SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT (No. 2-84776)
        UNDER THE SECURITIES ACT OF 1933                                     [X]

        Pre-Effective Amendment No.                                          [ ]
                                   ----

        Post-Effective Amendment No.  46                                     [X]

                                              and

REGISTRATION STATEMENT (No. 811-3785)
        UNDER THE INVESTMENT COMPANY ACT OF 1940                             [X]

        Amendment No. 46                                                     [X]


Fidelity Advisor Series I
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)    (Zip Code)

Registrant's Telephone Number:  617-563-7000
                              --------------------------------------------------
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective

        (  ) immediately upon filing pursuant to paragraph (b).
        (  ) on (                               ) pursuant to paragraph (b).
        (  ) 60 days after filing pursuant to paragraph (a)(1).
        (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
        (X ) 75 days after filing pursuant to paragraph (a)(2).
        (  ) on (             ) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           Fidelity Advisor Series I:
                      Fidelity Advisor Dividend Growth Fund
                     Fidelity Advisor Retirement Growth Fund
                     Fidelity Advisor Asset Allocation Fund
                Class A, Class T, Class B and Class C Prospectus
                              Cross Reference Sheet

 Form N-1A
ITEM NUMBER                          PROSPECTUS SECTION
-----------                          ------------------
  1          ........ Cover Page
  2     a    ........ Expenses
       b, c  ........ Contents; Who May Want to Invest
  3     a    ........ *
        b    ........ *
        c    ........ *
        d    ........ *
  4     a    i....... Charter
             ii...... Investment Principles and Risks; Securities and
                      Investment Practices
        b    ........ Investment Principles and Risks; Securities and
                      Investment Practices
        c    ........ Who May Want to Invest; Investment Principles and Risks
  5     a    ........ Charter
        b    i....... Charter
             ii...... Charter; Breakdown of Expenses
             iii..... Expenses; Breakdown of Expenses
        c    ........ Charter
        d    ........ Charter; Breakdown of Expenses
        e    ........ Charter; Breakdown of Expenses
        f    ........ Expenses; Breakdown of Expenses
        g    i....... Charter
             ii...... *
        5A   ........ *
  6     a    i....... Charter
             ii...... How to Buy Shares; How to Sell Shares; Investor
                      Services; Transaction Details; Exchange Restrictions
             iii..... Charter
        b    ........ Charter
        c    ........ Transaction Details; Exchange Restrictions
        d    ........ Who May Want to Invest
        e    ........ Cover Page; How to Buy Shares; How to Sell Shares;
                      Investor Services
       f, g  ........ Dividends, Capital Gains, and Taxes
        h    ........ Who May Want to Invest
  7     a    ........ Cover Page; Charter
        b    ........ How to Buy Shares; Transaction Details
        c    ........ Sales Charge Reductions and Waivers
        d    ........ How to Buy Shares
        e    ........ Breakdown of Expenses; Transaction Details
        f    ........ Expenses; Breakdown of Expenses
        g    ........ Expenses; Transaction Details
  8          ........ How to Sell Shares; Investor Services; Transaction
                      Details; Exchange Restrictions
  9          ........ *
--------------
* Not Applicable

                           Fidelity Advisor Series I:
                      Fidelity Advisor Dividend Growth Fund
                   Fidelity Advisor Retirement Growth Fund
                    Fidelity Advisor Asset Allocation Fund
                         Institutional Class Prospectus
                              Cross Reference Sheet

 Form N-1A
ITEM NUMBER                          PROSPECTUS SECTION
-----------                          ------------------
  1          .........Cover Page
  2     a    .........Expenses
       b, c  .........Contents; Who May Want to Invest
  3     a    .........*
        b    .........*
        c    .........*
        d    .........*
  4     a    i........Charter
             ii.......Investment Principles and Risks; Securities and
                      Investment Practices
        b    .........Investment Principles and Risks; Securities and
                      Investment Practices
        c    .........Who May Want to Invest; Investment Principles and Risks
  5     a    .........Charter
        b    i........Charter
             ii.......Charter; Breakdown of Expenses
             iii......Expenses; Breakdown of Expenses
        c    .........Charter
        d    .........Charter; Breakdown of Expenses
        e    .........Charter; Breakdown of Expenses
        f    .........Expenses; Breakdown of Expenses
        g    i........Charter
             ii.......*
        5A   .........*
  6     a    i........Charter
             ii.......How to Buy Shares; How to Sell Shares; Investor
                      Services; Transaction Details; Exchange Restrictions
             iii......Charter
        b    .........Charter
        c    .........Transactions Details; Exchange Restrictions
        d    .........Who May Want to Invest
        e    .........Cover Page; How to Buy Shares; How to Sell Shares;
                      Investor Services
       f, g  .........Dividends, Capital Gains, and Taxes
        h    .........Who May Want to Invest
  7     a    .........Cover Page; Charter
        b    .........How to Buy Shares; Transaction Details
        c    .........*
        d    .........How to Buy Shares
        e    .........*
        f    .........Breakdown of Expenses
        g    .........*
  8          .........How to Sell Shares; Investor Services; Transaction
                      Details; Exchange Restrictions
  9          .........*
--------------
* Not Applicable


SUBJECT  TO  COMPLETION.   PRELIMINARY       FIDELITY ADVISOR
PROSPECTUS  DATED  September 30, 1998.
Information    contained   herein   is       DOMESTIC EQUITY FUNDS
subject to completion or amendment.  A
registration   statement  relating  to
these  securities  has been filed with       CLASS A, CLASS T, CLASS B, AND
the     Securities     and    Exchange       Class C
Commission.  These  securities may not
be  sold  nor  may  offers  to  buy be
accepted   prior   to  the   time  the
registration     statement     becomes       FIDELITY ADVISOR DIVIDEND GROWTH FUND
effective.  This prospectus  shall not       Fund 714 (Class A), Fund 720 (Class T), Fund 715
constitute  an  offer  to  sell or the       (Class B), Fund 716 (Class C)
solicitation  of an  offer  to buy nor
shall  there  be  any  sale  of  these       FIDELITY ADVISOR RETIREMENT GROWTH FUND
securities  in any state in which such       Fund 721 (Class A), Fund 725 (Class T), Fund 722
offer,  solicitation  or sale would be       (Class B), Fund 723 (Class C)
unlawful  prior  to   registration  or
qualification   under  the  securities       FIDELITY ADVISOR ASSET ALLOCATION FUND
laws of any such state.                      Fund 726 (Class A), Fund 730 (Class T), Fund 727
                                             (Class B), Fund 728 (Class C)
Please  read  this  prospectus  before
investing,  and  keep it on  file  for
future    reference.    It    contains
important  information,  including how       FUNDS OF FIDELITY ADVISOR SERIES I
each  fund  invests  and the  services
available to shareholders.

To learn  more about each fund and its
investments,  you can obtain a copy of
the     Statement    of     Additional
Information  (SAI) dated  December 14,       PROSPECTUS
1998.  The SAI has been filed with the       DECEMBER 14, 1998
Securities  and  Exchange   Commission
(SEC)  and  is  available  along  with
other  related  materials on the SEC's
Internet  Web  site   (http://www.sec.
gov). The SAI is  incorporated  herein
by reference  (legally forms a part of
the  prospectus).  For a free  copy of
the   document,    contact    Fidelity
Distributors   Corporation  (FDC),  82
Devonshire  Street,  Boston, MA 02109,
or your investment professional.


--------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS  OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC,  FEDERAL  RESERVE
BOARD  OR ANY  OTHER  AGENCY,  AND ARE
SUBJECT TO INVESTMENT  RISKS INCLUDING
POSSIBLE  LOSS  OF  PRINCIPAL   AMOUNT
INVESTED.
--------------------------------------

LIKE   ALL   MUTUAL    FUNDS,    THESE
SECURITIES  HAVE NOT BEEN  APPROVED OR
DISAPPROVED   BY  THE  SECURITIES  AND
EXCHANGE   COMMISSION,   NOR  HAS  THE
SECURITIES  AND  EXCHANGE   COMMISSION      [GRAPHIC - FIDELITY COMPANY LOGO](REGISTERED)
PASSED  UPON THE  ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION      82 Devonshire Street, Boston, MA  02109
TO THE CONTRARY IS A CRIMINAL OFFENSE.



ACOMNEW-red-1098
1.708831.100

CONTENTS

KEY FACTS                                  WHO MAY WANT TO INVEST

                                           EXPENSES  Each  class's  sales charge
                                           (load)    and  its  yearly  operating
                                           expenses.

                                           PERFORMANCE

                                           PRIOR PERFORMANCE OF SIMILAR FUNDS

THE FUNDS IN DETAIL                        CHARTER How each fund is organized.

                                           INVESTMENT PRINCIPLES AND  RISKS Each
                                           fund's overall approach to investing.
                                           BREAKDOWN  OF  EXPENSES How operating
                                           costs  are  calculated  and what they
                                           include.

YOUR ACCOUNT                               TYPES OF ACCOUNTS  Different  ways to
                                           set up your account, including tax-
                                           advantaged retirement plans.
                                           HOW TO BUY SHARES Opening  an account
                                           and  making  additional  investments.
                                           HOW  TO  SELL SHARES Taking money out
                                           and closing your account.
                                           INVESTOR SERVICES Services to help
                                           you manage your account.

SHAREHOLDER AND ACCOUNT POLICIES           DIVIDENDS, CAPITAL GAINS, AND TAXES

                                           TRANSACTION DETAILS Share  price
                                           calculations  and  the  timing  of
                                           purchases and redemptions.
                                           EXCHANGE RESTRICTIONS

                                           SALES CHARGE REDUCTIONS AND WAIVERS

                                           APPENDIX

KEY FACTS

WHO MAY WANT TO INVEST

Class A, Class T, Class B, and Class C shares are offered to investors who engage an investment professional for investment advice.

Dividend Growth and Retirement Growth may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. Dividend Growth is designed for those who consider dividends to be an indication of a company's growth potential. It is important to note that Dividend Growth does not invest for income. Retirement Growth is designed for non-profit organizations and investors in tax-qualified retirement plans and does not consider the effect of taxes when it buys and sells securities.

Asset Allocation may be appropriate for investors who want to diversify among stocks, bonds, short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of total return, Asset Allocation may be appropriate for you.

The value of each fund's investments and, as applicable, the income they generate vary from day to day, generally reflecting changes in market conditions, interest rates, and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. For Asset Allocation, performance also depends on FMR's skill in allocating assets.

Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a 12b-1 fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a 12b-1 fee. Institutional Class shares have no sales charge and do not pay a 12b-1 fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page __, for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-522-7297 if you are investing through a broker-dealer or insurance representative, or 1-800-843-3001 if you are investing through a bank representative, or from your investment professional.

The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. Contact your investment professional to discuss which class is appropriate for you.

In determining which class of shares is appropriate for you, you should consider, among other factors, the amount you plan to invest, the length of time you intend to hold your shares, your eligibility for a sales charge waiver or reduction, and the package of services provided to you by your investment professional and the overall costs of those services. In general, Class A shares have higher costs than Class T shares over a short holding period because Class A shares have a higher front-end sales charge, and Class A shares have lower costs than Class T shares over a longer holding period because Class A shares have lower 12b-1 fees. If you are planning to invest a significant amount either at one time or through a regular investment program, you should consider the reduced front-end sales charges available on Class A and Class T shares. If you are eligible for a front-end sales charge waiver on a purchase of both Class A and Class T shares, Class A shares generally will have lower costs than Class T shares because Class A shares have lower 12b-1 fees. However, you should evaluate the overall costs of purchasing Class A shares or Class T shares in the context of the package of services provided to you by your investment professional. See "Transaction Details," page __, and "Sales Charge Reductions and Waivers," page__, for sales charge reduction and waiver information.

If you prefer not to pay a front-end sales charge, you should consider Class B or Class C shares. While Class B and Class C shares are subject to higher ongoing costs than Class A or Class T shares, in general because of their higher 12b-1 fees, Class B and Class C shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. In general, Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over a maximum of six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Class A shares after a



                                       3A
maximum of seven years. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, that purchase amounts of more than $1,000,000 generally will not be accepted for Class C shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge reduction or waiver. See "How to Buy Shares," page __, for more information on the maximum purchase amount for Class C shares. If you sell your Class B shares within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. If you sell your Class C shares within one year, you will normally pay a 1.00% CDSC. See "Transaction Details," page __, for CDSC schedules and related information. Class B shares will automatically convert to Class A shares after a holding period of seven years. Class C shares do not convert to another class of shares. See "Transaction Details," page __, for conversion information.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower front-end sales charges may be available with purchases of $50,000 or more. See "Transaction Details," page __, for an explanation of how and when these charges apply.

A CDSC is imposed on Class B shares only if you redeem Class B shares within six years of purchase. A CDSC is imposed on Class C shares only if you redeem Class C shares within one year of purchase. See "Transaction Details," page ___, for information about the CDSC.

                                    Class A     Class T      Class B   Class C

Maximum sales charge on
purchases (as a % of
offering price)                      5.75%       3.50%        None      None

Maximum CDSC (as a % of the
lesser of original purchase price or
redemption proceeds)                 None[A]    None[A]      5.00%[B]  1.00%[C]

Sales charge on                      None       None          None      None
reinvested distributions

Annual account maintenance fee       $12.00     $12.00       $12.00    $12.00
(for accounts under $2,500)

[A] A CONTINGENT DEFERRED SALES CHARGE OF 0.25% IS ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A AND CLASS T SHARES ON WHICH A FINDER'S FEE WAS PAID. SEE "TRANSACTION DETAILS," PAGE __.
[B]  DECLINES  OVER 6 YEARS  FROM  5.00% TO 0%.
[C] ON CLASS C SHARES  REDEEMED WITHIN 1 YEAR OF PURCHASE.


ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

12b-1 fees for Class A, Class T, Class B, and Class C include a distribution fee and, for Class B and Class C, a shareholder service fee. Distribution fees are paid by each class to FDC for services and expenses in connection with the distribution of the applicable class's shares. Shareholder service fees are paid by Class B and Class C of the funds to FDC for services and expenses incurred in connection with providing personal service to and/or maintenance of Class B and Class C shareholder accounts. Long-term shareholders may pay more than the economic equivalent of the maximum sales charges permitted by the National Association of Securities Dealers, Inc., due to 12b-1 fees.

Each class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page __.)

The following figures are based on estimated expenses of Class A, Class T, Class B, and Class C of each fund and are calculated as a percentage of average net assets of Class A, Class T, Class B, and Class C of each fund.


DIVIDEND GROWTH

                                       Class A   Class T   Class B   Class C

Management fee                         0.59%[A]  0.59%[A]  0.59%[A]  0.59%[A]

12b-1 fee (including                   0.25%     0.50%     1.00%     1.00%
0.25% Shareholder
Service fee for Class B and
Class C shares)

Other expenses                         0.47%[A]  0.44%[A]  0.45%[A]  0.44%[A]
                                       --------- --------- --------- ---------
Total operating expenses               1.31%     1.53%     2.04%     2.03%

[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.



                                       4A

RETIREMENT GROWTH

                                     Class A      Class T   Class B   Class C

Management fee                       0.59%[A]     0.59%[A]  0.59%[A]  0.59%[A]

12b-1 fee (including                 0.25%        0.50%     1.00%     1.00%
0.25% Shareholder
Service fee for Class B
and Class C shares)

Other expenses                       0.51%[A]     0.48%[A]  0.50%[A]  0.48%[A]
                                    ------------------------------------------
Total operating expenses             1.35%        1.57%     2.09%     2.07%

[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.


ASSET ALLOCATION

                                     Class A      Class T   Class B   Class C

Management fee                       0.59%[A]     0.59%[A]  0.59%[A]  0.59%[A]

12b-1 fee (including                 0.25%        0.50%     1.00%     1.00%
0.25% Shareholder
Service fee for Class B
and Class C shares)

Other expenses (after                0.91%[A]     0.91%[A]  0.91%[A]  0.91%[A]
reimbursement)
                                     ------------------------------------------
Total operating expenses             1.75%        2.00%     2.50%     2.50%

[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.

EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment, assuming a 5% annual return and either (1) full redemption or
(2) no redemption at the end of each time period. Total expenses shown below include your shareholder transaction expenses, such as the maximum front-end sales charge or CDSC, as applicable, and a class's annual operating expenses.


DIVIDEND GROWTH

                                         1 Year       3 Years
                                       (1)    (2)    (1)    (2)
Class A                               $70    $70    $97     $97

Class T                               $50    $50    $81     $81

Class B                               $71[A] $21    $94[A]  $64

Class C                               $31[A] $21    $64     $64

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.

RETIREMENT GROWTH

                                         1 Year      3 Years
                                       (1)    (2)    (1)   (2)
  Class A                             $70    $70    $98    $98

  Class T                             $50    $50    $83    $83

  Class B                             $71[A] $21    $95[A] $65

  Class C                             $31[A] $21    $65    $65

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.


 ASSET ALLOCATION

                                        1 Year      3 Years
                                      (1)   (2)    (1)    (2)
  Class A                            $74    $74    $109    $109

  Class T                            $55    $55    $96     $96

  Class B                            $75[A] $25    $108[A] $78

  Class C                            $35[A] $25    $78     $78

[A] REFLECTS DEDUCTION OF APPLICABLE CDSC.

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.




                                       5A

FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:



               Class A  Effective  Class T Effective  Class B  Effective  Class C  Effective
                           Date               Date                Date               Date
Dividend
Growth         1.75%   12/14/98   2.00%    12/14/98   2.50%     12/14/98  2.50%    12/14/98

Retirement
Growth         1.75%   12/14/98   2.00%    12/14/98   2.50%     12/14/98  2.50%    12/14/98

Asset
Allocation     1.75%   12/14/98   2.00%    12/14/98   2.50%     12/14/98  2.50%    12/14/98


If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, would be expected to be the following amounts:



                             Other Expenses [A]                       Total Operating Expenses [A]
                     Class A    Class T   Class B    Class C        Class A   Class T    Class B   Class C

  Dividend                 +          +         +          +             +          +          +         +
  Growth
  Retirement               +          +         +          +             +          +          +         +
  Growth
  Asset Allocation     1.25%      1.22%     1.24%      1.22%         2.09%      2.31%      2.83%     2.81%


[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.

+ TOTAL OPERATING EXPENSES ARE EXPECTED TO BE LESS THAN THE VOLUNTARY EXPENSE CAPS IN EFFECT DURING THE FISCAL YEAR ENDING NOVEMBER 30, 1999.

PERFORMANCE

Mutual fund performance is commonly measured as TOTAL RETURN and/or YIELD.

Performance history will be available for each fund after the funds have been in operation for six months.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

Average annual and cumulative total returns usually will include the effect of paying the maximum applicable sales charge.

 YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Other illustrations of fund performance may show moving averages over specified periods.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.

PRIOR PERFORMANCE OF SIMILAR FUNDS

Because the funds were new when this prospectus was printed, they have no previous operating history. However, Dividend Growth, Retirement Growth, and Asset Allocation are modeled after the following existing funds, respectively:
Fidelity Dividend Growth Fund, Fidelity Retirement Growth Fund, and Fidelity Asset Manager: Growth Fund (Related Funds). The Related Funds are managed by FMR and have investment objectives, policies, and strategies that are substantially similar to the corresponding funds offered through this prospectus. The Related Funds, however, have different expenses and are sold through different distribution channels.

Below you will find information about the prior performance of the Related Funds, not the performance of the funds offered through this prospectus. The performance data of the Related Funds is net of advisory fees and other expenses.

Although the funds have substantially similar investment objectives, policies, and strategies as the corresponding Related Funds, you should not assume that the funds offered through this prospectus will have the same performance as the Related Funds. For example, a fund's future performance may be greater or less than the performance of the corresponding Related Fund due to, among other things, differences in sales charges, expenses, asset sizes and cash flows between the fund and the corresponding Related Fund. Class A, T, B, and C shares have higher sales charges and may have higher total expenses than the corresponding Related Funds. Certain investors may be eligible for sales load waivers. Please see page __.

Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical results of the Related Funds and do not reflect the effect of taxes.

The first table below sets forth the corresponding Related Fund of Dividend Growth, Retirement Growth and Asset Allocation, the date FMR began managing each Related Fund, and the asset size of each Related Fund as of August 31, 1998. The next table shows each Related Fund's performance over past periods. The charts in the Appendix beginning on page __, present calendar year performance for the Related Funds compared to different measures, including a competitive funds average.

FUNDS OFFERED THROUGH THIS                   CORRESPONDING RELATED FUND
PROSPECTUS                                   (INCEPTION DATE AND ASSET SIZE)

Fidelity Advisor Dividend Growth Fund        Fidelity Dividend Growth Fund
                                             (April 27, 1993) $ 6,162,431,000

Fidelity Advisor Retirement Growth Fund      Fidelity Retirement Growth Fund
                                             (March 25, 1983)  $3,549,382,000

Fidelity Advisor Asset Allocation Fund       Fidelity Asset Manager: Growth Fund
                                             (December 30, 1991) $ 4,497,340,000


                                       7A

 ...................................................................................................................................
CORRESPONDING RELATED FUNDS [A]
                                    Average Annual Total Return*                        Cumulative Total Return*
                                                         10 years/                                                    10 years/
                           Past 1 year   Past 5 years  Life of fund+           Past 1 year   Past 5 years           Life of fund+
Fidelity Dividend Growth      34.59%        26.88%         27.50%                 34.59%        228.81%                251.83%
Fund#

Fidelity Retirement           29.29%        17.36%         16.12%                 29.29%        122.66%                345.69%
Growth Fund#

Fidelity Asset Manager:       23.00%        15.84%         17.00%                 23.00%        108.57%                177.57%
Growth Fund#


* All figures are for periods ending at the most recent calendar quarter end of the Related Funds (June 30, 1998).
+ Life of fund figures are from commencement of operations for Fidelity Dividend Growth Fund (April 27, 1993) and Fidelity Asset Manager:
         Growth Fund (December 30, 1991) through June 30, 1998.
# For the fiscal year ended July 31, 1998, the total operating expenses were 0.86% for Fidelity Dividend Growth Fund (including expense reductions). For the semi-annual period ended April 30, 1998, the total annualized operating expenses were 0.59% for Fidelity Retirement Growth Fund (including expense reductions). For the semi-annual period ended March 31, 1998, the total annualized operating expenses were 0.84% for Fidelity Asset Manager: Growth Fund (including expense reductions). If FMR had not reimbursed certain expenses during these periods, Fidelity Asset Manager: Growth Fund's total returns would have been lower.

[A] The funds offered through this prospectus assess a 12b-1 fee and may sell their shares with a front-end sales load or contingent deferred sales charge, while the Related Funds do not. Certain investors may be eligible for sale load waivers. Please see page __. The inclusion of any applicable sales charge and/or 12b-1 fee in a performance calculation produces a lower return.





                                       7B

THE FUNDS IN DETAIL

CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust on June 24, 1983.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.

FMR AND ITS AFFILIATES

Fidelity Investments(REGISTERED TRADEMARK) is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.

The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

o Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund.

o Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), located in Merrimack, New Hampshire, will select certain types of investments for Asset Allocation.

As of August 31, 1998, FMR advised funds having approximately 38 million shareholder accounts with a total value of more than $546 billion.

Charles Mangum is Vice President and manager of Advisor Dividend Growth, which he has managed since December 1998. He also manages other Fidelity funds. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.

J. Fergus Shiel is Vice President and manager of Advisor Retirement Growth, which he has managed since December 1998. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Shiel has worked as an analyst, portfolio assistant and manager.

Dick Habermann is Vice President and lead manager of Advisor Asset Allocation, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Habermann is a Senior Vice President of FMR Co. Previously, he was Division Head for International Equities and Director of International Research from 1993 to 1996, and Joint Chief Strategist for Portfolio Advisory Services(SERVICEMARK) from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for each class of each fund.

FMR Corp. is the ultimate parent company of FMR, FIMM, FMR U.K, and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds (SERVICEMARK), provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.


                                       8A

INVESTMENT PRINCIPLES AND RISKS

The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

DIVIDEND GROWTH seeks capital appreciation by investing primarily in companies that FMR believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. FMR normally invests at least 65% of the fund's total assets in equity securities of these companies.

The fund's strategy is based on the premise that dividends are an indication of a company's financial health and companies that are commencing or increasing their dividends have an enhanced potential for capital growth. Although the fund uses income to evaluate its investments, it is important to recognize that the fund does not invest for income.

RETIREMENT GROWTH seeks capital appreciation by investing substantially in common stocks, although it may invest in other types of instruments as well. FMR considers economic, financial, and security trends when choosing the types of securities the fund will buy. In pursuit of its goal, the fund has the flexibility to invest in large or small domestic or foreign companies.

The fund may buy securities that provide income. However, it does not place any emphasis on the income, except when FMR believes this income will have a favorable influence on the securities' market value. Because the fund is designed for those in tax-qualified retirement plans and non-profit organizations, it may realize capital gains without regard to shareholders' current tax liability.

ASSET ALLOCATION seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term and money-market instruments, and other instruments of U.S. and foreign issuers.

The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below:


                                RANGE            NEUTRAL MIX
                                -----            -----------

STOCK CLASS                     50-100%          70%

BOND CLASS                      0-50%            25%

SHORT-TERM/MONEY MARKET CLASS   0-50%            5%

The fund's aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its return may not be as high as a fund that invests only in stocks.

In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 20% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each


                                       9A
fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.

EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest in more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.

RESTRICTIONS: For Dividend Growth and Retirement Growth, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR. Dividend Growth currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to less than 35% of its assets. Retirement Growth currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.

For Asset Allocation, purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's, S&P, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR. Asset Allocation currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.


DEBT RATINGS
                                   MOODY'S
                                  INVESTORS     STANDARD &
                                   SERVICE        POOR'S
                                    RATING        RATING
INVESTMENT GRADE

Highest quality                    Aaa           AAA

High quality                       Aa            AA

Upper-medium grade                 A             A

Medium grade                       Baa           BBB

LOWER QUALITY

Moderately speculative             Ba            BB

Speculative                        B             B

Highly speculative                 Caa           CCC

Poor quality                       Ca            CC

Lowest quality, no interest        C             C

In default, in arrears             -             D

REFER TO THE FUNDS' SAI FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

EACH FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.

MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent



                                      10A
investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include securities of closed-end investment companies, convertible securities, preferred stocks, and real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.


                                      11A

RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 33 1/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

DIVIDEND GROWTH seeks capital appreciation.

RETIREMENT GROWTH seeks capital appreciation.

ASSET ALLOCATION seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S.Government securities or to securities of other investment companies.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

Loans, in the aggregate, may not exceed 33 1/3% of a fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of each class's assets are reflected in that class's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page __.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a class's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For August 1998, the group fee rate was 0.2892%. The individual fund fee rate is 0.30% for each fund.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.

Beginning January 1, 1999, FIMM will select certain investments for Asset Allocation. FMR will pay FIMM a fee equal to 50% of its management fee (before


                                      12A
expense reimbursements) with respect to the fund's investments that FIMM manages.

OTHER EXPENSES

While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.

FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for each class of each fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for each class of each fund, maintains the general accounting records for each fund, and administers the securities lending program for each fund.

Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

Class A and Class T shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class A and Class T of each fund are authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class A and Class T shares. Class A and Class T of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A and Class T of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.25% and 0.50%, respectively, of its average net assets throughout the month. Class A and Class T distribution fee rates may be increased only when the Trustees believe that it is in the best interests of Class A and Class T shareholders to do so.

Up to the full amount of the Class A and Class T distribution fees may be reallowed to investment professionals, as compensation for their services in connection with the distribution of Class A and Class T shares and for providing support services to Class A and Class T shareholders, based upon the level of such services provided. These services may include, without limitation, answering investor inquiries regarding the funds; providing assistance to investors in changing dividend  options,  account  designations,  and addresses;
performing subaccounting and maintaining Class A and Class T shareholder accounts; processing purchase and redemption transactions, including automatic investment and redemption of investor account balances; providing periodic statements showing an investor's account balance and integrating other transactions into such statements; and performing other administrative services in support of the shareholder.

Class B shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class B of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class B shares. Class B of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class B of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to each Class B plan, Class B of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class B's average net assets throughout the month. Up to the full amount of the Class B service fee may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

Class C shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class C of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class C of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares.

In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C service fee may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.

For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of the Class C distribution fee and Class C service fee paid by such shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

The Class A, Class T, Class B, and Class C plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of


                                      13A
the applicable class's shares, including payments made to investment professionals that provide shareholder support services or engage in the sale of the applicable class's shares. Currently, the Board of Trustees of each fund has authorized such payments.

The funds' portfolio turnover rates will vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT

TYPES OF ACCOUNTS

When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed at right.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers a fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.

If you have selected Fidelity Advisor funds as an investment option through an insurance company group pension program, please contact the provider directly.

WAYS TO SET UP YOUR ACCOUNT

 INDIVIDUAL OR JOINT TENANT
 FOR YOUR GENERAL INVESTMENT NEEDS
 Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
--------------------------------------------------------------------------------

 RETIREMENT

 FOR TAX-ADVANTAGED RETIREMENT SAVINGS

Retirement  plans  provide  individuals  with  tax-advantaged  ways to save  for
retirement,   either  with  tax-deductible  contributions  or  tax-free  growth.
Retirement accounts require special applications and typically have lower minimums.

o TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 1/2 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.

o ROTH IRAs allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.

o ROTH CONVERSION IRAs allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.

o ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.

o 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.

o KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.

o SIMPLE IRAs provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.


                                      15A

o SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
--------------------------------------------------------------------------------

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors
Act       (UTMA).       Contact       your       investment        professional.
--------------------------------------------------------------------------------
TRUST

FOR MONEY  BEING  INVESTED  BY A TRUST

The   trust   must  be   established   before   an   account   can  be   opened.
--------------------------------------------------------------------------------
BUSINESS OR ORGANIZATION
FOR  INVESTMENT  NEEDS OF  CORPORATIONS,  ASSOCIATIONS,  PARTNERSHIPS,  OR OTHER
GROUPS

Contact your investment professional.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of Class A or Class T is the class's offering price or the class's net asset value per share (NAV), depending on whether you pay a front-end sales charge. If you pay a front-end sales charge, your price will be Class A's or Class T's offering price. When you buy Class A or Class T shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class T shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class T's NAV. See "Transaction Details," page __, and "Sales Charge Reductions and Waivers," page __, for explanations of how and when the sales charge and waivers apply.

For Class B and Class C, the PRICE TO BUY ONE SHARE is the class's NAV. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. See "Transaction Details," page __, for information on how the CDSC is calculated.

Your shares will be purchased at the next offering price or NAV, as applicable, calculated after your order is received in proper form. Each class's offering price and NAV, as applicable, are normally calculated each business day at 4:00 p.m. Eastern time.

Short-term or excessive trading into and out of a fund may harm fund performance by disrupting portfolio management strategies and by increasing fund expenses. Accordingly, each fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in a fund or other Fidelity funds, and accounts under common ownership or control.

It is the responsibility of your investment professional to transmit your order to buy shares to the transfer agent before the close of business on the day you place your order.

Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.

Share certificates are not available for Class A, Class T, Class B, or Class C shares.

IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. If there is no account application accompanying this prospectus, call your investment professional or, if you are investing through a broker-dealer or insurance representative, call
1-800-522-7297 or, if you are investing through a bank representative, call 1-800-843-3001.

If you are investing through a tax-advantaged retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you can:

o Mail an account application with a check,
o Place an order and wire money into your account,
o Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or
o Contact your investment professional.


MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                       $2,500

For certain Fidelity Advisor retirement accounts++         $500

Through regular investment plans*                        $1,000

TO ADD TO AN ACCOUNT                                       $250

For certain Fidelity Advisor retirement accounts++         $100

Through regular investment plans*                          $100

MINIMUM BALANCE                                          $1,000

 For certain Fidelity Advisor retirement accounts++        None

++THESE LOWER MINIMUMS APPLY TO FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

*AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE __.

There is no minimum account balance or initial or subsequent investment minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

Investment and account minimums are waived for purchases of Class T shares with distributions from a Fidelity Defined Trust account.

PURCHASE AMOUNTS OF MORE THAN $250,000 WILL NOT BE ACCEPTED FOR CLASS B SHARES.

PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN.

For further information on opening an account, please consult your investment professional or refer to the account application.

                                      17A


                                        TO OPEN AN ACCOUNT                             TO ADD TO AN ACCOUNT

                                        o Contact your investment professional or,     o Contact your investment professional
PHONE                                    if you are investing through a                  or, if you are investing through a
YOUR INVESTMENT                          broker-dealer or insurance                      broker-dealer or insurance
PROFESSIONAL                             representative, call 1-800-522-7297. If         representative, call 1-800-522-7297. If
[GRAPHIC-TELEPHONE]                      you are investing through a bank                you are investing through a bank
                                         representative, call 1-800-843-3001.            representative, call 1-800-843-3001.

                                       o Exchange from the same class of another      o Exchange from the same class of another
                                         Fidelity  Advisor  fund or from another         Fidelity  Advisor  fund or from another
                                         Fidelity  fund  account  with  the same         Fidelity  fund  account  with  the same
                                         registration,  including name, address,         registration,  including name, address,
                                         and taxpayer ID number.                         and taxpayer ID number.
------------------------------------------------------------------------------------------------------------------------------------
MAIL                                   o Complete and sign the account application.    o Make your check payable to the complete
[GRAPHIC-ENVELOPE]                       Make your check payable to the complete         name of the fund of your choice and note
                                         name of the fund of your choice and note        the applicable class. Indicate your fund
                                         the applicable class. Mail to the address       account number on your check and mail to
                                         indicated on the application.                   the address printed on your account
                                                                                         statement.

                                                                                       o Exchange by mail: call your investment
                                                                                         professional for instructions.
------------------------------------------------------------------------------------------------------------------------------------
IN PERSON                              o Bring your account application and check      o Bring your check to your investment
[GRAPHIC-HAND WITH LETTER]               to your investment professional.                 professional.

------------------------------------------------------------------------------------------------------------------------------------
WIRE                                   o Not available                                 o Wire to:
[GRAPHIC-WIRE SYMBOL]                                                                    Banker's Trust Co.
                                                                                         Routing # 021001033
                                                                                         Fidelity DART Depository
                                                                                         Account # 00159759
                                                                                         FBO:  (Account name)
                                                                                               (Account number)
                                                                                       Specify the complete name of the fund of
                                                                                       your choice, note the applicable class, and
                                                                                       include your account number and your
                                                                                       name.
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATICALLY                         o Not available.                                o Use Fidelity Advisor Systematic
[GRAPHIC-CALENDAR]                                                                      Investment Program. Sign up for this
                                                                                        Service when opening your account, or
                                                                                        call your investment professional to begin
                                                                                        the program.
------------------------------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of Class A, Class T, Class B and Class C is the class's NAV, minus any applicable CDSC.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC. Each class's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimum balances do not apply to retirement and Fidelity Defined Trust accounts).

TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o You wish to  redeem  more  than  $100,000  worth  of  shares,
o Your  account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),
o The check is being made payable to someone other than the account owner,
o The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration,
o You wish to set up the bank  wire  feature,  or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING
Write a "letter of instruction" with:

o Your name,
o The fund's name,
o The applicable class name,
o Your fund account number,
o The  dollar  amount  or  number  of  shares  to be  redeemed,  and
o Any other applicable requirements listed in the table on page __.

Deliver your letter to your investment professional, or mail it to the following address:

Fidelity Investments
P.O. Box 770002
Cincinnati, OH  45277-0081

Unless otherwise instructed, Fidelity will send a check to the record address.




                                      19A


                                      ACCOUNT TYPE                                    SPECIAL REQUIREMENTS
PHONE                                 All account types except retirement             o Maximum check request: $100,000.
YOUR INVESTMENT
PROFESSIONAL
[GRAPHIC-TELEPHONE]
                                      All account types                               o You may exchange to the same class of other
                                                                                        Fidelity  Advisor funds or to other Fidelity
                                                                                        funds  if  both   accounts   are  registered
                                                                                        with the same name(s), address, and taxpayer
                                                                                        ID number.
------------------------------------------------------------------------------------------------------------------------------------

MAIL OR IN PERSON                     Individual, Joint Tenant, Sole                  o The letter of instruction must be signed
[GRAPHIC-ENVELOPE]                    Proprietorship, UGMA, UTMA                        by all persons required to sign for
[GRAPHIC-HAND WITH LETTER]                                                              transactions, exactly as their names appear
                                                                                        on the account, and sent to your investment
                                                                                        professional.

                                      Retirement account                              o The account owner should complete a
                                                                                        retirement  distribution  form. Contact your
                                                                                        investment professional or, if you purchased
                                                                                        your  shares  through  a  broker-dealer   or
                                                                                        insurance        representative,        call
                                                                                        1-800-522-7297. If you purchased your shares
                                                                                        through   a   bank   representative,    call
                                                                                        1-800-843-3001.

                                      Trust                                           o The trustee must sign the  letter indicating
                                                                                        capacity as trustee. If  the trustee's  name
                                                                                        is not in the account registration,  provide
                                                                                        a  copy  of  the  trust  document  certified
                                                                                        within the last 60 days.

                                      Business or Organization                        o At least one person authorized by corporate
                                                                                        resolution to act on the account must sign
                                                                                        the letter.

                                      Executor, Administrator,
                                      Conservator/Guardian                            o For instructions, contact your investment
                                                                                        professional or, if you purchased your
                                                                                        shares through a broker-dealer or insurance
                                                                                        representative, call 1-800-522-7297.  If
                                                                                        you purchased your shares through a bank
                                                                                        representative, call 1-800-843-3001.
------------------------------------------------------------------------------------------------------------------------------------
WIRE                                  All account types except retirement             o You must sign up for the wire feature before
[GRAPHIC-WIRE SYMBOL]                                                                   using it. To verify that it is in place,
                                                                                        contact your investment professional or, if
                                                                                        you   purchased   your   shares   through  a
                                                                                        broker-dealer  or insurance  representative,
                                                                                        call  1-800-522-7297.  If you purchased your
                                                                                        shares through a bank  representative,  call
                                                                                        1-800-843-3001. Minimum wire: $500

                                                                                      o Your   wire   redemption   request  must  be
                                                                                        received  in  proper  form  by the  transfer
                                                                                        agent  before  4:00  p.m.  Eastern  time for
                                                                                        money to be wired on the next business day.




INVESTOR SERVICES

Fidelity Advisor funds provide a variety of services to help you manage your account.

INFORMATION SERVICES

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

o Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
o Account statements (quarterly)
o Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional if you need additional copies of financial reports and prospectuses.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Class A or Class T shares and buy the same class of shares of other Fidelity Advisor funds or Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund by telephone or in writing. You may sell your Class B shares and buy Class B shares of other Fidelity Advisor funds or Advisor B Class shares of Treasury Fund by telephone or in writing. You may sell your Class C shares and buy Class C shares of other Fidelity Advisor funds or Advisor C Class shares of Treasury Fund by telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with their purchase.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page ___.

FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your Class A, Class T, Class B and Class C account. Accounts with a value of $10,000 or more in Class A, Class T, Class B and Class C shares are eligible for this program. Aggregate redemptions per 12-month period from your Class B account may not exceed 10% of the account value and are not subject to a CDSC. Because of Class A's and Class T's front-end sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A or Class T shares on a regular basis.

One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.






                                      21A

REGULAR INVESTMENT PLANS

FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM

To move money from your bank account to a Fidelity
Advisor Fund

Minimum         Minimum
Initial         Additional     Frequency                      Setting up or changing

$1,000          $100           Monthly, bimonthly,            o For a new account, complete the appropriate section on the
                               quarterly, or semi-annually      application.

                                                              o For existing accounts, call your investment professional for an application.

                                                              o To change the amount or frequency of your  investment,  contact your investment  professional  directly or, if you purchased  your shares
                                                                through  a   broker-dealer   or   insurance   representative,   call
                                                                1-800-522-7297.   If  you  purchased  your  shares  through  a  bank
                                                                representative,  call 1-800-843-3001. Call at least 10 business days prior to your next  scheduled  investment  date (20 business days if you purchased your shares through a bank).

To direct distributions from a Fidelity  Defined Trust to Class T of a Fidelity Advisor fund

Minimum      Minimum
Initial      Additional                                        Setting  up or  changing

Not          Not                                               o For a new or existing account,  ask your investment professional
Applicable   Applicable                                          for the appropriate enrollment form.

                                                              o To change the fund to which your distributions are directed, contact your  investment  professional  for  instructions.

------------------------------------------------------------------------------------------------------------------------------------
FIDELITY ADVISOR SYSTEMATIC EXCHANGE PROGRAM
To move money from a Fidelity  money  market fund or a
Fidelity Advisor fund to another Fidelity Advisor fund

Minimum                        Frequency                      Setting up or changing
$100                           Monthly, quarterly,            o To establish, call your investment professional after both
                               semi-annually, or annually       accounts are opened.

                                                              o To change the amount or frequency of your  investment,  contact your investment  professional  directly or, if you purchased  your shares
                                                                through  a   broker-dealer   or   insurance   representative,   call
                                                                1-800-522-7297.   If  you  purchased  your  shares  through  a  bank
                                                                representative, call 1-800-843-3001.

                                                              o The account from which the exchanges are to be processed must have a minimum  balance of $10,000.  The account into which the exchange is being processed must have a minimum of $1,000.

                                                              o Both  accounts  must have the same  registrations  and  taxpayer  ID numbers.

                                                              o Call at least 2 business days prior to your next scheduled  exchange date.


                                                                 22

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends are distributed in December and January. Capital gains are normally distributed in December and each fund may pay additional capital gains after the close of its fiscal year.

DISTRIBUTION OPTIONS

When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(REGISTERED TRADEMARK) PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.

If you select distribution option 2, 3, or 4 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

Shares purchased through reinvestment of dividend and capital gain distributions are not subject to a sales charge. If you direct Class A or Class T distributions to a class with a front-end sales charge, you will not pay a sales charge on those purchases.

When Class A, Class T, Class B, or Class C deducts a distribution from its NAV, the reinvestment price is the applicable class's NAV at the close of business that day. Distribution checks will be mailed within seven days.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes,  each fund's income and  short-term  capital gains are
distributed   as  dividends   and  taxed  as  ordinary   income;   capital  gain
distributions are taxed as long-term capital gains.

Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions--including exchanges--are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.

You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, a fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions.

                                       23A

However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. FSC normally calculates each class's NAV and offering price, as applicable, as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.

Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

THE OFFERING PRICE of Class A or Class T is its NAV divided by the difference between one and the applicable front-end sales charge percentage. Class A has a maximum front-end sales charge of 5.75% of the offering price for each fund. Class T has a maximum front-end sales charge of 3.50% of the offering price for each fund.

SALES CHARGES AND INVESTMENT PROFESSIONAL
CONCESSIONS -- CLASS A

                                Sales Charge:
                                        As an      Investment
                            As a %   approximate  Professional
                              of       % of Net    Concession
                            Offering    Amount       as % of
                             Price     Invested     Offering
                                                      Price
Up to $49,999                5.75%      6.10%        5.00%
$50,000 to $99,999           4.50%      4.71%        3.75%
$100,000 to $249,999         3.50%      3.63%        2.75%
$250,000 to $499,999         2.50%      2.56%        2.00%
$500,000 to $999,999         2.00%      2.04%        1.75%
$1,000,000 to $24,999,999    1.00%      1.01%        0.75%
$25,000,000 or more          None*        None*        *

* SEE SECTION ENTITLED FINDER'S FEE.

SALES CHARGES AND INVESTMENT PROFESSIONAL
CONCESSIONS -- CLASS T

                                  Sales Charge:
                                         As an       Investment
                             As a %   approximate   Professional
                               of       % of Net    Concession as
                             Offering    Amount     % of Offering
                              Price     Invested        Price

Up to $49,999                 3.50%      3.63%        3.00%
$50,000 to $99,999            3.00%      3.09%        2.50%
$100,000 to $249,999          2.50%      2.56%        2.00%
$250,000 to $499,999          1.50%      1.52%        1.25%
$500,000 to $999,999          1.00%      1.01%        0.75%
$1,000,000 or more            None*      None*          *

* SEE SECTION ENTITLED FINDER'S FEE.

FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, and (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount.

Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor funds, or Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T CDSC shares that have been held for the longest period of time.

                                      24A

Shares held by an insurance company separate account will be aggregated at the client (e.g., the contract holder or plan sponsor) level, not at the separate account level. Upon request, anyone claiming eligibility for the 0.25% fee with respect to shares held by an insurance company separate account must provide FDC access to records detailing purchases at the client level.

With respect to employee benefit plans, the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or
(ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2. Your investment professional should advise Fidelity at the time your redemption order is placed if you qualify for a waiver of the Class A or Class T CDSC.

Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

CONTINGENT DEFERRED SALES CHARGE. Class B shares may, upon redemption, be assessed a CDSC based on the following schedule:

                                                Contingent
                                                 Deferred
From Date of Purchase                          Sales Charge
Less than 1 year                                     5%
1 year to less than 2 years                          4%
2 years to less than 3 years                         3%
3 years to less than 4 years                         3%
4 years to less than 5 years                         2%
5 years to less than 6 years                         1%
6 years to less than 7 years [A]                     0%

[A] AFTER A HOLDING PERIOD OF SEVEN YEARS, CLASS B SHARES WILL CONVERT AUTOMATICALLY TO CLASS A SHARES OF THE SAME FIDELITY ADVISOR FUND. SEE "CONVERSION FEATURE" BELOW FOR MORE INFORMATION.

When exchanging Class B shares of one fund for Class B shares of another Fidelity Advisor fund or Advisor B Class shares of Treasury Fund, your Class B shares retain the CDSC schedule in effect when they were originally purchased.

Except as provided below, investment professionals with whom FDC has agreements receive as compensation from FDC, at the time of the sale, a concession equal to 4.00% of your purchase of Class B shares. For purchases of Class B shares through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

Class C shares may, upon redemption within one year of purchase, be assessed a CDSC of 1.00%.

Except as provided below, investment professionals with whom FDC has agreements receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, investment professionals do not receive a concession at the time of sale.

The CDSC for Class B and Class C shares will be calculated based on the lesser of the cost of the Class B or Class C shares, as applicable, at the initial date of purchase or the value of those Class B or Class C shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class B and Class C shares acquired through distributions (dividends or capital gains) will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, Class B or Class C shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class B or Class C shares that have been held for the longest period of time.

CONVERSION FEATURE. After a holding period of seven years from the initial date of purchase, Class B shares and any capital appreciation associated with those shares convert automatically to Class A shares of the same Fidelity Advisor fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class B shares purchased through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class B non-Dividend Shares to your total Class B non-Dividend Shares.

For more information about the CDSC, including the conversion feature and the permitted circumstances for CDSC waivers, contact your investment professional.

REINSTATEMENT PRIVILEGE. If you have sold all or part of your Class A, Class T, Class B, or Class C shares of a fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or any of the other Fidelity Advisor funds, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC, if any, you paid on Class A, Class T, Class B, or Class C shares will be reimbursed to you by reinvesting that amount in Class A, Class T, Class B, or Class C shares, as applicable. You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to a fund and certain restrictions may apply. For purposes of the

                                       25A

CDSC holding period schedule, the holding period of your Class A, Class T, Class B, or Class C shares will continue as if the shares had not been redeemed.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next offering price or NAV, as applicable, calculated after your order is received in proper form. Note the following:

o All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
o Fidelity does not accept cash.
o When making a purchase with more than one check, each check must have a value of at least $50.
o Each fund reserves the right to limit the number of checks processed at one time.
o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

AUTOMATED PURCHASE ORDERS. Class A, Class T, Class B, and Class C shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.

CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form, minus any applicable CDSC. Note the following:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you.
o Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
o Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
o You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and
III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.

IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus any applicable CDSC, on the day your account is closed.

                                      26A

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging Class A, Class T, Class B, or Class C shares of a fund for the same class of shares of other Fidelity Advisor funds; Class A or Class T shares for Daily Money Class shares of Treasury Fund, Prime Fund, or Tax-Exempt Fund; Class B shares for Advisor B Class shares of Treasury Fund; and Class C shares for Advisor C Class shares of Treasury Fund. If you purchased your Class T shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class T shares for shares of Fidelity Capital Appreciation Fund. However, you should note the following:

o The fund or class you are exchanging into must be available for sale in your state.
o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
o Before exchanging into a fund or class, read its prospectus.
o Exchanges may have tax consequences for you.
o Each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
o Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
o The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
o Any exchanges of Class A, Class T, Class B, or Class C shares are not subject to a CDSC.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify these exchange privileges in the future.

OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose trading fees of up to 1.00% of the amount exchanged. Check each fund's prospectus for details.

SALES CHARGE REDUCTIONS AND WAIVERS

If your purchase qualifies for one of the following sales charge reduction plans, the front-end sales charge will be reduced for purchases of Class A and Class T shares according to the Sales Charge schedule shown on page __. Please refer to the funds' SAI for more details about each plan or call your investment professional.

If  you   purchased   your  shares   through  a   broker-dealer   or   insurance
representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

Your purchases and existing balances of Class A, Class T, Class B, and Class C shares may be included in the following programs for purposes of qualifying for a Class A or Class T front-end sales charge reduction.

QUANTITY DISCOUNTS apply to purchases of Class A or Class T shares of a single Fidelity Advisor fund or to combined purchases of (i) Class A, Class T, Class B, and Class C shares of any Fidelity Advisor fund, (ii) Advisor B Class shares and Advisor C Class shares of Treasury Fund, and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund. The minimum investment eligible for a quantity discount is $50,000.

To qualify for a quantity discount, investing in a fund's Class A, Class T, Class B, and Class C shares for several accounts at the same time will be considered a single transaction (Combined Purchase), as long as shares are purchased through one investment professional and the total is at least $50,000.

RIGHTS OF ACCUMULATION let you determine your front-end sales charge on Class A and Class T shares by adding to your new purchase of Class A and Class T shares the value of all of the Fidelity Advisor fund Class A, Class T, Class B, and Class C shares held by you, your spouse, and your children under age 21. You can also add the value of Advisor B Class shares and Advisor C Class shares of Treasury Fund and Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund.

A LETTER OF INTENT (the Letter) lets you receive the same reduced front-end sales charge on purchases of Class A and Class T shares made during a 13-month period as if the total amount invested during the period had been invested in a single lump sum. (See Quantity Discounts above.) Purchases of Class B and Class C shares during the 13-month period will count toward the completion of your

                                       27A

Letter. You must file your non-binding Letter with Fidelity within 90 days of the start of your purchases. Your initial investment must be at least 5% of the amount you plan to invest. Out of the initial investment, Class A or Class T shares equal to 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. You will earn income dividends and capital gain distributions on escrowed Class A and Class T shares. Reinvested income and capital gain distributions do not count toward the completion of the Letter. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter, and in such a case, sufficient escrowed Class A or Class T shares will be redeemed to pay any applicable front-end sales charges.

A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A SHARES:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;

4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plan assets do not qualify for this waiver;

5. Purchased for (i) an employee benefit plan that has $25 million or more in plan assets or (ii) an employee benefit plan that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares; or

6. Purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received in proper form by FIIOC.

A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T SHARES:

1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;

2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;

4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

5. Purchased for an employee benefit plan, except certain small employer retirement plans;

6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

7.   Purchased   for  any  state,   county,   or  city,   or  any   governmental
instrumentality, department, authority or agency;

8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;

9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;

12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or



                                      28A

14. Purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income; or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received in proper form by FIIOC.

You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.

If you are investing through an insurance company separate account, if you are investing through a trust department, if you are investing through an account managed by a broker-dealer, or if you have authorized an investment adviser to make investment decisions for you, you may qualify to purchase Class A shares without a sales charge (as described in (1), (2), (3) and (4) on page __), Class T shares without a sales charge (as described in (1), (2), (3) and (4) on page __), or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a 12b-1 fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, or Class C shares. Contact your investment professional to discuss if you qualify.

THE CDSC ON CLASS B AND CLASS C SHARES MAY BE WAIVED:

1. In cases of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability;

2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2 which are permitted without penalty pursuant to the Internal Revenue Code;

3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or

4. (APPLICABLE TO CLASS C ONLY) In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.

Your investment professional should call Fidelity for more information.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

Fidelity, Fidelity Investments, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp. Portfolio Advisory Services and Fidelity Advisor Funds are servicemarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

                                    APPENDIX


CALENDAR YEAR PERFORMANCE FOR RELATED FUNDS


Set forth below are charts presenting the calendar year performance of each Related Fund for the past 10 years or since its inception. You should not assume Dividend Growth, Retirement Growth, or Asset Allocation will have the same future performance as the Related Funds. The Related Funds have different cost structures than the funds offered through this prospectus. The performance of each Related Fund does not represent the historical performance of the funds and should not be interpreted as indicative of the future performance of the funds or the Related Funds.

FIDELITY DIVIDEND GROWTH FUND

Calendar year total returns        1994           1995          1996       1997

Fidelity Dividend Growth           4.27%         37.53%        30.14%     27.90%
Fund

S&P 500(REGISTEREDTRADEMARK)       1.32%         37.58%        22.96%     33.36%

Lipper Growth Funds               -2.17%         30.79%        19.24%     25.30%
Average

Consumer Price Index               2.67%          2.54%         3.32%      1.70%


[GRAPHIC: BAR CHART DESCRIBING FIDELITY DIVIDEND GROWTH FUND CALENDAR YEAR TOTAL RETURNS FOR THE PERIOD 1994 THROUGH 1997]

1994       4.27%
1995      37.53%
1996      30.14%
1997      27.90%



FIDELITY RETIREMENT GROWTH FUND

Calendar year total returns            1988     1989      1990      1991      1992      1993      1994      1995     1996    1997

Fidelity Retirement Growth            15.53%   30.41%   -10.16%    45.58%    10.60%    22.13%    0.06%     24.28%   8.33%   18.54%
Fund

S&P 500(REGISTEREDTRADEMARK)          16.61%   31.69%    -3.10%    30.47%    7.62%     10.08%    1.32%     37.58%   22.96%  33.36%

Lipper Capital Appreciation           14.09%   26.60%    -8.24%    39.91%    8.78%     15.68%    -3.38%    30.34%   16.32%  20.36%
Funds Average

Consumer Price Index                   4.42%    4.65%    6.11%     3.06%     2.90%     2.75%     2.67%     2.54%    3.32%    1.70%

[GRAPHIC:  BAR CHART DESCRIBING  FIDELITY  RETIREMENT  GROWTH FUND CALENDAR YEAR
TOTAL RETURNS FOR THE PERIOD 1988 THROUGH 1997]

1988      15.53%
1989      30.41%
1990     -10.16%
1991      45.58%
1992      10.60%
1993      22.13%
1994       0.06%
1995      24.28%
1996       8.33%
1997      18.54%



FIDELITY ASSET MANAGER: GROWTH FUND

Calendar year total returns                    1992          1993          1994           1995            1996            1997

Fidelity Asset Manager:                       19.08%        26.32%        -7.39%         19.95%          17.59%          26.46%
Growth Fund

Fidelity Aggressive Asset                     7.34%         9.95%         0.11%          29.89%          15.74%          25.81%
Allocation Composite Index

S&P 500(REGISTEREDTRADEMARK)                   7.62%         10.08%        1.32%          37.58%          22.96%          33.36%

Lipper Flexible Portfolio                     7.51%         11.94%        -2.65%         25.08%          13.39%          18.69%
Funds Average

Consumer Price Index                          2.90%         2.75%         2.67%           2.54%           3.32%          1.70%


[GRAPHIC: BAR CHART DESCRIBING FIDELITY ASSET MANAGER: GROWTH FUND CALENDAR YEAR TOTAL RETURNS FOR THE PERIOD 1992 THROUGH 1997]

1992      19.08%
1993      26.32%
1994      -7.39%
1995      19.95%
1996      17.59%
1997      26.46%

THE COMPETITIVE FUNDS average is each fund's Lipper Funds Average which reflects the performance of mutual funds with similar investment objectives. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

As of June 30, 1998, the Lipper Growth Funds Average reflects the performance of 884 mutual funds with similar investment objectives; the Lipper Capital Appreciation Funds Average reflects the performance of 231 mutual funds with similar investment objectives; and the Lipper Flexible Portfolio Funds Average reflects the performance of 194 mutual funds with similar investment objectives.

FIDELITY AGGRESSIVE ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of Fidelity Asset Manager: Growth Fund's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds and 5% short term/money market). The following indexes are used to calculate the Composite Index: stocks--the Standard & Poor's 500 Index (S&P 500(REGISTEREDTRADEMARK)), bonds--the Lehman Brothers Aggregate Bond Index, and short-term/money market--the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.

STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.



SUBJECT TO COMPLETION. PRELIMINARY PROSPECTUS          FIDELITY ADVISOR
DATED   September   30,   1998.   Information
contained  herein is subject to completion or          DOMESTIC EQUITY FUNDS
amendment.  A registration statement relating
to these  securities  has been filed with the
Securities  and  Exchange  Commission.  These
securities  may not be sold nor may offers to
buy  be  accepted   prior  to  the  time  the          INSTITUTIONAL CLASS
registration   statement  becomes  effective.
This prospectus shall not constitute an offer
to sell or the  solicitation  of an  offer to
buy nor  shall  there  be any  sale of  these
securities  in any state in which such offer,
solicitation  or sale would be unlawful prior          FIDELITY ADVISOR DIVIDEND GROWTH FUND
to  registration or  qualification  under the          Fund 717 (Institutional Class)
securities laws of any such state.
                                                       FIDELITY ADVISOR RETIREMENT GROWTH FUND
Please read this prospectus before investing,          Fund 724 (Institutional Class)
and keep it on file for future reference.  It
contains important information, including how          FIDELITY ADVISOR ASSET ALLOCATION FUND
each fund invests and the services  available          Fund 729 (Institutional Class)
to shareholders.

To  learn   more  about  each  fund  and  its
investments,  you  can  obtain  a copy of the
Statement  of  Additional  Information  (SAI)
dated  December  14,  1998.  The SAI has been
filed  with  the   Securities   and  Exchange
Commission  (SEC) and is available along with          FUNDS OF FIDELITY ADVISOR SERIES I
other related materials on the SEC's Internet
Web  site  (http://www.sec.gov).  The  SAI is
incorporated  herein  by  reference  (legally
forms a part of the  prospectus).  For a free
copy  of  the  document,   contact   Fidelity
Distributors Corporation (FDC), 82 Devonshire
Street,  Boston, MA 02109, or your investment
professional.


---------------------------------------------
MUTUAL  FUND  SHARES  ARE  NOT   DEPOSITS  OR
OBLIGATIONS   OF,  OR   GUARANTEED   BY,  ANY
DEPOSITORY   INSTITUTION.   SHARES   ARE  NOT          PROSPECTUS
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR          December 14, 1998
ANY  OTHER   AGENCY,   AND  ARE   SUBJECT  TO
INVESTMENT  RISKS INCLUDING  POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
---------------------------------------------



LIKE ALL MUTUAL FUNDS,  THESE SECURITIES HAVE
NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE  COMMISSION,  NOR HAS
THE SECURITIES AND EXCHANGE COMMISSION PASSED
UPON  THE   ACCURACY   OR  ADEQUACY  OF  THIS          [GRAPHIC - FIDELITY COMPANY LOGO](REGISTERED)
PROSPECTUS.   ANY   REPRESENTATION   TO   THE
CONTRARY IS A CRIMINAL OFFENSE.                        82 Devonshire Street, Boston, MA  02109





ACOMINEW-red-1098
1.708834.100

CONTENTS


KEY FACTS                             WHO MAY WANT TO INVEST

                                      EXPENSES   Institutional   Class's  yearly
                                      operating expenses.

                                      PERFORMANCE

                                      PRIOR PERFORMANCE OF SIMILAR FUNDS

THE FUNDS IN DETAIL                   CHARTER How each fund is organized.

                                      INVESTMENT   PRINCIPLES   AND  RISKS  Each
                                      fund's overall approach to investing.

                                      BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                          TYPES OF ACCOUNTS Different ways to set up
                                      your  account,   including  tax-advantaged
                                      retirement plans.

                                      HOW TO BUY SHARES Opening an account and making additional investments.

                                      HOW TO SELL SHARES Taking money out and closing your account.

                                      INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND ACCOUNT POLICIES      DIVIDENDS, CAPITAL GAINS, AND TAXES

                                      TRANSACTION     DETAILS     Share    price
                                      calculations and the timing of purchases and redemptions.

                                      EXCHANGE RESTRICTIONS

                                      APPENDIX

KEY FACTS

WHO MAY WANT TO INVEST

Institutional Class shares are offered to:

1. Broker-dealer managed account programs that (i) charge an asset-based fee and
(ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans must have at least $50 million in plan assets;

2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and
(ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;

3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and

5. Fidelity Trustees and employees.

For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.

Dividend Growth and Retirement Growth may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. Dividend Growth is designed for those who consider dividends to be an indication of a company's growth potential. It is important to note that Dividend Growth does not invest for income. Retirement Growth is designed for non-profit organizations and investors in tax-qualified retirement plans and does not consider the effect of taxes when it buys and sells securities.

Asset Allocation may be appropriate for investors who want to diversify among stocks, bonds, short-term and money market instruments, and other types of securities in one fund. If you are looking for a fund that can invest in a wide range of security types within defined ranges in pursuit of total return, Asset Allocation may be appropriate for you.

The value of each fund's investments and, as applicable, the income they generate vary from day to day, generally reflecting changes in market conditions, interest rates, and other company, political, and economic news. In the short term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. For Asset Allocation, performance also depends on FMR's skill in allocating assets.

Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.

Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a distribution fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a distribution fee and a shareholder service fee. The performance of one class of shares of a fund may be different from the performance of another class of shares of the same fund because of different sales charges and class expenses. For example, because Institutional Class shares have no sales charge, and do not pay a distribution fee or a shareholder service fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, or Class C shares.

You may obtain more information about Class A, Class T, Class B, and Class C shares, which are not offered through this prospectus, by calling 1-800-522-7297 if you are investing through a broker-dealer or insurance representative, or 1-800-843-3001 if you are investing through a bank representative, or from your investment professional.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Institutional Class shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page __, for an explanation of how and when these charges apply.



                                       3A

Sales charge on purchases  and  reinvested  distributions             None

Deferred  sales charge on redemptions                                 None

Annual account  maintenance fee (for accounts under $2,500)           $12.00


ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company (FMR). Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports.

Each class's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" on page __).

The following figures are based on estimated expenses of Institutional Class of each fund and are calculated as a percentage of average net assets of Institutional Class of each fund.


DIVIDEND GROWTH

Management fee                             0.59 %[A]

12b-1 fee (Distribution Fee)               None

Other expenses                             0.37 %[A]
                                           ---------------------
Total operating expenses                   0.96%

[A] BASED ON ESTIMATED EXPENSES FOR THE
FIRST YEAR.


RETIREMENT GROWTH

Management fee                            0.59 %[A]

12b-1 fee (Distribution Fee)              None

Other expenses                            0.41 %[A]
                                          ---------------------
Total operating expenses                  1.00%

[A] BASED ON ESTIMATED EXPENSES FOR THE
FIRST YEAR.


ASSET ALLOCATION

Management fee                            0.59 %[A]

12b-1 fee (Distribution Fee)              None

Other expenses (after reimbursement)      0.91%[A]
                                          ---------------------
Total operating expenses                  1.50%

[A] BASED ON ESTIMATED EXPENSES FOR THE
FIRST YEAR.


EXPENSE TABLE EXAMPLE: You would pay the following amount in total expenses on a $1,000 investment in Institutional Class shares of a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and Institutional Class's annual operating expenses.

DIVIDEND GROWTH
                                           1 Year     3 Years
Institutional Class                        $10        $31


RETIREMENT GROWTH
                                           1 Year     3 Years
Institutional Class                        $10        $32


ASSET ALLOCATION
                                           1 Year     3 Years
Institutional Class                        $15        $47


THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR RETURNS, ALL OF WHICH MAY VARY.

FMR has voluntarily agreed to reimburse Institutional Class of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed the following rates:

                                    Effective
                                    Date

  Dividend Growth      1.50%        12/14/98

  Retirement Growth    1.50%        12/14/98

  Asset Allocation     1.50%        12/14/98

If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, would be expected to be the following amounts:

                       Other Expenses [A]   Total Operating Expenses [A]

  Dividend Growth      +                    +

  Retirement Growth    +                    +

  Asset Allocation     1.15%                1.74%

[A] BASED ON ESTIMATED EXPENSES FOR THE FIRST YEAR.

+ TOTAL OPERATING EXPENSES ARE EXPECTED TO BE LESS THAN THE VOLUNTARY EXPENSE CAPS IN EFFECT DURING THE FISCAL YEAR ENDING
NOVEMBER 30, 1999.


                                       4A

PERFORMANCE

Mutual fund performance is commonly measured as TOTAL RETURN and/or YIELD.

Performance history will be available for each fund after the funds have been in operation for six months.

EXPLANATION OF TERMS

TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Other illustrations of fund performance may show moving averages over specified periods.

The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.

PRIOR PERFORMANCE OF SIMILAR FUNDS

Because the funds were new when this prospectus was printed, they have no previous operating history. However, Dividend Growth, Retirement Growth, and Asset Allocation are modeled after the following existing funds, respectively:
Fidelity Dividend Growth Fund, Fidelity Retirement Growth Fund, and Fidelity Asset Manager: Growth Fund (Related Funds). The Related Funds are managed by FMR and have investment objectives, policies, and strategies that are substantially similar to the corresponding funds offered through this prospectus. The Related Funds, however, have different expenses and are sold through different distribution channels.

Below you will find information about the prior performance of the Related Funds, not the performance of the funds offered through this prospectus. The performance data of the Related Funds is net of advisory fees and other expenses.

Although the funds have substantially similar investment objectives, policies, and strategies as the corresponding Related Funds, you should not assume that the funds offered through this prospectus will have the same performance as the Related Funds. For example, a fund's future performance may be greater or less than the performance of the corresponding Related Fund due to, among other things, differences in sales charges, expenses, asset sizes and cash flows between the fund and the corresponding Related Fund.

Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical results of the Related Funds and do not reflect the effect of taxes.

The first table below sets forth the corresponding Related Fund of Dividend Growth, Retirement Growth, and Asset Allocation, the date FMR began managing each Related Fund, and the asset size of each Related Fund as of August 31, 1998. The next table shows each Related Fund's performance over past periods. The charts in the Appendix beginning on page __, present calendar year performance for the Related Funds compared to different measures, including a competitive funds average.


FUNDS OFFERED THROUGH THIS                     CORRESPONDING RELATED FUND
PROSPECTUS                                  (INCEPTION DATE AND ASSET SIZE)

Fidelity Advisor Dividend Growth Fund        Fidelity Dividend Growth Fund
                                             (April 27, 1993) $ 6,162,431,000

Fidelity Advisor Retirement Growth Fund      Fidelity Retirement Growth Fund
                                             (March 25, 1983)  $3,549,382,000

Fidelity Advisor Asset Allocation Fund       Fidelity Asset Manager: Growth Fund
                                             (December 30, 1991) $ 4,497,340,000

                                       5A


 ...................................................................................................................................
CORRESPONDING RELATED FUNDS
                                    Average Annual Total Return*                         Cumulative Total Return*
                                                         10 years/                                                     10 years/
                           Past 1 year   Past 5 years  Life of fund+            Past 1 year   Past 5 years           Life of fund+

Fidelity Dividend Growth      34.59%        26.88%         27.50%                  34.59%        228.81%                251.83%
Fund #

Fidelity Retirement           29.29%        17.36%         16.12%                  29.29%        122.66%                345.69%
Growth Fund #

Fidelity Asset Manager:       23.00%        15.84%         17.00%                  23.00%        108.57%                177.57%
Growth Fund #


* All figures are for periods ending at the most recent calendar quarter end of the Related Funds (June 30, 1998).
+ Life of fund figures are from commencement of operations for Fidelity Dividend Growth Fund (April 27, 1993) and Fidelity Asset Manager:
         Growth Fund (December 30, 1991) through June 30, 1998.
# For the fiscal year ended July 31, 1998, the total operating expenses were 0.86% for Fidelity Dividend Growth Fund (including expense reductions). For the semi-annual period ended April 30, 1998, the total annualized operating expenses were 0.59% for Fidelity Retirement Growth Fund (including expense reductions). For the semi-annual period ended March 31, 1998, the total annualized operating expenses were 0.84% for Fidelity Asset Manager: Growth Fund (including expense reductions). If FMR had not reimbursed certain expenses during these periods, Fidelity Asset Manager: Growth Fund's total returns would have been lower.





                                       5B

THE FUND IN DETAIL

CHARTER

EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust on June 24, 1983.

EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.

THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.

Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.

FMR AND ITS AFFILIATES

Fidelity Investments(Registered Trademark) is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.

The funds are managed by FMR, which chooses the funds' investments and handles their business affairs.

Affiliates assist FMR with foreign investments:

o Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for each fund.

o Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for each fund.

Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), located in Merrimack, New Hampshire, will select certain types of investments for Asset Allocation.

As of August 31, 1998, FMR advised funds having approximately 38 million shareholder accounts with a total value of more than $546 billion.

Charles Mangum is Vice President and manager of Advisor Dividend Growth, which he has managed since December 1998. He also manages other Fidelity funds. Since joining Fidelity in 1990, Mr. Mangum has worked as an analyst and manager.

J. Fergus Shiel is Vice President and manager of Advisor Retirement Growth, which he has managed since December 1998. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Shiel has worked as an analyst, portfolio assistant and manager.

Dick Habermann is Vice President and lead manager of Advisor Asset Allocation, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Habermann is a Senior Vice President of FMR Co. Previously, he was Division Head for International Equities and director of International Research from 1993 to 1996, and Joint Chief Strategist for Portfolio Advisory Services(SERVICEMARK) from 1996 to 1997. Mr. Habermann joined Fidelity in 1968.

Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) performs transfer agent servicing functions for Institutional Class of each fund.

FMR Corp. is the ultimate parent company of FMR, FIMM, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.

FMR may allocate brokerage transactions to its broker-dealer affiliates and in a manner that takes into account the sale of shares of Fidelity Advisor Funds(SERVICEMARK), provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

                                       6A

INVESTMENT PRINCIPLES AND RISKS

The value of the funds' investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

FMR may use various investment techniques to hedge a portion of a fund's risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares of a fund, they may be worth more or less than what you paid for them.

FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

DIVIDEND GROWTH seeks capital appreciation by investing primarily in companies that FMR believes have the potential for dividend growth by either increasing their dividends or commencing dividends, if none are currently paid. FMR normally invests at least 65% of the fund's total assets in equity securities of these companies.

The fund's strategy is based on the premise that dividends are an indication of a company's financial health and companies that are commencing or increasing their dividends have an enhanced potential for capital growth. Although the fund uses income to evaluate its investments, it is important to recognize that the fund does not invest for income.

RETIREMENT GROWTH seeks capital appreciation by investing substantially in common stocks, although it may invest in other types of instruments as well. FMR considers economic, financial, and security trends when choosing the types of securities the fund will buy. In pursuit of its goal, the fund has the flexibility to invest in large or small domestic or foreign companies.

The fund may buy securities that provide income. However, it does not place any emphasis on the income, except when FMR believes this income will have a favorable influence on the securities' market value. Because the fund is designed for those in tax-qualified retirement plans and non-profit organizations, it may realize capital gains without regard to shareholders' current tax liability.

ASSET ALLOCATION seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term and money-market instruments, and other instruments of U.S. and foreign issuers.

The fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes.

FMR has the ability to allocate the fund's assets within specified ranges. The fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown below:

                                    RANGE        NEUTRAL MIX

STOCK CLASS                        50-100%           70%

BOND CLASS                          0-50%            25%

SHORT-TERM/MONEY MARKET CLASS       0-50%            5%

The fund's aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term and money market instruments, its return may not be as high as a fund that invests only in stocks.

In pursuit of the fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews the fund's allocations and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the fund's objective. Under normal circumstances, a single reallocation will not involve more than 20% of the fund's total assets. Although FMR uses its expertise and resources in allocating assets, FMR's decisions may not be advantageous to the fund.

SECURITIES AND INVESTMENT PRACTICES

The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed

                                       7A
supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call your investment professional.

EQUITY SECURITIES may include common stocks and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest in more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.

RESTRICTIONS: For Dividend Growth and Retirement Growth, purchase of a debt security is consistent with a fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service (Moody's) or rated in the equivalent categories by Standard & Poor's (S&P), or is unrated but judged to be of equivalent quality by FMR. Dividend Growth currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to less than 35% of its assets. Retirement Growth currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.

For Asset Allocation, purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's, S&P, Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc., or is unrated but judged to be of equivalent quality by FMR. Asset Allocation currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.

DEBT RATINGS

                             MOODY'S        STANDARD &
                             INVESTORS      POOR'S
                             SERVICE
                             Rating         Rating
INVESTMENT GRADE

Highest quality              Aaa            AAA

High quality                 Aa             AA

Upper-medium grade           A              A

Medium grade                 Baa            BBB

LOWER QUALITY

Moderately speculative       Ba             BB

Speculative                  B              B

Highly speculative           Caa            CCC

Poor quality                 Ca             CC

Lowest quality, no interest  C              C

In default, in arrears       --             D

REFER TO THE FUNDS' SAI FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.

EACH FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY.

MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent


                                       8A
investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.

MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.

The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.

STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.

ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.

RESTRICTIONS: A fund may not invest more than 10% of its assets in illiquid securities.

WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.

OTHER INSTRUMENTS may include securities of closed-end investment companies, convertible securities, preferred stocks, and real estate-related instruments.

CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.


                                       9A

DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.

RESTRICTIONS: With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

BORROWING. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR or its affiliates.

RESTRICTIONS: Loans, in the aggregate, may not exceed 33 1/3% of a fund's total assets.

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.

DIVIDEND GROWTH seeks capital appreciation.

RETIREMENT GROWTH seeks capital appreciation.

ASSET ALLOCATION seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

With respect to 75% of its total assets, each fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.

Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.

Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 33 1/3% of its total assets.

Loans, in the aggregate, may not exceed 33 1/3% of a fund's total assets.

BREAKDOWN OF EXPENSES

Like all mutual funds, each fund pays fees related to its daily operations. Expenses paid out of Institutional Class's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page __.

FMR may, from time to time, agree to reimburse each class for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a class if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a class's expenses and boost its performance.

MANAGEMENT FEE

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For August 1998, the group fee rate was 0.2892%. The individual fund fee rate is 0.30% for each fund.

FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K.

                                      10A
and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.

The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.

Beginning January 1, 1999, FIMM will select certain investments for Asset Allocation. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to the fund's investments that FIMM manages.

OTHER EXPENSES

While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.

FIIOC performs transfer agency, dividend disbursing and shareholder servicing functions for the Institutional Class of each fund. Fidelity Service Company, Inc. (FSC) calculates the net asset value per share (NAV) and dividends for the Institutional Class of each fund, maintains the general accounting records for each fund, and administers the securities lending program for each fund.

Each fund pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.

The Institutional Class of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of Institutional Class shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, Institutional Class shares. Currently, the Board of Trustees of each fund has authorized such payments.

The funds' portfolio turnover rates will vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.

YOUR ACCOUNT

TYPES OF ACCOUNTS

When you invest through an investment professional, your investment professional, including a broker-dealer or financial institution, may charge you a transaction fee with respect to the purchase and sale of fund shares. Read your investment professional's program materials in conjunction with this prospectus for additional service features or fees that may apply. Certain features of the funds, such as minimum initial or subsequent investment amounts, may be modified.

The different ways to set up (register) your account with Fidelity are listed at right.

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, or call your retirement benefits number or your investment professional directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT

FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
--------------------------------------------------------------------------------

RETIREMENT

FOR TAX-ADVANTAGED RETIREMENT SAVINGS

Retirement  plans  provide  individuals  with  tax-advantaged  ways to save  for
retirement,   either  with  tax-deductible  contributions  or  tax-free  growth.
Retirement accounts require special applications and typically have lower minimums.

o TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 1/2 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.

o ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.

o ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.

o ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.

o 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.

o KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.

                                      12A

o SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.

o SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
--------------------------------------------------------------------------------

GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors
Act       (UTMA).       Contact       your       investment        professional.
--------------------------------------------------------------------------------

TRUST

FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
--------------------------------------------------------------------------------

BUSINESS OR ORGANIZATION

FOR  INVESTMENT  NEEDS OF  CORPORATIONS,  ASSOCIATIONS,  PARTNERSHIPS,  OR OTHER
GROUPS
Contact your investment professional.

HOW TO BUY SHARES

THE PRICE TO BUY ONE SHARE of Institutional Class is the class's net asset value per share (NAV). Institutional Class shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your order is received in proper form. Institutional Class's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

Short-term or excessive trading into and out of a fund may harm fund performance by disrupting portfolio management strategies and by increasing fund expenses. Accordingly, each fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in a fund or other Fidelity funds, and accounts under common ownership or control.

It is the responsibility of your investment professional to transmit your order to buy shares to the transfer agent before the close of business on the day you place your order.

Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be held liable for resulting fees and/or losses.

Share certificates are not available for Institutional Class shares.

IF YOU ARE NEW TO THE FIDELITY ADVISOR FUNDS, complete and sign an account application and mail it along with your check. You may also open your account by wire as described on page __. If there is no account application accompanying this prospectus, call your investment professional or, if you are investing through a broker-dealer or insurance representative, call 1-800-522-7297 or, if you are investing through a bank representative, call 1-800-843-3001.

If you are investing through a tax-advantaged retirement plan, such as an IRA, for the first time, you will need a special application. Contact your investment professional for more information and a retirement account application.

IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY ADVISOR FUND, you can:

o Mail an account application with a check,
o Place an order and wire money into your account,
o Open your account by exchanging from the same class of another Fidelity Advisor fund or from another Fidelity fund, or
o Contact your investment professional.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                          $   2,500

For  certain  Fidelity  Advisor  retirement  accounts++     $     500

Through  regular  investment  plans*                        $   1,000

TO ADD TO AN  ACCOUNT                                       $     250

For  certain  Fidelity Advisor  retirement  accounts++      $     100

Through  regular  investment  plans*                        $     100

MINIMUM BALANCE                                             $   1,000

For certain Fidelity Advisor retirement  accounts++              None

++ THESE LOWER MINIMUMS APPLY TO FIDELITY ADVISOR TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.

*AN ACCOUNT MAY BE OPENED WITH A MINIMUM OF $1,000, PROVIDED THAT A REGULAR INVESTMENT PLAN IS ESTABLISHED AT THE TIME THE ACCOUNT IS OPENED. FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE __.

There is no minimum account balance or initial or subsequent investment minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, each fund reserves the right to waive or lower investment minimums in other circumstances.

For further information on opening an account, please consult your investment professional or refer to the account application.




                                       14A


------------------------------------------------------------------------------------------------------------------------------------
                                         TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT

PHONE                                    o Exchange from the same class of another   o Exchange from the same class of another
If you are investing through a             Fidelity Advisor fund or from another       Fidelity Advisor fund or from another
broker-dealer or insurance repre-          Fidelity fund account with the same         Fidelity fund account with the same
sentative, call 1-800-522-7297; if         registration, including name, address,      registration, including name, address, and
you are investing through a bank           and taxpayer ID number.                     taxpayer ID number.
representative, call 1-800-843-3001; or
call  your investment
professional.

[GRAPHIC-TELEPHONE]
------------------------------------------------------------------------------------------------------------------------------------
MAIL                                     o Complete and sign the account              o Make your check payable to the complete
[GRAPHIC-ENVELOPE]                         appli-cation. Make your check payable to     name of the fund of your choice and note
                                           the complete name of the fund of your        the applicable class. Indicate your fund
                                           choice and note the applicable class.        account number on your check and mail to
                                           Mail to the address indicated on the         the address printed on your account
                                           application.                                 statement.


                                                                                      o Exchange by  mail: if you are  investing
                                                                                        through a broker-dealer  or insurance
                                                                                        representative, call 1-800-522-7297;  if
                                                                                        you are investing  through  a  bank
                                                                                        representative,  call  1-800-843-3001;  or
                                                                                        call  your  investment   professional  for
                                                                                        instructions.
------------------------------------------------------------------------------------------------------------------------------------
IN PERSON                               o Bring  your account application and check  o Bring your check to your investment
[GRAPHIC-HAND WITH LETTER]                to your investment professional.             professional.
------------------------------------------------------------------------------------------------------------------------------------
WIRE                                    o If you are  investing through a             o Not  available  for  retirement accounts.
[GRAPHIC-WIRE SYMBOL]                     broker-dealer or insurance representative,
                                          call  1-800-522-7297 or, if you are         o Wire to:
                                          investing through a bank representative,      Banker's  Trust  Co.
                                          call 1-800-843-3001 to set up your            Routing # 021001033
                                          account and arrange  a wire                   Fidelity DART Depository
                                          transaction.  Not availabe for retirement     Account  #00159759
                                          accounts.                                     FBO: (account name)
                                                                                        (account number)
                                        o  Wire to:
                                           Banker's Trust Co.                           Specify the complete name of the fund of
                                           Routing #021001033                           your choice, note the applicable class and
                                           Fidelity DART Depository                     include your account number and your
                                           Account #00159759                            name.
                                           FBO: (account name)
                                           (account number)

                                        Specify the complete name of the fund of your choice, note the applicable class and include your account number and your name.


------------------------------------------------------------------------------------------------------------------------------------
AUTOMATICALLY                           o Not available.                              o Use Fidelity Advisor Systematic Investment
[GRAPHIC-CALENDAR]                                                                      Program. Sign up for this service when
                                                                                        opening your account, or call your
                                                                                        investment professional to begin the
                                                                                        program.


HOW TO SELL SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.

THE PRICE TO SELL ONE SHARE of Institutional Class is the class's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Institutional Class's NAV is normally calculated each business day at 4:00 p.m. Eastern time.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.

TO SELL SHARES IN A FIDELITY ADVISOR RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to shares of the same class of another Fidelity Advisor fund or shares of other Fidelity funds, which can be requested by phone or in writing.

IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open (account minimum balances do not apply to retirement and Fidelity Defined Trust accounts).

TO SELL SHARES BY BANK WIRE, you will need to sign up for this service in advance.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o You wish to  redeem  more  than  $100,000  worth  of  shares,
o Your  account registration has changed within the last 30 days,
o The check is being mailed to a different address than the one on your account (record address),
o The check is being made payable to someone  other than the account  owner,
o The redemption proceeds are being transferred to a Fidelity Advisor account with a different registration,
o You wish to set up the bank wire feature, or
o You wish to have redemption proceeds wired to a non-predesignated bank account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

o Your name,
o The fund's name,
o The applicable class name,
o Your fund account number,
o The dollar amount or number of shares to be redeemed, and
o Any other applicable requirements listed in the table on page __.

Deliver your letter to your investment professional, or mail it to the following address:

Fidelity Investments
P.O. Box 770002
Cincinnati, OH  45277-0081

Unless otherwise instructed, Fidelity will send a check to the record address.




                                      16A

                                           ACCOUNT TYPE                                   SPECIAL REQUIREMENTS
PHONE
If you are investing through a broker-     All account types except retirement           o Maximum check request: $100,000.
dealer or insurance representative, call
1-800-522-7297; if you are investing       All account types                             o You may exchange to the same class of
through a bank representative, call                                                        other Fidelity Advisor funds or to other
1-800-843-3001; or call your                                                               registered with the same name(s),
investment professional.                                                                   address, and taxpayer ID number.

[GRAPHIC-TELEPHONE]
----------------------------------------------------------------------------------------------------------------------------------
MAIL                                       Individual, Joint Tenant, Sole                o The letter of instruction must be
[GRAPHIC-ENVELOPE]                         Proprietorship, UGMA, UTMA                      signed by all persons required to sign
                                                                                           for transactions, exactly as their
                                                                                           names appear on the account.

                                           Retirement account                            o The account owner should complete a
                                                                                           retirement distribution form. If you
                                                                                           are investing through a broker-dealer
                                                                                           or insurance representative, call
                                                                                           1-800-522-7297; if you are investing
                                                                                           through a bank representative, call
                                                                                           1-800-843-3001; or call your
                                                                                           investment professional to request one.

                                           Trust                                         o The trustee must sign the letter
                                                                                           indicating capacity as trustee. If the
                                                                                           trustee's name is not in the account
                                                                                           registration, provide a copy of the
                                                                                           trust document certified within the
                                                                                           last 60 days.

                                           Business or Organization                      o Atleast one person authorized by
                                                                                           corporate resolution to act on the
                                                                                           account must sign the letter.

                                           Executor, Administrator,                      o If you are investing through a
                                           Conservator/Guardian                            broker-dealer or insurance
                                                                                           representative, call 1-800-522-7297;
                                                                                           if you are investing through a
                                                                                           bank representative, call
                                                                                           1-800-843-3001; or call your investment
                                                                                           professional for instructions.
------------------------------------------------------------------------------------------------------------------------------------
WIRE                                       All account types except retirement           o You must sign up for the wire feature
[GRAPHIC-WIRE SYMBOL]                                                                      before using it. To verify that it is
                                                                                           in place, if you are investing through
                                                                                           a broker-dealer or insurance
                                                                                           representative, call 1-800-522-7297;
                                                                                           if you are investing through a bank
                                                                                           representative, call 1-800-843-3001;
                                                                                           or call your investment professional.
                                                                                           Minimum wire: $500.

                                                                                         o Your wire redemption request must be
                                                                                           received in proper form by the transfer
                                                                                           agent before 4:00 p.m. Eastern time
                                                                                           for money to be wired on the next
                                                                                           business day.

                                       17

INVESTOR SERVICES

Fidelity Advisor funds provide a variety of services to help you manage your account.

INFORMATION SERVICES

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

o Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
o Account statements (quarterly)
o Financial reports (every six months)

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call your investment professional if you need additional copies of financial reports and prospectuses.

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your Institutional Class shares and buy Institutional Class shares of other Fidelity Advisor funds or shares of other Fidelity funds by telephone or in writing.

Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page __.

FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM lets you set up periodic redemptions from your account. Accounts with a value of $10,000 or more Institutional Class shares are eligible for this program.

One easy way to pursue your financial goals is to invest money regularly. Fidelity Advisor funds offer convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call your investment professional for more information.


REGULAR INVESTMENT PLAN


FIDELITY  ADVISOR  SYSTEMATIC  INVESTMENT  PROGRAM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY ADVISOR FUND
----------------------------------------------------------------------------------------------------------------------------------
MINIMUM           MINIMUM       FREQUENCY                SETTING UP OR CHANGING
INITIAL           ADDITIONAL    Monthly, bimonthly,      o For a new account, complete the appropriate section on the
$1,000            $100          quarterly,                 application.
                                or semi-annually
                                                         o For existing accounts, call your investment professional for an application.

                                                         o To change the amount or  frequency  of your  investment,  contact  your investment  professional  directly  or, if you  purchased  your  shares
                                                           through   a   broker-dealer   or   insurance    representative,    call
                                                           1-800-522-7297.   If  you   purchased   your  shares   through  a  bank
                                                           representative,  call  1-800-843-3001.  Call at least 10 business  days prior to your next scheduled  investment  date (20 business days if you purchased your shares through a bank).



                                                               18A

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends are distributed in December and January. Capital gains are normally distributed in December and each fund may pay additional capital gains after the close of its fiscal year.

DISTRIBUTION OPTIONS

When you open an account, specify on your account application how you want to receive your distributions. The funds offer four options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the same class of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

4. DIRECTED DIVIDENDS(Registered Trademark) PROGRAM. Your dividend distributions will be automatically invested in the same class of shares of another identically registered Fidelity Advisor fund. You will be sent a check for your capital gain distributions or your capital gain distributions will be automatically reinvested in additional shares of the same class of the fund.

If you select distribution option 2, 3 or 4 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call your investment professional directly or, if you purchased your shares through a broker-dealer or insurance representative, call 1-800-522-7297. If you purchased your shares through a bank representative, call 1-800-843-3001.

When Institutional Class deducts a distribution from its NAV, the reinvestment price is the class's NAV at the close of business that day. Distribution checks will be mailed within seven days.

TAXES

As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

For federal tax purposes,  each fund's income and  short-term  capital gains are
distributed   as  dividends   and  taxed  as  ordinary   income;   capital  gain
distributions are taxed as long-term capital gains.

Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions - including exchanges - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price.

You will also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy shares when a class has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, a fund may adjust its dividends to take currency fluctuation into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower report capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your

                                      19A
fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.

TRANSACTION DETAILS

THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. FSC normally calculates Institutional Class's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

A CLASS'S NAV is the value of a single share. The NAV of each class is computed by adding that class's pro rata share of the value of the applicable fund's investments, cash, and other assets, subtracting that class's pro rata share of the value of the applicable fund's liabilities, subtracting the liabilities allocated to that class, and dividing the result by the number of shares of that class that are outstanding.

Each fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.

EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next NAV calculated after your order is received in proper form. Note the following:

o All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
o Fidelity does not accept cash.
o When making a purchase with more than one check, each check must have a value of at least $50.
o Each fund reserves the right to limit the number of checks processed at one time.
o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

AUTOMATED PURCHASE ORDERS. Institutional Class shares can be purchased or sold through investment professionals utilizing an automated order placement and settlement system that guarantees payment for orders on a specified date.

CONFIRMED PURCHASES. Certain financial institutions that meet FDC's creditworthiness criteria may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by the next business day, the order will be canceled and the financial institution will be liable for any losses.

TO AVOID THE COLLECTION PERIOD associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or automatic investment plans.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form. Note the following:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to



                                      20A
seven days to pay you.

o Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to seven business days.
o Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
o You will not receive interest on amounts represented by uncashed redemption checks.

FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $60.00 per shareholder. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using a systematic investment program, certain (Network Level I and III) accounts which are maintained through National Securities Clearing Corporation (NSCC), or if total assets in Fidelity mutual funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts (excluding contractual plans) maintained (i) by FIIOC and (ii) through NSCC; provided those accounts are registered under the same primary social security number.

IF YOUR NON-RETIREMENT ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.

FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

FDC will, at its expense, provide promotional incentives such as sales contests and luxury trips to investment professionals who support the sale of shares of the funds. In some instances, these incentives will be offered only to certain types of investment professionals, such as bank-affiliated or non-bank affiliated broker-dealers, or to investment professionals whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging your Institutional Class shares for Institutional Class shares of other Fidelity Advisor funds or for shares of other Fidelity funds. However, you should note the following:

o The fund or class you are exchanging into must be available for sale in your state.
o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
o Before exchanging into a fund or class,  read its prospectus.
o If you exchange into a fund with a sales charge, you pay the percentage difference between that fund's sales charge and any sales charge you may have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
o Exchanges may have tax consequences for you.
o Each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
o Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
o The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.

Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify these exchange privileges in the future.

OTHER  FUNDS  MAY  HAVE  DIFFERENT   EXCHANGE   RESTRICTIONS,   and  may  impose
administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This


                                       21A

Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.

Fidelity, Fidelity Investments, Fidelity Investments & (Pyramid) Design, and Directed Dividends are registered trademarks of FMR Corp. Portfolio Advisory Services and Fidelity Advisor Funds are servicemarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

                                    APPENDIX


CALENDAR YEAR PERFORMANCE FOR RELATED FUNDS


Set forth below are charts presenting the calendar year performance of each Related Fund for the past 10 years or since its inception. You should not assume Dividend Growth, Retirement Growth, or Asset Allocation will have the same future performance as the Related Funds. The Related Funds have different cost structures than the funds offered through this prospectus. The performance of each Related Fund does not represent the historical performance of the funds and should not be interpreted as indicative of the future performance of the funds or the Related Funds.

FIDELITY DIVIDEND GROWTH FUND

Calendar year total returns        1994           1995          1996       1997

Fidelity Dividend Growth           4.27%         37.53%        30.14%     27.90%
Fund

S&P 500(REGISTEREDTRADEMARK)       1.32%         37.58%        22.96%     33.36%

Lipper Growth Funds               -2.17%         30.79%        19.24%     25.30%
Average

Consumer Price Index               2.67%          2.54%         3.32%      1.70%


[GRAPHIC: BAR CHART DESCRIBING FIDELITY DIVIDEND GROWTH FUND CALENDAR YEAR TOTAL RETURNS FOR THE PERIOD 1994 THROUGH 1997]

1994       4.27%
1995      37.53%
1996      30.14%
1997      27.90%



FIDELITY RETIREMENT GROWTH FUND

Calendar year total returns            1988     1989      1990      1991      1992      1993      1994      1995     1996    1997

Fidelity Retirement Growth            15.53%   30.41%   -10.16%    45.58%    10.60%    22.13%    0.06%     24.28%   8.33%   18.54%
Fund

S&P 500(REGISTEREDTRADEMARK)          16.61%   31.69%    -3.10%    30.47%    7.62%     10.08%    1.32%     37.58%   22.96%  33.36%

Lipper Capital Appreciation           14.09%   26.60%    -8.24%    39.91%    8.78%     15.68%    -3.38%    30.34%   16.32%  20.36%
Funds Average

Consumer Price Index                   4.42%    4.65%    6.11%     3.06%     2.90%     2.75%     2.67%     2.54%    3.32%    1.70%

[GRAPHIC:  BAR CHART DESCRIBING  FIDELITY  RETIREMENT  GROWTH FUND CALENDAR YEAR
TOTAL RETURNS FOR THE PERIOD 1988 THROUGH 1997]

1988      15.53%
1989      30.41%
1990     -10.16%
1991      45.58%
1992      10.60%
1993      22.13%
1994       0.06%
1995      24.28%
1996       8.33%
1997      18.54%



FIDELITY ASSET MANAGER: GROWTH FUND

Calendar year total returns                    1992          1993          1994           1995            1996            1997

Fidelity Asset Manager:                       19.08%        26.32%        -7.39%         19.95%          17.59%          26.46%
Growth Fund

Fidelity Aggressive Asset                     7.34%         9.95%         0.11%          29.89%          15.74%          25.81%
Allocation Composite Index

S&P 500(REGISTEREDTRADEMARK)                   7.62%         10.08%        1.32%          37.58%          22.96%          33.36%

Lipper Flexible Portfolio                     7.51%         11.94%        -2.65%         25.08%          13.39%          18.69%
Funds Average

Consumer Price Index                          2.90%         2.75%         2.67%           2.54%           3.32%          1.70%


[GRAPHIC: BAR CHART DESCRIBING FIDELITY ASSET MANAGER: GROWTH FUND CALENDAR YEAR TOTAL RETURNS FOR THE PERIOD 1992 THROUGH 1997]

1992      19.08%
1993      26.32%
1994      -7.39%
1995      19.95%
1996      17.59%
1997      26.46%

THE COMPETITIVE FUNDS average is each fund's Lipper Funds Average which reflects the performance of mutual funds with similar investment objectives. These averages, published by Lipper Analytical Services, Inc., exclude the effect of sales loads.

As of June 30, 1998, the Lipper Growth Funds Average reflects the performance of 884 mutual funds with similar investment objectives; the Lipper Capital Appreciation Funds Average reflects the performance of 231 mutual funds with similar investment objectives; and the Lipper Flexible Portfolio Funds Average reflects the performance of 194 mutual funds with similar investment objectives.

FIDELITY AGGRESSIVE ASSET ALLOCATION COMPOSITE INDEX is a hypothetical representation of the performance of Fidelity Asset Manager: Growth Fund's three asset classes according to their respective weightings in the fund's neutral mix (70% stocks, 25% bonds and 5% short term/money market). The following indexes are used to calculate the Composite Index: stocks--the Standard & Poor's 500 Index (S&P 500(REGISTEREDTRADEMARK)), bonds--the Lehman Brothers Aggregate Bond Index, and short-term/money market--the Lehman Brothers 3-Month Treasury Bill Index. Prior to January 1, 1997, the Lehman Brothers Treasury Bond Index was used for the bond class. The index weightings of the Composite Index are rebalanced monthly.

STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

LEHMAN BROTHERS 3-MONTH TREASURY BILL INDEX represents the average of Treasury Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments).

Unlike each fund's returns, the total returns of each comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.

THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.

                           Fidelity Advisor Series I:
                      Fidelity Advisor Dividend Growth Fund
                     Fidelity Advisor Retirement Growth Fund
                     Fidelity Advisor Asset Allocation Fund
           Class A, Class T, Class B, Class C, and Institutional Class
                       Statement of Additional Information
                              Cross Reference Sheet

Form N-1A Item Number              Statement of Additional Information Section
---------------------              -------------------------------------------

10...........................      Cover Page
11...........................      Table of Contents
12...........................      Description of the Trust
13 a-c.......................      Investment Policies and Limitations
   d.........................      Portfolio Transactions
14 a-c.......................      Trustees and Officers
15 a-c.......................      Trustees and Officers
16 a i.......................      FMR
     ii......................      Trustees and Officers
     iii.....................      Management Contracts
   b.........................      Management Contracts
   c.........................      Portfolio Transactions; Management Contracts;
                                   Contracts with FMR Affiliates
   d.........................      Contracts with FMR Affiliates
   e.........................      *
   f.........................      Distribution and Service Plans
   g.........................      *
   h.........................      Description of the Trust
   i.........................      Contracts with FMR Affiliates
17 a.........................      Portfolio Transactions
   b.........................      *
   c.........................      Portfolio Transactions
   d.........................      *
   e.........................      *
18 a.........................      Description of the Trust
   b.........................      *
                                   Additional Purchase, Exchange, and Redemption
19 a.........................      Information
                                   Valuation; Additional Purchase, Exchange, and
   b.........................      Redemption Information
   c.........................      *
20 ..........................      Distributions and Taxes

21 a.........................      Contracts with FMR Affiliates;
                                   Distribution and Service Plans
   b.........................      *
   c.........................      *
22 a.........................      *
   b.........................      *
23...........................      *

-------------
*Not Applicable

SUBJECT TO COMPLETION. PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 1998. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

FIDELITY ADVISOR DIVIDEND GROWTH FUND, FIDELITY ADVISOR RETIREMENT GROWTH FUND, AND FIDELITY ADVISOR ASSET ALLOCATION FUND

                       FUNDS OF FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND, FIDELITY ADVISOR EUROPE CAPITAL
        APPRECIATION FUND, FIDELITY ADVISOR JAPAN FUND, FIDELITY ADVISOR
           LATIN AMERICA FUND, AND FIDELITY ADVISOR GLOBAL EQUITY FUND

                      FUNDS OF FIDELITY ADVISOR SERIES VIII

           CLASS A, CLASS T, CLASS B, CLASS C, AND INSTITUTIONAL CLASS

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 14, 1998

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectuses (dated December 14, 1998) for Class A, Class T, Class B, Class C, and Institutional Class shares. Please retain this document for future reference. To obtain a free additional copy of a Prospectus, please call your investment professional.


TABLE OF CONTENTS                                                          PAGE
Investment Policies and Limitations
Special Considerations Regarding Africa
Special Considerations Regarding Canada
Special Considerations Regarding Europe
Special Considerations Regarding Japan, the Pacific Basin, and Southeast Asia
Special Considerations  Regarding Latin America
Special Considerations Regarding the Russian Federation
Portfolio Transactions
Valuation
Performance
Prior Performance of Similar Funds
Additional Purchase, Exchange and Redemption Information
Distributions  and  Taxes
FMR
Trustees  and  Officers
Management  Contracts
Distribution  and Service  Plans
Contracts with FMR Affiliates
Description of the Trusts
Appendix


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)

INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
Fidelity Investments Japan Ltd. (FIJ)

DISTRIBUTOR
Fidelity Distributors Corporation (FDC)

TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)

         For more information on any Fidelity fund, including charges and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.


                                                               ACOMNEW-redb-1098
                                                               1.708925.100

                       INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR DIVIDEND GROWTH FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.


                                       3A

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR RETIREMENT GROWTH FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

                                       4A

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR ASSET ALLOCATION FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


                                       5A

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing and selling precious metals, or from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest more than 5% of its total assets in precious metals.

   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

                                       6A

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment


                                       7A
companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.


                                       8A

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR JAPAN FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)



                                       9A

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR LATIN AMERICA FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the Latin American market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Latin American market;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

                                       10A

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   INVESTMENT LIMITATIONS OF FIDELITY ADVISOR GLOBAL EQUITY FUND

   THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

   (1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

   (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

   (3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

   (4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

   (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

   (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

   (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

   (9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

   (i) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                                       11A

   (ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

   (iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   (vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

   For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page ___.

   The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

   AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

   ASSET ALLOCATION (ASSET ALLOCATION FUND). The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

   The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. FMR will seek to maximize total return within the bond class by adjusting the fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

   The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. FMR will seek to maximize total return within this asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their



                                       12A
agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

   FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The fund may also make other investments that do not fall within these classes. In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

   ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

   CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.

   CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

   DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The funds may receive fees or price concessions for entering into delayed-delivery transactions.

   When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

                                       13A

   A fund may renegotiate a delayed-delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

   EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

   Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.

   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

   Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

   American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts
(GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

   FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts



                                       14A
are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

   The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

   A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

   A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

   A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

   Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

   Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem.
Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

   FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

   FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a


                                       15A
fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

   FUTURES AND OPTIONS. The following paragraphs pertain to futures and options:
Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments,
Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Precious Metals, Purchasing Put and Call Options, and Writing Put and Call Options.

   ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

   COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

   CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

   Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

   FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

   Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).

   The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.


                                       16A

   FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

   Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

   LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund intends to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.

   In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

   The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

   LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

   OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

   The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.


                                       17A

   OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

   PRECIOUS METALS. The prices of gold and other commodities can change rapidly and generally do not move in tandem with the prices of equity and debt securities.

   PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

   The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

   The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

   WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

   If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

   Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).

   Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter


                                       18A
options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.

   In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.

   INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

   Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

   The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

   INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

   ISSUER LOCATION. FMR determines where an issuer or its principal activities are located by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.

   LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities.

   Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by any nationally recognized statistical rating service. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

   Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other


                                       19A
intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, FMR uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.

   A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

   Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

   Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see each fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

   LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

   While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.

   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

   Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

   A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

   MORTGAGE-BACKED SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and


                                       20A
repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.

   REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

   REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

   RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

   REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.

   SECURITIES   LENDING.   A  fund  may  lend  securities  to  parties  such  as
broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.

   Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

   FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice,


                                       21A
the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

   Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

   SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. A fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

   When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

   SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

   SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

   SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

   In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

   Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

   The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.



                                       22A

   A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

   VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

   WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

   ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

                     SPECIAL CONSIDERATIONS REGARDING AFRICA

   Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Civil wars, coups and even genocidal warfare have beset much of this region in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment of these countries. Economic performance is closely tied to world commodity markets, particularly oil, and also to weather conditions, such as drought.

   Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe, confirm EIU 1995), with GDP growth rates ranging from 5.5% to 6.0%. Two countries, Yemen and Bahrain, are experiencing growth at or below 2.0%, and one country, Libya, is experiencing (-4.0%) negative growth.

   African economic growth is projected to remain higher than in any recent year other than 1996. The relatively small effects of the Asian crisis are attributable to the comparatively low levels of private capital flows to most countries in the regions. Africa can be negatively impacted from the slowdown in global growth, and its effects on commodity prices.

   Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.

   Twelve African countries have active equity markets (Bahrain, Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, Oman, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was $290 billion, an average increase of 54% over 1995 levels.

   The South African market is the largest in Africa and has a capitalization of more than ten times that of all the other African markets combined. In 1997, the country's Johannesburg Stock Exchange fell by 6.8%, due largely to weakening commodity prices and a slowdown in the South African economy. The market decline extended into 1998 as the South African rand declined versus the world's major currencies.

                     SPECIAL CONSIDERATIONS REGARDING CANADA

   Canada is a confederation of ten provinces with a parliamentary system of government. Canada is the world's second largest nation by landmass and is inhabited by 30.2 million people, most of whom are descendants of France, the


                                       23A
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United  Kingdom and indigenous  peoples.  The country has a workforce of over 15 million people in various industries such as trade, manufacturing, mining, finance, construction and government. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.

   The confederated structures combined with recent financial pressure on the federal government have pushed provinces, Quebec in particular, to call for a revaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. Recent referendums on Quebec sovereignty have been narrowly defeated and the issue appears far from resolved. However, in August of 1998, the country's Supreme Court decided that Quebec does not have the right to secede unilaterally, removing any immediate threat that Canada will break up. Nevertheless, the Canadian markets could continue to react to any periodic escalations of separatist calls.

   Canada is one of the richest nations in the world in terms of natural resources. The country is a major producer of such commodities as forest products, mining, metals, and agricultural products. Additionally, energy related products such as oil, gas, and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by basic material stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.

   The United States is Canada's largest trading partner and approximately 80% of Canadian merchandise traded in 1997 was with the United States. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. United States investment has been largely focused on financial, energy, metals and mining businesses. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.

   For United States investors in Canadian markets, currency has become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have seen their investment returns eroded by the impact of currency conversion.

                     SPECIAL CONSIDERATIONS REGARDING EUROPE

   Europe can be divided into two distinct categories of market development: the developed economies of Western Europe and the transition economies of Eastern Europe.

   Any discussion of European national economies and securities markets must be made with an eye to the impact that the European Union (EU) and European and Economic Monetary Union (EMU) -will have upon the future of these countries as well as the rest of the world. The scope and magnitude of these economic and political initiatives dwarfs anything attempted to date. If successful, the EU will change or erase many political, economic, cultural and market distinctions that define and differentiate each of the Continent's countries today.

   The third and final stage of the European Economic and Monetary Union is scheduled to be implemented on January 1, 1999. The European Union (EU) consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The six founding countries first formed an economic community in the 1950s to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and to coordinate various industrial policies, such as those pertaining to agriculture. Since that time the group has admitted new members and, in time, may expand its membership to other nations such as those of Eastern Europe. The EU has as its goal, the creation of a single, unified market that would be, at over 370 million people, the largest in the developed world and through which goods, people and capital could move freely.

   A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. In preparation for the creation of the Euro, the Exchange Rate Mechanism (ERM) was established to keep the various national currencies at a pre-specified value relative to each other. The year 1997 is significant for membership in the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, among other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels would disqualify any country from membership.

   On May 3, 1998 the European Council of Ministers formally announced the "first wave" of EMU participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro becomes a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin circulating on January 1, 2002. Six months later, today's currencies will cease to exist.

                                       24A

   Many foreign and domestic businesses are establishing or increasing their presence in Europe in anticipation of the new unified single market. Clear, confident visions of a diverse, multi-industrial, unified market under a single currency have been the impetus for much of the recent corporate restructuring initiatives as well as for the increased mergers and acquisitions activity in the region. A successful EMU could prove to be an engine for sustained growth throughout Europe.

   While the securities markets view the introduction of the euro as inevitable, the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized and its cultures differ widely. Unemployment is historically high and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

   For those countries in Western and Eastern Europe that will not be included in the first round of the EU implementation, the prospects for eventual membership serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly widening gap between rich and poor both within the aspiring countries and also those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.

   The economies of Eastern Europe are embarking on the transition from communism at different paces with appropriately different characteristics. The transition countries also display sharp contrasts in performance. Those that are most advanced in the transformation process are now reaping the rewards of comprehensive reform and stabilization policies pursued with determination over recent years. These include Poland, the Baltic countries, Croatia, the Czech Republic, Hungary, the Slovak Republic and Slovenia. Conversely, those that are less advanced in the transition are struggling with a number of policy challenges to strengthen their economies. Several countries have made good progress, and in Armenia, Azerbaijan, Georgia, Kazakhstan, and the Kyrgyz Republic, inflation has fallen considerably in recent years. Nevertheless, the East European markets are particularly vulnerable to weakness in the world's other emerging countries and are particularly sensitive to events in Russia. For example, in mid-1998 when economic and political turmoil forced the Russian government to devalue its currency and restructure its debt payments, the other markets in Eastern Europe suffered significant destabilization of which the extent and duration is still unknown.

   FRANCE. France is a republic of over 58 million people in the historic if not the geographic center of Western Europe. The Fifth French Republic, established in the early postwar period under Charles de Gaulle, provides for a strong Presidency which can appoint its own cabinet but must win approval of a parliamentary majority. The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop-and -go cycle in France.

   The  French  economy is the  world's  fourth-largest  Western  industrialized economy, with a GDP of $1538 billion in 1996. The nation has substantial agricultural resources, a diversified modern industrial system, and a highly skilled labor force. France's economy boasts a sophisticated industrial manufacturing base, which includes not only high technology (information technology and telecommunications, vehicles, aircraft, computer equipment, etc.) but also a number of very large companies producing consumer goods. The country's industrial structure is unusual for an industrialized economy because the state still controls a large proportion of the heavy strategic goods industries as well as institutions such as banks and communications companies. The agricultural sector continues to be important; however, most farms are small by European standards and require massive government support. Exports are an economic strong point and the nation has enjoyed trade surpluses in recent years. Leading exports include chemicals, electronics and automotive and aircraft machinery, while imports are dominated by petroleum, industrial machinery and electronics. Their main trading partners are the United States, Japan, and other EU countries.

   The country is one of the largest consumers of nuclear energy, obtaining nearly 75% of its total electricity needs from reactors. While it has some small deposits of oil and gas, it remains heavily dependent on imports for most of its needs.

   In recent years, the country's economic growth has been hindered by a series of general strikes. The government's efforts to reduce spending to meet the Maastricht criteria have prompted strikes and unrest from France's powerful trade unions. In addition, striking workers have pushed their demands for a lower retirement age and a reduction in the workweek. With an unemployment rate above 12%, the country's labor markets are not functioning efficiently. France's


                                       25A
pay-as-you-go pension program is an additional deterrent to economic growth as spending on pensions account for a tenth of GDP. While all parties agree that the system must be replaced, no agreement has been reached on an alternative.

   France went to the polls in May 1997 after a surprise decision to hold early elections by conservative President Jacques Chirac. Chirac's calculation was to capitalize on popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment and Chirac's party lost enough seats in the parliament that the president must now share power for the remaining five years in office with a socialist-led government. This change could set back the previous government's pledges to continue its privatization initiatives, restrain spending, support the franc, and endure fiscal austerity. It also calls into question whether the French people have the will to adhere to the EMU convergence criteria over the next few years.

   The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities, allowing Paris to maintain its position as the world's fourth-largest financial center. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Since then, foreign interest has been stimulated by the creation of new markets, such as the Nouveau Marche, for riskier, growth oriented, small corporations. While the listings of these combined markets are fairly diverse financial companies that account for approximately one-third of the total. The system underwent many regulatory changes in the late 1980s, taking steps toward combating insider trading and ensuring market transparency.

   GERMANY. Germany is the largest economy in all of Europe and is the third largest economy in the world behind the United States and Japan. The country occupies a central position in Western Europe with strong cultural and economic ties with the countries of Eastern Europe and borders on no less than six other Western European countries. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post- war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of its former communist eastern half.

   The German economy is heavily industrialized, with a strong emphasis on manufacturing. The manufacturing sector is driven by small and medium-sized companies, most of which are very efficient and dynamic. Germany, nevertheless, has many large industries and manufacturing is dominated by the production of motor vehicles, precision engineering, brewing, chemicals, pharmaceuticals and heavy metal products.

   The economy has benefited from a strong export performance throughout the decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Five out of its top six trading partners are fellow EU members (the sixth is the United States), while very low levels of trade are conducted with Asian and Latin American countries. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trading partner for Poland and Hungary. Accordingly, any weakness in the emerging market economies might likely dampen demand for German goods, to the detriment of the German economy. As most of these emerging markets aspire to join the EU, it is possible that a larger EU could alter Germany's trading relationships due to new quotas, tax rates, exchange rates and other factors which will come with EU membership.

   The recent performance of the German economy must be evaluated within the context of the 1990 reunification of the eastern and western states. GDP growth dropped markedly during the early years of reunification. Industry in Eastern Germany is still catching up. Workers in Eastern Germany earn two-thirds of western wages but produce only half as much. In addition, one of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues. Unemployment rates have begun to cause some discontent among German citizens whose culture generally places strong emphasis on a social compact. Any dissatisfaction could be expressed at the polls during the 1998 elections.

   Germany is faced with other significant economic challenges. Unemployment is currently above 12% as the country experiences its longest period of slow growth since the Second World War. The government's ability to deal with the problem is limited by its efforts to meet the stringent Maastricht criteria for convergence. There are also growing concerns about the exodus of German companies relocating abroad in order to avoid the country's high labor costs. In the longer run, Germany's government must alter the peculiar mix of capitalism, welfarism and consensus that sets the country apart. Those decisions will be politically sensitive - especially if they antagonize the powerful trade unions or the country's many family-run firms.

   Germany's stock market has enjoyed dramatic growth in volume as the main DAX index has soared over the past two years. Much of the market's strength has been attributed to the dollar's recovery and rising corporate earnings. In addition, a number of changes have occurred recently to support the share-buying explosion and to establish a German equity culture. A number of initial public offerings


                                       26A
were launched as the government sought to divest itself of ownership in such businesses as the nation's telephone utility and post office businesses to ease budgetary pressures. The government also created a supervisory authority which has outlawed insider trading and established stiffer company reporting standards intended to further increase the appeal of Germany's stock market. Nevertheless, while there has been progress in broadening the investor base, shares remain overwhelmingly in the hands of institutions and companies.

   The German central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate. Keeping the Deutsche Mark strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.

   A founding member of the EU and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position, recent government policy has put a strong emphasis on the maintenance of a strong currency and the achievement of the Maastricht criteria.

   NORDIC COUNTRIES. Increasing economic globalization and the expansion of the EU have forced the Nordic Countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless, the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to maintain their economies in line with requirements of the Maastricht treaty criteria and the fiscal and political issues remain central in political debates.

   Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision likely will not isolate the Norwegian economy from those of its Nordic neighbors. The country maintains a "shadow membership" in the EU, by which it seeks to stay as closely informed as possible and to make its voice heard on the issues. This may ensure that it will become more closely aligned with the rest of Europe as time passes. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues that may separate the policy decisions of Norway from the other Nordic countries.

   Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. The most common type of
government   among  the  Nordic   countries  is   dominated  by   long-standing,
left-of-center parties which often align themselves with smaller centrist parties for majority support. The landscape, however, is so fractured that governing from a minority position is common. The absence of a clear majority party slows and sometimes arrests policy making. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. None of the Nordic countries face any serious risk of any anti-democratic political change. However, in Sweden, the prospects of the present government will depend on its ability to create more jobs and to prepare the economy for EMU. A large minority of voters are also disappointed about the benefits which membership in the EU was expected to bring and have been increasingly voicing anti-EU sentiments. However, in May 1998, Sweden and its fellow applicants, Finland and Denmark, were formally admitted in the "first wave" of the EMU.

   Industry in the region is heavily resource-oriented. Denmark's agricultural sector remains the backbone of the economy although other industries have been developing rapidly in recent years, with engineering, food processing, pharmaceuticals, brewing and shipbuilding gaining in importance. Finland's major industry is forestry which supplies a large paper and timber products sector. It also produces household goods and telecommunications equipment and has an extremely important heavy goods sector producing ships, cement, steel and machine tools. In Sweden, the manufacturing sector dominates the economy and includes major industries which range from motor vehicles to aerospace, chemicals, pharmaceuticals, timber, pulp and paper. Several of the country's export-oriented industries (in particular forestry, mining and steel) are suffering as the country's high wages squeeze them out of foreign markets. Norway's oil- driven economy has provided its citizens with one of the highest standards of living in the world. However, they must prepare for the time, due to arrive early in the next century, when their vast reserves run out. Reliance on exports concentrated in a few sectors tie these countries closely to one another.

   Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Most countries have witnessed low levels of positive growth in the last six years. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union. However, in the past two years its economy has recorded some of the highest growth rates in Western Europe while having the lowest rate of inflation. Similarly, after five years of recession, the overall outlook for the Swedish economy is also vastly improved. A stringent package of spending cuts and tax increases has brought down the budget deficit to a level that is well within the EMU target. Exports are recovering as other parts of Europe are coming out of recession and its inflation is among the lowest in Western Europe. However, the one weak spot in both country's economies is a persistently high unemployment rate. Finland's unemployment, at 17%, is the second highest in Europe after Spain, and Finland's rate represents only a marginal improvement over the previous year. Norway's oil driven economy is the envy of many and unemployment is just a little over five percent.



                                       27A

   A portion of the region's unemployment woes can be attributed to the cultural ethic which was advanced during the years of the welfare state. Subsequent cuts in public spending, particularly in those sectors that traditionally rely on large government spending, exacerbated the problem. Labor market reform will be a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task, which brings both challenges and unpopularity to the government that accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to regret their participation in the EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated workforces.

   The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden thirty firms constituted 75% of the market's total capitalization and market turnover in 1997. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $273 billion, while the others are between $74 and $94 billion. Sweden also leads in numbers of firms (261) listed. Other country's listings range from 126 (Finland) to 249 (Denmark). Performance of Nordic country indexes tend to be skewed owing to the dominant weightings that a few large companies have in the index. For example, the market capitalization of Finnish telecommunications equipment manufacturer Nokia comprises about one-third of the total market capitalization of the Finnish exchange and has a substantial impact upon the performance of the countries in the HEX Index.

   UNITED KINGDOM. The United Kingdom is the world's sixth largest economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the U.K. economy. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. The United Kingdom's trading partners are predominately established market economies, such as the United States, Japan, and other member countries of the European Union. The United Kingdom, via the North Sea, also has substantial petroleum resources.

   The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2900 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the United Kingdom. Total market capitalization in 1997 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.

   In 1997 the U.K. posted its sixth year of recovery with GDP growth of 3.5%, the third highest in the EU. The labor market also appears to have improved as pay settlements and wages remain under control despite the employment rate falling from 6.5% to 5% over the year. The strengthening economy prompted a sharp acceleration in consumer spending and, in response, the nation's Monetary Policy Committee was forced to raise base rates. The interest rate rise added fuel to an already robust sterling which rose 8.6% in 1997 after appreciating by 15.6% in 1996. This proved particularly damaging to the manufacturing sector and, although exports held up well during the year, there were early indications that a decline was underway. Inflation is low, making the country attractive for foreign investment. Investment is especially attractive to the United States, with which the United Kingdom shares many market similarities. Each country is the other's largest foreign investment partner.

   Under Conservative Party leadership in the early 1980s, the United Kingdom privatized many state-run utilities, such as British Gas and British Telecom. The success of these efforts is evidence both of the strong entrepreneurial spirit of British society and also a fundamental rejection of the welfare state policies that dominated the scene in the early post-war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. Eager to attract foreign investment the new administration is not expected to undo any of the major reforms put in place by the Conservatives during their last 18 years in power. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. In addition, the government will probably wish to rebuild ties with the rest of the EU and has already taken steps to get the pound back into the European system by increasing the independence of the country's central bank.

   Nevertheless, there appears to be some nervousness among many investors who see the U.K. market lagging behind the continental European stock markets where they see more compelling prospects for economic growth. In addition, the manufacturing industry is suffering from the pound's lofty valuation and many fear that an economic slowdown could spread to the services sector.

   The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the 1997 election, further polarizing the positions of the two parties. Despite this expression of support, the United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the


                                       28A
new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the U.K. government than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the United Kingdom above other countries in attracting investment, such as wages and employment conditions.

  SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA

   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, middle classes increased, stimulating domestic consumption. In recent years, large projects in infrastructure and energy resource development have been undertaken, and have benefited from cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.

   Manufacturing exports declined significantly in 1997, due to drops in demand, increased competition, and strong performance of the U.S. dollar. This significant decline is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in U.S. dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.

   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of Southeast Asia's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.

   The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea and Hong Kong all faced related currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in their worst recessions since World War II.

   Investors continue to face considerable risk in Asian markets as political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that investors will see a continuation of high market volatility over an extended period.

   JAPAN. A country of 126 million with a labor force of 64 million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.



                                       29A

   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1997, 1,805 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1997, TSE performance was disappointing, with the TOPIX down 28% for the year .

   Since Japan's bubble economy collapsed seven years ago, the nation has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War
II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.

   Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments. However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.

   Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the Diet) had been consistently dominated by the Liberal Democratic Party (LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the countries economic decline, widening corruption scandals and a lack of any discernable progress in addressing the nation's banking problems.

   Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan.

   Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.

   CHINA AND HONG KONG. China is one of the world's last remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with


                                       30A

1.22 billion people creating a workforce of 699 million people. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones
(SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this investment, has been concentrated in the southern provinces, establishing manufacturing facilities to process goods for re-export.

   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.

   Such  success  has not come  without  negatives.  As a  communist  system  in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.

   Performance in 1997 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.

   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1997, there were 51 companies with Class B shares on the two exchanges, for a total Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from October onwards.

   In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.

   China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.

   To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending.

   Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region


                                       31A
in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.

   Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.

   Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.

   Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.

   As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.

   The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.

   A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy; most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of its Gross Domestic Product. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.

   The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.

   As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly


                                       32A
significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S.

   The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.

   Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.

   In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.

   To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.

   Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.

   AUSTRALIA. Australia is a 3 million square mile continent (about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.

   The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's large agricultural sector specializes in wheat and sheep rearing and together, these two activities account for more than half of the country's export revenues. Australia also possesses abundant natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment.

   Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to spur growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate.

   With inflation well under control but unemployment stubbornly high and signs of cyclical slack in the economy, Australia's monetary policy is focused on preserving the low inflation environment while keeping monetary conditions conducive to stronger economic growth. The government has set a goal of achieving a government budget surplus in fiscal year 1998/1999.



                                       33A

   Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific
Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.

   After suffering a significant recession in 1990-91, the Australian economy has enjoyed six years of expansion. The medium-term outlook appears favorable, with domestic spending supported by low interest rates, improving consumer confidence and a strengthening labor market. GDP growth has increased steadily throughout 1997. However, weakness in commodity prices, particularly metal prices, coupled with an increase in the nation's current account deficit have placed significant pressure on the Australian dollar.

   Investors should be aware that, while Australia's prospects for strong economic growth appear favorable over the long-term, many sectors currently face significant risks arising from the recent turbulence in Asian countries, which account altogether for almost 60 percent of Australia's exports. While projections already embody a more subdued outlook for growth in these countries, there is a risk of this outlook deteriorating further, especially in Japan and Korea.

   Due to the large position that the agriculture and natural resource sectors have in the nation's export driven economy, any weakness in commodity prices may negatively impact both the economy and stock prices. In addition, United States investors face the risk that their investment returns from investments in Australia could be eroded if the Australian currency declines relative to the United States dollar.

   INDONESIA. Indonesia is a country that encompasses over 17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.

   In recent years, Indonesia had been undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.

   However, as with many of its Asian neighbors, Indonesia's bright prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated to be solvent at mid-year 1998.

   The social effects of this decline have been devastating. By the end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the countries business oriented ethnic Chinese population have prompted as many as 80,000 to flee the country.
Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.

   The breakdown in public confidence in the Indonesian economy will likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this year, the economy will remain weak in 1999 and recover only slowly in the following years.

   The Indonesian stock market plunged to record lows in 1997 under the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation


                                       34A
of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.

   MALAYSIA. 1997 saw Malaysia's GDP growth slow to 7.4%, down from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1997. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.

   However, like its Asian neighbors, Malaysia has stumbled in its dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%.

   By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.

   Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.

   Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.

   While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the free access to their funds. As with other Asian markets, currency risk remains substantial.

   SINGAPORE. Since achieving independence from the British in 1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.

   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.

                                       35A

   The economic situation in Singapore registered a passable year in 1996 but weakened in early 1997, dragged down by the downturn in the global electronics industry. However, it ended the year on a firmer footing as real GDP growth rose from 4.1% in the first quarter to 7% by the fourth quarter. Inflation remained low and the current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.

   Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, Analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.

   SOUTH KOREA. South Korea has been one of the more spectacular economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive products such as textiles initially drove the economy and were eventually replaced by heavy industries such as automobiles.

   Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.

   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.

   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Foreign ownership has since been increased to 55% for all listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.

   Over the calendar year 1997, the Korean stock market extended its two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.

   The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.

   In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on exporting to the Asian region holds its economy hostage to the economic fortunes of its neighbors.

   THAILAND. The Thai economy has witnessed a fundamental transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.

                                       36A

   The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More recently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one year in power.

   In 1997 GDP contracted by approximately 0.3%, compared with 7.2% growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.

   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.

   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.

   The new Thai government has produced mixed results in their efforts to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies. Looking forward, currency risk remains high and the baht will likely be highly vulnerable to regional contagion.

                 SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA

   Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million people and its abundant natural resources, the area is a prime trading partner for the United States and Canada. In Latin America exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably MERCOSUR. Talk of extending NAFTA down through Latin America indicates some desire to tie the economies even closer to those of the north.

   Politically, Latin American countries generally have strong presidential systems closely modeled after the United States. Their transition to democracy, largely complete in most countries, nevertheless allows for a considerable military influence, reflecting the strong authoritarian leanings of a large portion of the population. The countries all enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist-minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.

   ARGENTINA. Prior to 1989, Argentine politics were characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.

   President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. GDP growth in 1997 was 8.0%, up from 4.4% in 1996 and -4.4% in 1995. Argentina's growth, averaging over 6% from 1991 to 1997, had been driven primarily by domestic consumption. In the wake of the Mexican currency crisis, however, banking liquidity has been restrained. While deposits have increased in reaction to peso stabilization, lending has not, putting downward pressure on consumer spending. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 17%. Menem's economic liberalization


                                       37A
policies have succeeded in attracting foreign investment. From the United States alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.

   Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the United States is the second. Primary imports are machinery, vehicles and chemicals.

   The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.

   The central bank's main priority is maintaining convertibility against the dollar. It is very active in the foreign exchange market and even assists local firms with liquidity problems.

   Legislative elections could prove to be critical for Menem, who still has an extensive economic reform agenda which includes further privatizations, labor market reforms and a revamped tax policy. Failure to retain a friendly majority in the Lower House of Congress could deprive Menem of the support he needs to pass such reforms.

   The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two-party system to a three-way game.

   The Argentine stock market reached an all-time high in October of 1997 in response to rising corporate earnings and strong economic growth. However, the market underwent a significant correction due largely to the "contagion effect" of the Asian economic and currency crisis and the popular Mervel index ended the year only 5.9% ahead. While there was little direct impact from the Asian crisis on Argentina's economy, foreign investors fled the market, as they feared that Asia's currency problems would spread to Latin America.

   The Argentine market may pose special risks for investors. As an emerging nation, Argentina's stock market may be particularly vulnerable to widespread economic, currency and market turmoil such as we have seen recently in Asia. These crises may prompt investors to become increasingly averse to emerging market exposure on concerns that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the markets in trouble, merely to raise cash to meet redemptions. Similarly, the Asian crisis has accelerated a growing imbalance between supply and demand for basic commodities such as oil, metals, pulp, grains and others. This could impact the Argentinean stock market where energy stocks (oil, gas and electricity) comprise approximately 40% of the market's total value. A currency devaluation by one or more of its Latin American neighbors could precipitate a recession and political pressure for competitive devaluation to protect the country's trade competitiveness.

   While Argentina's political situation is relatively stable; there is a high degree of dissatisfaction with the government's inability to lower the country's high unemployment rate. This could eventually lead to social unrest and a new government less favorable to investors.

   BRAZIL. Brazil is the largest country in South America and is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.

   The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange bond. The plan has stabilized the exchange rate and controlled inflation, which was reeling out of control in 1994 at 2,700%. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. Perhaps the most remarkable achievement for the Brazilian economy in 1997 was the lowest rate of inflation in the past 40 years, as the National Consumer Price Index increased just 7.48%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account deficit is expected to reach $30 billion in 1998, equivalent to 3.6% of GDP.

   Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some


                                       38A
privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1996 the country received over $9.5 billion, with $2.4 billion coming from the United States. Still, there are restrictions against investments in certain industries, such as metals and mining.

   Traditionally an agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the workforce. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but it is dependent on imports for oil.

   Presidential elections will be held in 1998. President Cardoso hopes to stand for re-election but currently is unable to, given a constitutional provision on term limits. Efforts to gather congressional support for constitutional reform, allowing Cardoso to stand, could result in a great deal of special interest concessions, translating into more public spending and horse-trading over fiscal reforms.

   In 1997 the Brazilian stock market rose to an all-time high in the first quarter. Over the summer, the speculative attack on the Thai currency triggered a sharp reversal in the Brazilian market, as investors feared a raid on the Brazilian Real. However, the market ended the year with a gain of 4.34%. By mid-year 1998 the Brazilian market plummeted amid growing concern that Brazil, Latin America's largest economy, might suffer the confidence crisis that had caused large currency devaluations in Russia and Asia.

   Investing in Brazil could entail special risks: High unemployment is the chief challenge facing Brazil's president Cardoso, as he seeks reelection in October. Joblessness is at a record high and social unrest could lead to his defeat. Cardoso's main challenger is considered to be strongly left of center on the political spectrum and has proposed policies that could be detrimental to the progress made in subduing inflation and denationalizing government ownership of many of its businesses. He is considered by many to be unfriendly to the interests of shareholders.

   Brazil could be a likely target for a renewed attack on its currency. The economy is in a more precarious state: interest rates remain high and, despite austerity measures, little progress has been made in reducing the current account deficit. This poses particular risk for United States investors who would see their investment returns eroded if the Brazilian Real were to be devalued.

   Overall, Brazil remains vulnerable to both external shocks and changing sentiment due to worsening domestic indicators or political risk.

   CHILE. Chile is a transition economy which has recently made great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.0% in 1996, down from 6.6% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1997 was 6.0%, a 0.6% drop over 1996. Unemployment in 1996 was 6.2%, particularly low for the Latin American region. Chile is still considered to have one of the best performing stock markets in the region.

   Chile has a strong, interventionist central bank, which focuses more on the investment community than it does on the government. Active steps are taken to control demand and inflation. One example is the practice of restricting short-term flows of foreign capital through the country.

   Performance of the Chilean stock market was lackluster in 1997 as weak copper prices and rising interest rates led to a contraction in the domestic economy. Also contributing to the market's weakness was the contagion effect of the Asian economic and currency crises, a decline in pulp and steel prices; and uncertainty about the growth prospects of its Latin American neighbors. These factors combined to produce a 15% decline in the stock market for the 1997 calendar year. The market weakness carried through into the first half of the next year.

   Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.

   There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.



                                       39A

   Investors in the Chilean market face special risks. The Chilean market is particularly sensitive to the fluctuation in the international price of copper and pulp on the international markets and they have a significant impact on the nation's economy and stock market.

   As is typical of most emerging markets, much of the Chilean equity market is firmly held by controlling families and their associates. Accordingly, these owners may not always act in the interests of outside shareholders.

   Chile is particularly vulnerable to outside shocks such as the current economic and currency woes of other emerging markets worldwide and it is particularly sensitive to events that impact its Latin American neighbors. Any weakness in the Chilean currency versus the dollar could erode the investment returns to United States investors upon currency conversion.

   MEXICO. The Mexican economy has recovered fairly well since the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. GDP growth rose to 7.3%, with consumer spending and investment leading the way. A major positive factor supporting growth during 1997 was the strength of the peso, which closed the year little changed from its 1996 year-end level. In addition, the nation's inflation rate declined to 15.7% from the 27.7% rate of 1996. This marked the second straight year of improvement. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and manipulation of interest rates to control it. Domestic consumption, while improved, has yet to return to pre-1994 levels, and has also contributed to the containment of inflation.

   The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the United States, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the North American Free Trade Agreement (NAFTA) further integrate the economies, giving the United States strong incentives to provide assistance in times of crisis. NAFTA also aided the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 194 companies with total capitalization of $156 billion in 1997, a 12% rise over 1996.

   Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world.

   Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. The response from the Mexican people was clear. Though they took the most votes (39%) for the 500-member Lower House of Congress, the PRI has lost their majority, and the President is now forced to accommodate the interests of the opposition parties. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.

   Following three straight years of strong gains, Mexico's stock market fell sharply in late 1997 and continued its descent through mid-1998 as the worsening Asian economic and currency crises threatened to cause problems for Mexico's trade balance and raised questions concerning the sustainability of its economic growth. Foreign investors fled the Mexican market, as they feared that Asia's currency problems would spread to Latin America.

   Investors in Mexico face a number of potential risks. As an emerging nation, Mexico's stock market may be particularly vulnerable to widespread economic, currency and stock market turmoil such as recently experienced in Asia and Russia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the troubled markets, merely to raise cash to meet redemptions. Similarly, because the United States is Mexico's largest trading partner, any economic downturn in the U.S. economy can have a strongly adverse impact upon Mexico's economy and stock market.

                                       40A

   While Mexico's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to effectively address the nation's growing social problems, particularly in the countries less developed regions. Occasional flair-ups of strikes and armed rebellions could pose a threat to Mexico's political and economic stability.

             SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION

   The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of Eastern Europe and north Asia.

   Russia has had a long history of political and economic turbulence. The USSR lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule, the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.

   Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.

   Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.

   The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.

   In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1997 dropped to 11%, down from 22% in 1996. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996.

   By the end of 1997, GDP was up 0.4% following 1996's 6% fall, and industrial production was up by 1.9%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.

   While Russia is widely believed to be one of the most risky markets in Eastern Europe, it is also recognized for its potential for positive returns. However, the market has been essentially liquidity driven and concentrated in very few of the country's largest companies. At just $129 billion, the total capitalization of the stock market accounts for just 28.7 percent of GDP. The majority of investors in Russian equities are small and medium-sized United States hedge funds. In addition, several country specific funds have been


                                       41A
established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depository receipts while six big firms have issued securities in the form of Russian depository certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.

   In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the markets strength masked a rapidly deteriorating political and economic picture. Many of the country's economic reform initiatives have floundered as the proceeds of IMF and other assistance have been squandered or stolen. Taxes were not being collected and Russian banks, suffering from a collapsed ruble, could not meet the demands of either domestic depositors or foreign creditors. In July of 1998 the Yeltsin government effectively devalued the Russian ruble by approximately 34% to strengthen the ailing banking system and stimulate demand for Russian exports. In addition the government announced a restructuring of their foreign debt that would allow a 90-day moratorium on banks' foreign loans and a rescheduling of $40 billion in domestic debt. These actions were viewed by investors as being tantamount to default and they fled the Russian stock market. President Yeltsin's relations with the communist dominated Duma worsened and there was talk among the body of beginning impeachment proceedings against the president. By August of 1998 the ruble had fallen by 70 percent and food prices soared, heightening fears of social unrest. By early September the Russian economy appeared to be slipping out of control and the government in a state of paralysis as the President and the Duma feuded over remedial initiatives. Many observers fear that country's communist party could regain control of the government and end free market reforms, which could further negatively impact stock prices.

                             PORTFOLIO TRANSACTIONS

   All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.

   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

   Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

   The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.

   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

   The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.



                                       42A

   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

   Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use research services of the brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

   FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

   Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

   The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

   The funds' annualized turnover rates for the first fiscal period are not expected to exceed 100% (Asset Allocation, Diversified International, Japan, Latin America, and Global Equity Funds), 200% (Dividend Growth and Europe Capital Appreciation Funds), and 300% (Retirement Growth Fund). Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences.

   The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwriting.

   From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

   Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts.
Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.

   When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability


                                       43A
of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                                    VALUATION

   Fidelity Service Company, Inc. (FSC) normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange
(NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.

   Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.

   Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

   Futures contracts and options are valued on the basis of market quotations, if available.

   Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.

   Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.

                                   PERFORMANCE

   A class may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each class's share price and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

   YIELD CALCULATIONS (ASSET ALLOCATION FUND). Yields for a class are computed by dividing the class's pro rata share of the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's NAV or offering price, as applicable, at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation, as are gains and losses from currency exchange rate fluctuations.



                                       44A

   Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

   In calculating a class's yield, the fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a class's yield.

   Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, a class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

   Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing a class's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a class's NAV over a stated period. A class's total return may be calculated by using the performance data of a previously existing class prior to the date that the new class commenced operations, adjusted to reflect differences in sales charges but not 12b-1 fees. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of a class.

   In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a class's maximum sales charge into account.

Excluding a class's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

   NET ASSET VALUE. Charts and graphs using a class's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of a class's return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.

   MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

   Each class may compare its total return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The S&P 500 and DJIA comparisons would show how each class's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each class's returns, do not include the effect of brokerage commissions or other costs of investing.




                                       45A

 INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL STOCK MARKET RETURN

   The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.

   MARKET CAPITALIZATION. Companies outside the United States now make up nearly two-thirds of the world's stock market capitalization.According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $5,749.5 billion in 1996 to $6,207.8 billion in 1997.

   The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets are measured in billions of U.S. dollars as of December 31, 1997.


                              TOTAL MARKET CAPITALIZATION

     Australia      $     164.1            Japan             $       1,498.6
     Austria               23.0         Netherlands                    337.9
     Belgium               75.5         Norway                          31.5
     Canada               305.9         Singapore/Malaysia         54.5/49.0
     Denmark               67.7         Spain                          158.3
     France               474.5         Sweden                         154.5
     Germany              584.7         Switzerland                    465.6
     Hong Kong            167.0         United Kingdom               1,284.8
     Italy                238.9         United States                6,209.9

   The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1997.

          TOTAL MARKET CAPITALIZATION - LATIN AMERICA

           Argentina                     $    38.1
           Brazil                            136.7
           Chile                              33.0
           Colombia                            8.2
           Mexico                            112.5
           Venezuela                          13.1
                                              10.3
           Total Latin America           $   351.9

   NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1997. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.


                            STOCK MARKET PERFORMANCE
                            MEASURED IN U.S. DOLLARS

             Australia      -10.4%         Japan                -23.7%
             Austria          1.6          Netherlands           23.8


                                       46A

             Belgium         13.6          Norway                      6.2
             Canada          12.8          Singapore/Malaysia    -30.0/-68.3
             Denmark         34.5          Spain                      25.4
             France          11.9          Sweden                     12.9
             Germany         24.6          Switzerland                44.2
             Hong Kong      -23.3          United Kingdom             22.6
             Italy           35.5          United States              33.4


                            STOCK MARKET PERFORMANCE
                           MEASURED IN LOCAL CURRENCY

             Australia        9.2%          Japan                     -14.5%
             Austria          18.5          Netherlands                45.1
             Belgium          32.4          Norway                     22.7
             Canada           17.8          Singapore/Malaysia    -15.7/-51.1
             Denmark          56.1          Spain                      46.9
             France           29.5          Sweden                     31.2
             Germany          45.3          Switzerland                56.7
             Hong Kong       -23.2          United Kingdom             27.5
             Italy            57.5          United States              33.4

   The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 1997.


                            STOCK MARKET PERFORMANCE

                                 Five Years Ended      Ten Years Ended
                                 December 31, 1997     December 31, 1997

             Germany                  15.32%                14.34%
             Hong Kong                 0.86                 19.18
             Japan                    -4.11                 -2.76
             Spain                    26.67                 11.65
             United Kingdom           17.42                 13.95
             United States            24.58                 18.42

   PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, a class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

   From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

   A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.



                                       47A

   The Aggressive Asset Allocation Composite Index is a hypothetical representation of the performance of Asset Allocation's three asset classes according to their respective weighting in the fund's neutral mix (5%
short-term/money  market;  25%  bonds;  and  70%  stocks).  The  weightings  are rebalanced monthly. The following indices are used to calculate the asset allocation composite index: The Lehman Brothers 3-month Treasury Bill Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year; and the S&P 500, a widely recognized unmanaged index of common stocks.

   Asset Allocation has the ability to invest in securities that are not included in any of the indices, and the fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite index include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike the fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the fund.

   The following table represents the comparative indices' calendar year-to-year performance.

               Aggressive     Lehman Brothers  Lehman Brothers       S&P 500
                 Asset       3-Month Treasury   Aggregate Bond
               Allocation       Bill Index          Index
            Composite Index

1997             25.81%             5.52%           9.65%             33.36%
1996             15.74%             5.38%           3.63%             22.96%
1995             29.89%             6.09%          18.47%             37.58%
1994              0.11%             4.26%          -2.92%              1.32%
1993              9.95%             3.20%           9.75%             10.08%
1992              7.34%             2.92%           7.40%              7.62%

   Each of Dividend Growth, Retirement Growth, and Asset Allocation may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.

   Diversified International Fund may compare its performance to that of the Morgan Stanley Capital International GDP-Weighted Europe, Australasia, Far East Index, an unmanaged, gross domestic product weighted index that is designed to represent the performance of developed stock markets outside of the United States and Canada. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

   Europe Capital Appreciation Fund may compare its performance to that of the Morgan Stanley Capital International Europe Index, an unmanaged, market capitalization weighted index that is designed to represent the performance of developed stock markets in Europe. The index returns for periods after January 1, 1997 are adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

   Japan Fund may compare its performance to that of the Tokyo Stock Price Index (TOPIX), a market capitalization weighted index of over 1100 stocks traded in the Japanese market.

   Latin America Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free-Latin America Index, a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets.

   Global Equity Fund may compare its performance to that of the Morgan Stanley Capital International World Index, an unmanaged, market capitalization weighted index that is designed to represent the performance of developed stock markets throughout the world.

   Stocks are selected for the Morgan Stanley Capital International (MSCI) indexes on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership. The MSCI Free index excludes those stocks that cannot be purchased by foreign investors in otherwise free markets.

   A class may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer


                                       48A
greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

   Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

   Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

   Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

   In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; model portfolios or allocations; and saving for college or other goals. In addition, Fidelity may quote or reprint financial or business publications and periodicals, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products.

   Each fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.

   Each fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.

   A class may present its fund number, Quotron(TM) number, and CUSIP number, and discuss or quote the fund's current portfolio manager.

   VOLATILITY. A class may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, Asset Allocation may also discuss or illustrate examples of interest rate sensitivity.

   MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents a class's percentage change in price movements over that period.

   A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

   A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

   As of August 31, 1998, FMR advised over $32 billion in municipal fund assets, $113 billion in money market fund assets, $389 billion in equity fund assets, $61 billion in international fund assets, and $27 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

                                       49A

   Fidelity may provide prior performance information similar to that described above for funds or accounts with substantially similar investment objectives, policies, and strategies as the funds described in this SAI.

                       PRIOR PERFORMANCE OF SIMILAR FUNDS

Because the funds were new when this SAI was printed, they have no previous operating history. However, Dividend Growth, Retirement Growth, Asset Allocation, Diversified International, Europe Capital Appreciation, Japan, and Latin America are modeled after the following existing registered funds, respectively: Fidelity Dividend Growth Fund, Fidelity Retirement Growth Fund, Fidelity Asset Manager: Growth Fund, Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, and Fidelity Latin America Fund (Related Funds).

         The Related Funds are managed by FMR, and have investment objectives, policies, and strategies that are substantially similar to the corresponding funds described in this SAI. The Related Funds, however, have different expenses and are sold through different distribution channels.

         Below you will find information about the prior performance of the Related Funds, not the performance of the funds described in this SAI. The performance data of the Related Funds is net of advisory fees and other expenses.

         Although the funds have substantially similar investment objectives, policies and strategies as the corresponding Related Funds, you should not assume that the funds described in this SAI will have the same performance as the Related Funds. For example, a fund's future performance may be greater or less than the performance of the corresponding Related Fund due to, among other things, differences in sales charges, expenses, asset sizes and cash flows between the fund and the corresponding Related Fund. In addition, Latin America may, under certain circumstances, concentrate its investments in certain industries, while its Related Fund, Fidelity Latin America Fund, currently has a policy not to concentrate its investments in any industry.

         MOVING AVERAGES. Like the funds, a Related Fund may illustrate performance using moving averages. On June 30, 1998, the 13-week and 39-week long-term moving averages for each Related Fund are outlined in the chart below.


                                               13 Week Long-Term          39 Week Long-Term
Fund Name                                      Moving Average             Moving Average
---------                                      -----------------          -----------------
Fidelity Dividend Growth Fund                  $      27.58               $      25.12
Fidelity Retirement Growth Fund                        20.13                      18.46
Fidelity Asset Manager:  Growth Fund                   20.12                      19.11
Fidelity Diversified International Fund                18.82                      17.35
Fidelity Europe Capital Appreciation Fund              18.74                      16.44
Fidelity Japan Fund                                    10.02                      10.37
Fidelity Latin America Fund                            15.86                      16.32


         CALCULATING HISTORICAL FUND RESULTS. The following tables show performance for each Related Fund calculated including certain Related Fund expenses for the period ended June 30, 1998. Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, and Fidelity Latin America Fund have a maximum front-end sales charge of 3%, which is included in the average annual and cumulative total returns. Total return figures do not include the effect of paying Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, or Fidelity Latin America Fund's $25 exchange fee, which was in effect from December 1, 1987 through October 23, 1989, or other charges for special transactions or services, such as Fidelity Europe Capital Appreciation Fund's 1.00% short-term trading fee for shares held less than 90 days, or Japan Fund's or Latin America Fund's 1.5% short-term trading fee for shares held less than 90 days.

                                           Average Annual Total Returns                      Cumulative Total Returns
                                                                  10 Years/                                       10 Years/
                                       One           Five         Life of           One             Five          Life of
                                       Year          Years        Fund              Year            Years         Fund
                                       ----          -----        ----              ----            -----         ----
Fidelity Dividend Growth Fund         34.59%       26.88%        27.50%           34.59%          228.81%       251.83%
(4/27/93)*
Fidelity Retirement Growth Fund       29.29%       17.36%        16.12%+          29.29%          122.66%       345.69%+
Fidelity Asset Manager:  Growth       23.00%       15.84%        17.00%           23.00%          108.57%       177.57%
Fund (12/30/91)*
Fidelity Diversified International    14.88%       16.39%        13.17%           14.88%          113.57%       123.87%
Fund (12/27/91)*
Fidelity Europe Capital               32.43%       N/A           21.46%           32.43%          N/A           141.03%
Appreciation Fund (12/21/93)*
Fidelity Japan Fund (9/15/92)*       -25.24%       -4.25%         0.78%            -25.24%        -19.52%         4.63%
Fidelity Latin America Fund          -24.62%        5.91%         7.06%            -24.62%         33.28%        42.61%
(4/19/93)*

*   Commencement of Operations
+   10 year return

     Note: If FMR had not reimbursed certain fund expenses during these periods, Fidelity Asset Manager: Growth Fund's, Fidelity Diversified International Fund's, and Fidelity Japan Fund's total returns would have been lower.

         The following tables show the income and capital elements of each Related Fund's cumulative total return. The tables compare each Related Fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each Related Fund. The S&P 500 and DJIA comparisons are provided to show how each Related Fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each Related Fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each Related Fund's returns, do not include the effect of brokerage commissions or other costs of investing.

                                      50A

         The following tables show the growth in value of a hypothetical $10,000 investment in each Related Fund during the past 10 fiscal years ended on the most recent fiscal year of each Related Fund or life of each fund, as applicable, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

         FIDELITY DIVIDEND GROWTH FUND: During the period from April 27, 1993 (commencement of operations) to July 31, 1998, a hypothetical $10,000 investment in Fidelity Dividend Growth Fund would have grown to $35,096 assuming all distributions were reinvested.



              FIDELITY DIVIDEND GROWTH FUND                                                          INDICES
                   Value of      Value of         Value of
Period             Initial       Reinvested       Reinvested
Ended              $10,000       Dividend         Capital Gain    Total                                           Cost of
July 31            Investment    Distributions    Distributions   Value               S&P 500        DJIA           Living**
-------            ----------    -------------    -------------   -----               -------        ----           ------
1998                $28,110           $576            $6,410        $35,096            $28,919          $29,820       $11,333
1997                $25,070           $325            $2,951        $28,346            $24,244          $26,664       $11,146
1996                $17,240           $130            $1,627        $18,997            $15,936          $17,582       $10,903
1995                $16,040            $27              $389        $16,456            $13,671          $14,646       $10,590
1994                $11,680            $10              $137        $11,827            $10,840          $11,410       $10,306
1993*               $10,800             $0                $0        $10,800            $10,309          $10,438       $10,028

*        From April 27, 1993 (commencement of operations).

**       From month-end closest to initial investment date.

         Explanatory Notes: With an initial investment of $10,000 in Fidelity Dividend Growth Fund on April 27, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $14,737. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $350 for dividends and $3,920 for capital gains distributions.

         FIDELITY RETIREMENT GROWTH FUND: During the ten-year period ended November 30, 1997, a hypothetical $10,000 investment in Fidelity Retirement Growth Fund would have grown to $46,549, assuming all distributions were reinvested.

                    FIDELITY RETIREMENT GROWTH FUND                                                  INDICES
                   Value of        Value of          Value of
Year               Initial         Reinvested        Reinvested
Ended              $10,000         Dividend          Capital Gain     Total                                        Cost of
November 30        Investment      Distributions     Distributions    Value               S&P 500       DJIA       Living
-----------        ----------      -------------     -------------    -----               -------       ----       ------
1997                 $15,819           $3,939           $26,791        $46,549              $55,623    $57,303       $13,995
1996                 $15,487           $3,252           $21,464        $40,203              $43,282    $46,910       $13,744
1995                 $15,070           $2,474           $17,892        $35,436              $33,851    $35,730       $13,310
1994                 $13,918           $1,888           $13,377        $29,183              $24,712    $25,688       $12,990
1993                 $14,884           $1,798           $11,314        $27,996              $24,457    $24,627       $12,634
1992                 $15,278           $1,615            $6,539        $23,432              $22,213    $21,471       $12,305
1991                 $13,300           $1,178            $4,512        $18,990              $18,745    $18,258       $11,941
1990                 $10,147             $781            $3,442        $14,370              $15,575    $15,610       $11,594
1989                 $12,071             $525            $3,477        $16,073              $16,137    $15,875       $10,910
1988                  $9,699             $201            $2,794        $12,694              $12,333    $11,953       $10,425

                                      50B

         Explanatory Notes: With an initial investment of $10,000 in Retirement Growth Fund on December 1, 1987, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $33,864. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,747 for dividends and $11,963 for capital gains distributions.

         FIDELITY ASSET MANAGER: GROWTH FUND: During the period from December 30, 1991 (commencement of operations) to September 30, 1997, a hypothetical $10,000 investment in Fidelity Asset Manager: Growth Fund would have grown to $24,191, assuming all distributions were reinvested.

                     FIDELITY ASSET MANAGER: GROWTH FUND                                              INDICES
                   Value of       Value of          Value of
Period             Initial        Reinvested        Reinvested
Ended              $10,000        Dividend          Capital Gain     Total                                         Cost of
September 30       Investment     Distributions     Distributions    Value                S&P 500      DJIA        Living**
------------       ----------     -------------     -------------    -----                -------      ----        ------
1997                $19,970         $1,615              $2,606           $24,191           $27,022     $29,597     $11,690
1996                $16,560           $859                $967           $18,386           $19,240     $21,504     $11,443
1995                $14,880           $524                $869           $16,273           $15,989     $17,132     $11,109
1994                $13,910           $272                $618           $14,800           $12,323     $13,404     $10,834
1993                $13,770           $178                 $95           $14,043           $11,885     $12,067     $10,522
1992*               $11,160             $0                  $0           $11,160           $10,517     $10,784     $10,247

*        From December 30, 1991 (commencement of operations).

**       From month-end closest to initial investment date.

         Explanatory  Notes:  With an  initial  investment  of  $10,000 in Asset
Manager: Growth Fund made on December 30, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $13,142. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $1,090 for dividends and $1,830 for capital gains distributions. Tax consequences of different investments have not been factored into the above figures.

         FIDELITY DIVERSIFIED INTERNATIONAL FUND: During the period from December 27, 1991 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Diversified International Fund would have grown to $19,106, assuming all distributions were reinvested.


                FIDELITY DIVERSIFIED INTERNATIONAL FUND                                             INDICES
                Value of      Value of        Value of
Year            Initial       Reinvested      Reinvested
Ended           $10,000       Dividend        Capital Gain       Total                                            Cost of
October 31      Investment    Distributions   Distributions      Value                 S&P 500       DJIA         Living**
----------      ----------    -------------   -------------      -----                 -------       ----         ------
1997               $16,570          $757           $1,779          $19,106               $26,124      $27,766        $11,719
1996               $14,380          $491           $1,144          $16,015               $19,774      $22,084        $11,479
1995               $12,730          $197             $569          $13,496               $15,934      $17,047        $11,146
1994               $12,460          $158             $111          $12,729               $12,602      $13,663        $10,841
1993               $11,320          $133               $0          $11,453               $12,133      $12,523        $10,566
1992*               $8,460            $0               $0           $8,460               $10,555      $10,663        $10,283

*        From December 27, 1991 (commencement of operations).
**       From month-end closest to initial investment date.

                                      50C

         Explanatory Notes: With an initial investment of $10,000 in Fidelity Diversified International Fund on December 27, 1991, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their case value at the time they were reinvested) amounted to $11,876. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $510 for dividends and $1,260 for capital gain distributions.

         FIDELITY EUROPE CAPITAL APPRECIATION FUND: During the period from December 21, 1993 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Europe Capital Appreciation Fund would have grown to $18,306, including the effect of the fund's 3% sales charge.

              FIDELITY EUROPE CAPITAL APPRECIATION FUND                                    INDICES
                Value of      Value of        Value of
Year            Initial       Reinvested      Reinvested
Ended           $10,000       Dividend        Capital Gain       Total                                   Cost of
October 31      Investment    Distributions   Distributions      Value        S&P 500       DJIA         Living**
----------      ----------    -------------   -------------      -----        -------       ----         ------
1997              $16,073          $603            $1,630         $18,306        $21,544      $21,710      $11,084
1996              $13,648          $266                $0         $13,914        $16,308      $17,267      $10,857
1995              $11,718            $0                $0         $11,718        $13,141      $13,329      $10,542
1994*             $11,010            $0                $0         $11,010        $10,393      $10,683      $10,254

*        From December 21, 1993 (commencement of operations).

**       From month-end closest to initial investment date.

         Explanatory Notes: With an initial investment of $10,000 in Fidelity Europe Capital Appreciation Fund on December 21, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $11,726. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $446 for dividends and $1,251 for capital gains distributions. The figures in the table do not include the effect of the fund's 1.0% short-term trading fee applicable to shares held less than 90 days.

         FIDELITY JAPAN FUND: During the period from September 15, 1992 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Japan Fund would have grown to $11,449, including the effect of the fund's 3% sales charge.


                FIDELITY JAPAN FUND                                                                     INDICES
                   Value of        Value of            Value of
Year               Initial         Reinvested          Reinvested
Ended              $10,000         Dividend            Capital Gain     Total                                         Cost of
October 31         Investment      Distributions       Distributions    Value              S&P 500        DJIA        Living**
----------         ----------      -------------       -------------    -----              -------        ----        ------
1997                  $10,767              $9                $673          $11,449           $24,752        $25,344   $11,437
1996                  $11,330              $0                $708          $12,039           $18,736        $20,158   $11,203
1995                  $11,718              $0                $732          $12,450           $15,098        $15,560   $10,878
1994                  $13,842              $0                $461          $14,303           $11,941        $12,472   $10,580
1993                  $12,950              $0                  $0          $12,950           $11,496        $11,431   $10,311
1992*                  $9,545              $0                  $0           $9,545           $10,001         $9,733   $10,035

*        From September 15, 1992 (commencement of operations).

**       From month-end closest to initial investment date.

                                      50D

         Explanatory Notes: With an initial investment of $10,000 in Fidelity Japan Fund on September 15, 1992, assuming the 3% sales charge had been in effect, the net amount investment in fund shares was $9,700. The cost of initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $10,749. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $10 for dividends and $728 for capital gains distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.

         FIDELITY LATIN AMERICA FUND: During the period from April 19, 1993 (commencement of operations) to October 31, 1997, a hypothetical $10,000 investment in Fidelity Latin America Fund would have grown to $15,606, including the effect of the fund's 3% sales charge.

                FIDELITY LATIN AMERICA FUND                                                           INDICES
                   Value of      Value of          Value of
Year               Initial       Reinvested        Reinvested
Ended              $10,000       Dividend          Capital Gain     Total                                             Cost of
October 31         Investment    Distributions     Distributions    Value                S&P 500       DJIA            Living**
----------         ----------    -------------     -------------    -----                -------       ----            ------
1997                  $15,045           $511              $50         $15,606             $22,848       $23,893        $11,222
1996                  $12,212           $190              $41         $12,443             $17,295       $19,004        $10,993
1995                   $9,458            $31              $32          $9,521             $13,937       $14,670        $10,674
1994                  $15,724            $53              $53         $15,830             $11,022       $11,758        $10,382
1993*                 $12,882             $0               $0         $12,882             $10,612       $10,776        $10,118

*        From April 19, 1993 (commencement of operations).

**       From month-end closest to initial investment date.

         Explanatory Notes: With an initial investment of $10,000 in Fidelity Latin America Fund on April 19, 1993, assuming the 3% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time the were reinvested), amounted to $10,442. If distributions had not bee reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $388 for dividends and $49 for capital gains distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.


                                      50E

            ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

   Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive Class A's and Class T's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive Class A's and Class T's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:

   CLASS A SHARES ONLY

   1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);

   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) and accounts managed by third parties do not qualify for this waiver;

   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;

   4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) do not qualify for this waiver;

   5. to shares purchased for (i) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) having $25 million or more in plan assets or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares; or

   6. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class A Fidelity Advisor Municipal Bond Fund, Class A Fidelity Advisor California Municipal Income Fund, or Class A Fidelity Advisor New York Municipal Income Fund accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.

   CLASS T SHARES ONLY

   1. to shares purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA);

                                       50F

   2. to shares purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;

   3. to shares purchased by a broker-dealer for a managed account that is charged an asset-based fee;

   4. to shares purchased by a registered investment adviser that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;

   5. to shares purchased for an employee benefit plan (as defined by ERISA (except SIMPLE IRA, SEP, and SARSEP plans and plans covering self-employed individuals and their employees (formerly, Keough/H.R. 10 plans), but including 403(b) programs));

   6. to shares purchased for a Fidelity or Fidelity Advisor account (including purchases by exchange) with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA) that are invested in Fidelity Advisor or Fidelity funds or (ii) an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);

   7. to shares purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;

   8. to shares purchased with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end or contingent deferred sales charge;



                                       50G

   9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;

   10. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;

   11. to shares purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;

   12. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);

   13. to shares purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or

   14. to shares purchased prior to December 31, 1998 by shareholders who have closed their Class T Fidelity Advisor Municipal Bond Fund, Class T Fidelity Advisor California Municipal Income Fund, or Class T Fidelity Advisor New York Municipal Income Fund accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.

   CLASS B AND CLASS C SHARES ONLY

   The contingent deferred sales charge (CDSC) on Class B and Class C shares may be waived (1) in the case of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability; (2) in connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 70 1/2 which are permitted without penalty pursuant to the Internal Revenue Code; (3) in connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or (4) (APPLICABLE TO CLASS C ONLY) in connection with any redemptions from an employee benefit plan (including 403(b) programs, but otherwise as defined by ERISA).

   A sales load waiver form must accompany each transaction available for each class.

   INSTITUTIONAL CLASS SHARES ONLY

   Institutional Class shares are offered to:

   1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans (including 403(b) programs, but otherwise as defined by ERISA) must have at least $50 million in plan assets;

   2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business and the program (i) charges an asset-based fee, and
(ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;

   3. Trust institution and bank trust department  managed account programs that
(i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;

   4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and

   5. Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, or persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.

   For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds.

   FOR CLASS A AND CLASS T SHARES ONLY

FINDER'S FEE. On eligible purchases of (i) Class A shares in amounts of $1 million or more that qualify for a Class A load waiver, (ii) Class A shares in amounts of $25 million or more, or (iii) Class T shares in amounts of $1 million or more, investment professionals will be compensated with a fee at the rate of 0.25% of the purchase amount. Except as provided below, Class A eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $25 million or more; an individual trade of $1 million or



                                       51A
more that is load waived; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $25 million; a load waived trade that brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $25 million or more; a load waived trade for an investor with an accumulated account value of $1 million or more; an incremental trade toward an investor's $25 million "Letter of Intent"; and an incremental load waived trade toward an investor's $1 million "Letter of Intent." Except as provided below, Class T eligible purchases are the following purchases made through broker-dealers and banks: an individual trade of $1 million or more; a trade which brings the value of the accumulated account(s) of an investor (including an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA)) past $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million "Letter of Intent."

   For the purpose of determining the availability of Class A or Class T finder's fees, purchases of Class A or Class T shares made with the proceeds from the redemption of shares of any Fidelity fund will not be considered "eligible purchases."

   Any assets on which a finder's fee has been paid will bear a contingent deferred sales charge (Class A or Class T CDSC) if they do not remain in Class A or Class T shares of the Fidelity Advisor FundsSM, or Daily Money Class shares of Treasury Fund, Prime Fund or Tax-Exempt Fund, for a period of at least one uninterrupted year. The Class A or Class T CDSC will be 0.25% of the lesser of the cost of the Class A or Class T shares, as applicable, at the initial date of purchase or the value of the Class A or Class T shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A and Class T shares acquired through distributions (dividends or capital gains) will not be subject to a Class A or Class T CDSC. In determining the applicability and rate of any Class A or Class T CDSC at redemption, Class A or Class T shares representing reinvested dividends and capital gains, if any, will be redeemed first, followed by those Class A or Class T shares, as applicable, that have been held for the longest period of time.

   With respect to employee benefit plans (including 403(b) programs, but otherwise as defined in ERISA), the Class A or Class T CDSC does not apply to the following types of redemptions: (i) plan loans or distributions or (ii) exchanges to non-Advisor fund investment options. With respect to Individual Retirement Accounts, the Class A or Class T CDSC does not apply to redemptions made for disability, payment of death benefits, or required partial distributions starting at age 70 1/2.

   Investment professionals must notify FDC in advance of a purchase eligible for a finder's fee, and may be required to enter into an agreement with FDC in order to receive the finder's fee.

   CLASS A, CLASS T, CLASS B, AND CLASS C SHARES ONLY

   QUANTITY DISCOUNTS. To obtain a reduction of the front-end sales charge on Class A or Class T shares, you or your investment professional must notify Fidelity at the time of purchase whenever a quantity discount is applicable to your purchase. Upon such notification, you will receive the lowest applicable front-end sales charge.

   For purposes of qualifying for a reduction in front-end sales charges under the Combined Purchase, Rights of Accumulation or Letter of Intent programs, the following may qualify as an individual or a "company" as defined in Section 2(a)(8) of the 1940 Act: an individual, spouse, and their children under age 21 purchasing for his, her, or their own account; a trustee, administrator or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or a parent-subsidiary group of "employee benefits plans" (as defined in Section 3(3) of ERISA); and tax-exempt organizations as defined under
Section 501(c)(3) of the Internal Revenue Code.

   RIGHTS OF ACCUMULATION permit reduced front-end sales charges on any future purchases of Class A or Class T shares after you have reached a new breakpoint in a fund's sales charge schedule. The value of currently held (i) Fidelity Advisor fund Class A, Class T, Class B and Class C shares, (ii) Advisor B Class and C Class shares of Treasury Fund and (iii) Daily Money Class shares of Treasury Fund, Prime Fund, and Tax-Exempt Fund acquired by exchange from any Fidelity Advisor fund, is determined at the current day's NAV at the close of business, and is added to the amount of your new purchase valued at the current offering price to determine your reduced front-end sales charge.

   LETTER OF INTENT. You may obtain Class A or Class T shares at the same reduced front-end sales charge by filing a non-binding Letter of Intent (Letter) within 90 days of the start of Class A or Class T purchases. Each Class A or Class T investment you make after signing the Letter will be entitled to the front-end sales charge applicable to the total investment indicated in the Letter. For example, a $2,500 purchase of Class A or Class T shares toward a $50,000 Letter would receive the same reduced sales charge as if the $50,000 had been invested at one time. Purchases of Class B and Class C shares during the 13-month period also will count toward the completion of the Letter. To ensure


                                       52A
that you receive a reduced front-end sales charge on future purchases, you or your investment professional must inform Fidelity that the Letter is in effect each time Class A or Class T shares are purchased. Reinvested income and capital gain distributions do not count toward the completion of the Letter.

   Your initial investment must be at least 5% of the total amount you plan to invest. Out of the initial purchase Class A or Class T shares equal to 5% of the dollar amount specified in the Letter will be registered in your name and held in escrow. The Class A or Class T shares held in escrow cannot be redeemed or exchanged until the Letter is satisfied or the additional sales charges have been paid. You will earn income dividends and capital gain distributions on escrowed Class A or Class T shares. The escrow will be released when your purchase of the total amount has been completed. You are not obligated to complete the Letter.

   If you purchase more than the amount specified in the Letter and qualify for a future front-end sales charge reduction, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months. Surplus funds will be applied to the purchase of additional Class A or Class T shares at the then-current offering price applicable to the total purchase.

   If you do not complete your purchase under the Letter within the 13-month period, 30 days' written notice will be provided for you to pay the increased front-end sales charges due. Otherwise, sufficient escrowed Class A or Class T shares will be redeemed to pay such charges.

   FIDELITY ADVISOR SYSTEMATIC INVESTMENT PROGRAM You can make regular investments in Class A, Class T, Class B, Class C or Institutional Class shares of the funds monthly, bimonthly, quarterly, or semi-annually with the Systematic Investment Program by completing the appropriate section of the account application and attaching a voided personal check with your bank's magnetic ink coding number across the front. If your bank account is jointly owned, be sure that all owners sign.

   You may cancel your participation in the Systematic Investment Program at any time without payment of a cancellation fee. You will receive a confirmation from the transfer agent for every transaction, and a debit entry will appear on your bank statement.

   FIDELITY ADVISOR SYSTEMATIC WITHDRAWAL PROGRAM. If you own Class A, Class T, or Institutional Class shares worth $10,000 or more, you can have monthly, quarterly or semi-annual checks sent from your account to you, to a person named by you, or to your bank checking account. If you own Class B or Class B shares worth $10,000 or more you can have monthly or quarterly checks sent from your account to you, to a person named by you, or to your bank checking account. Aggregate redemptions per 12-month period from your Class B or Class C account may not exceed 10% of the value of the account and are not subject to a CDSC; and you may set your withdrawal amount as a percentage of the value of your account or a fixed dollar amount. Your Systematic Withdrawal Program payments are drawn from Class A, Class T, Class B, Class C, or Institutional Class share redemptions, as applicable. If Systematic Withdrawal Plan redemptions exceed income dividends earned on your shares, your account eventually may be exhausted.

   ALL CLASSES

   Each fund is open for  business  and each  class's  net asset value per share
(NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.

   FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.

   If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

   Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.


                                       53A

   In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                             DISTRIBUTIONS AND TAXES

   DIVIDENDS. A portion of each of Dividend Growth, Retirement Growth and Asset Allocation's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because Diversified International, Europe Capital Appreciation, Japan, Latin America, and Global Equity invest significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If a fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

   CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.

   FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.

   TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

   Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.

   If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.

   OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.


                                       FMR

   All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company.


                                       54A

Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.

   Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.


                              TRUSTEES AND OFFICERS

   The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

   *EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Vice President of certain Equity Funds, is Mr. Johnson's daughter.

   J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

   RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

   PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

   ROBERT M. GATES (55),  Trustee (1997), is a consultant,  author, and lecturer
(1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

   E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.



                                       55A

   DONALD J. KIRK (66), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

   *PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

   WILLIAM O. McCOY (65), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill,
1988).

   GERALD  C.  McDONOUGH  (69),  Trustee  and  Chairman  of  the  non-interested
Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

   MARVIN L. MANN (65), Trustee (1993), is Chairman of the Board of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp. (imaging and information storage, 1997).

   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

   THOMAS R. WILLIAMS (70), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).

   ABIGAIL P. JOHNSON (36), is Vice President of certain Equity Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

   ROBERT A. LAWRENCE (46), is Vice President of certain Equity Funds (1997), Vice President of Fidelity Real Estate High Income Fund (1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).

   RICHARD A. SPILLANE, JR. (47), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.

   CHARLES  MANGUM  (34),  is Vice  President  of Advisor  Dividend  Growth Fund
(1998). Prior to his current responsibilities, Mr. Mangum managed a number of Fidelity funds.

   J. FERGUS SHIEL (41),  is Vice  President of Advisor  Retirement  Growth Fund
(1998). Prior to his current responsibilities, Mr. Shiel managed a number of Fidelity funds.

   RICHARD C. HABERMANN (58), is Vice President of Advisor Asset Allocation Fund
(1998)  and  Advisor   Global   Equity  Fund   (1998).   Prior  to  his  current
responsibilities, Mr. Habermann managed a number of Fidelity funds.

   GREGORY FRASER (38), is Vice President of Advisor Diversified International Fund (1998). Prior to his current responsibilities, Mr. Fraser managed a number of Fidelity funds.

   KEVIN McCAREY (38), is Vice President of Advisor Europe Capital Appreciation Fund (1998). Prior to his current responsibilities, Mr. McCarey managed a number of Fidelity funds.

   PATRICIA  SATTERTHWAITE (39), is Vice President of Advisor Latin America Fund
(1998). Prior to her current responsibilities, Ms. Satterthwaite managed a number of Fidelity funds.

   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

   JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR.

                                       56A

   LEONARD M. RUSH (52),  Assistant  Treasurer  (1994),  is an  employee  of FMR
(1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ending in 1999, or calendar year ended December 31, 1997, as applicable.


                               COMPENSATION TABLE

        AGGREGATE             J. Gary          Ralph F.         Phyllis Burke        Robert M.          Edward C.         E. Bradley
   COMPENSATION FROM A        BURKHEAD**         COX               DAVIS             GATES***          JOHNSON 3D**          JONES
           FUND

  Dividend Growth B,+           $ 0              $ 46               $ 45               $ 45              $ 0               $ 46
  Retirement Growth B,+         $ 0              $ 17               $ 17               $ 16              $ 0               $ 17
  Asset Allocation B,+          $ 0              $ 8                $ 8                $ 8               $ 0               $ 8
  Diversified                   $ 0              $ 8                $ 8                $ 8               $ 0               $ 8
  International B,++
  Europe Capital                $ 0              $ 4                $ 4                $ 4               $ 0               $ 4
  Appreciation B,++
  Japan B,++                    $ 0              $ 0                $ 0                $ 0               $ 0               $ 0
  Latin America B,++            $ 0              $ 0                $ 0                $ 0               $ 0               $ 0
  Global Equity B, ++           $ 0              $ 8                $ 8                $ 8               $ 0               $ 8
  TOTAL COMPENSATION            $ 0              $ 214,500          $ 210,000          $ 176,000         $ 0               $ 211,500
  FROM THE FUND
  COMPLEX*, A


        AGGREGATE            Donald J.       Peter S.     William O.      Gerald C.      Marvin L.     Robert C.     Thomas R.
   COMPENSATION FROM A         KIRK          LYNCH **     MCCOY ****      MCDONOUGH       MANN         POZEN **      WILLIAMS
          FUND                 ----          ------       ------          ---------       ----         ------        --------
  Dividend Growth B,+          $ 46           $ 0           $ 46            $ 57           $ 46          $ 0           $ 46
  Retirement Growth B,+        $ 17           $ 0           $ 17            $ 21           $ 17          $ 0           $ 17
  Asset Allocation B,+         $ 8            $ 0           $ 8             $ 10           $ 8           $ 0           $ 8
  Diversified                  $ 8            $ 0           $ 8             $ 10           $ 8           $ 0           $ 8
  International B,++
  Europe Capital               $ 4            $ 0           $ 4             $ 5            $ 4           $ 0           $ 4
  Appreciation B,++
  Japan B,++                   $ 0            $ 0           $ 0             $ 0            $ 0           $ 0           $ 0
  Latin America B,++           $ 0            $ 0           $ 0             $ 0            $ 0           $ 0           $ 0
  Global Equity B, ++          $ 8            $ 0           $ 8             $ 10           $ 8           $ 0           $ 8
  TOTAL COMPENSATION           $ 211,500      $ 0           $ 214,500       $ 264,500      $ 214,500     $ 0           $ 214,500
  FROM THE FUND
  COMPLEX*, A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.

**   Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.

*** Mr. Gates was elected to the Board of Trustees of Advisor Series I and Advisor Series VIII on July 16, 1997 and June 18, 1997, respectively.

**** Mr.  McCoy was  elected to the Board of  Trustees  of Advisor  Series I and
     Advisor Series VIII on July 16, 1997 and June 18, 1997, respectively.

+ Figures presented are estimated for the fund's first fiscal year ending October 31, 1999.

++ Figures presented are estimated for the fund's first fiscal year ending November 30, 1999.


                                       57A

 A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.

B    Compensation figures include cash.

   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   As of the public offering of shares of each fund, 100% of each class's total outstanding shares was held by FMR. FMR Corp. is the ultimate parent company of FMR. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares.


                              MANAGEMENT CONTRACTS

   Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

   MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

   In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.

   MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

   MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.


                                       58A


                         GROUP FEE RATE SCHEDULE                                      EFFECTIVE ANNUAL FEE RATES


             AVERAGE GROUP                          ANNUALIZED                GROUP NET                EFFECTIVE ANNUAL FEE
                ASSETS                                  RATE                  ASSETS                            RATE
                ------                                  ----                  ------                            ----
               0 - $3 billion                         .5200%                   $   0.5 billion                 .5200%
               3 - 6                                  .4900                       25                           .4238
               6 - 9                                  .4600                       50                           .3823
               9 - 12                                 .4300                       75                           .3626
              12 - 15                                 .4000                      100                           .3512
              15 - 18                                 .3850                      125                           .3430
              18 - 21                                 .3700                      150                           .3371
              21 - 24                                 .3600                      175                           .3325
              24 - 30                                 .3500                      200                           .3284
              30 - 36                                 .3450                      225                           .3249
              36 - 42                                 .3400                      250                           .3219
              42 - 48                                 .3350                      275                           .3190
              48 - 66                                 .3250                      300                           .3163
              66 - 84                                 .3200                      325                           .3137
              84 - 102                                .3150                      350                           .3113
             102 - 138                                .3100                      375                           .3090
             138 - 174                                .3050                      400                           .3067
             174 - 210                                .3000                      425                           .3046
             210 - 246                                .2950                      450                           .3024
             246 - 282                                .2900                      475                           .3003
             282 - 318                                .2850                      500                           .2982
             318 - 354                                .2800                      525                           .2962
             354 - 390                                .2750                      550                           .2942
             390 - 426                                .2700
             426 - 462                                .2650
             462 - 498                                .2600
             498 - 534                                .2550
        Over 534                                      .2500


   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $618 billion of group net assets - the approximate level for August 1998 - was 0.2892%, which is the weighted average of the respective fee rates for each level of group net assets up to $618 billion.

   Each fund's individual fund fee rate is set forth in the following chart. Based on the average group net assets of the funds advised by FMR for August 1998, each fund's annual management fee rate would be calculated as follows:


                                         GROUP FEE RATE                 INDIVIDUAL FUND FEE RATE                 MANAGEMENT FEE RATE

Dividend Growth                          0.2892%          +                      0.30%            =                    0.5892%
Retirement Growth                        0.2892%          +                      0.30%            =                    0.5892%
Asset Allocation                         0.2892%          +                      0.30%            =                    0.5892%
Diversified International                0.2892%          +                      0.45%            =                    0.7392%
Europe Capital Appreciation              0.2892%          +                      0.45%            =                    0.7392%
Japan                                    0.2892%          +                      0.45%            =                    0.7392%
Latin America                            0.2892%          +                      0.45%            =                    0.7392%
Global Equity                            0.2892%          +                      0.45%            =                    0.7392%



                                       59A

   One-twelfth of this annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

   FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

   Expense reimbursements by FMR will increase a class's total returns, and repayment of the reimbursement by a class will lower its total returns.

   Effective December 14, 1998, FMR voluntarily agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of Dividend Growth, Retirement Growth, and Asset Allocation if and to the extent that their aggregate operating expenses, including management fees, were in excess of an annual rate of 1.75%, 2.00%, 2.50%, 2.50%, and 1.50%, respectively, of their average net assets. Effective December 14, 1998, FMR voluntarily agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of Diversified International, Europe Capital Appreciation, Japan, Latin America, and Global Equity if and to the extent that their aggregate operating expenses, including management fees, were in excess of an annual rate of 2.00%, 2.25%, 2.75%, 2.75%, and 1.75%, respectively, of their average net assets.

   SUB-ADVISERS. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of Diversified International, Europe Capital Appreciation, Japan, Latin America, and Global Equity, FMR also has entered into a sub-advisory agreement with FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Diversified International, Japan, and Global Equity, FMR also has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.

   On behalf of each fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.

   Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.

   FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.

   Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:

           o FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

           o FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.

           o FIIA pays  FIIA(U.K.)L a fee equal to 110% of  FIIA(U.K.)L's  costs
             incurred  in  connection  with  providing   investment  advice  and
             research services.

   For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

           o FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.

           o FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.


   Currently, FIJ is primarily responsible for choosing investments for Japan Fund.


                                       60A

                         DISTRIBUTION AND SERVICE PLANS

   The Trustees have approved Distribution and Service Plans on behalf of Class A, Class T, Class B, Class C and Institutional Class shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Class A, Class T, Class B, Class C and Institutional Class shares of each fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

   Pursuant to each Class A, Class T, Class B, and Class C Plan, FDC is paid a monthly distribution fee at an annual rate of up to 0.75% of the class's average net assets for each fund. For the purpose of calculating the distribution fees, average net assets are determined at the close of business on each day throughout the month. Currently, the Trustees have approved a distribution fee for Class A of each fund at an annual rate of 0.25% of its average net assets; a distribution fee for Class T of each fund at an annual rate of 0.50% of its average net assets; a distribution fee for Class B of each fund at an annual rate of 0.75% of its average net assets; and a distribution fee for Class C of each fund at an annual rate of 0.75% of its average net assets. The fee rates for Class A and Class T may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the applicable class to do so. Class B and Class C of each fund also pay investment professionals a service fee at an annual rate of 0.25% of Class B's or Class C's average daily net assets determined at the close of business on each day throughout the month for personal service and/or the maintenance of shareholder accounts.

   Currently, up to the full amount of distribution fees paid by Class A and Class T may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.

   Currently, the full amount of distribution fees paid by Class B is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.

   Currently, and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, up to the full amount of distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan (including 403(b) programs, but otherwise as defined in ERISA) or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of distribution fees and service fees paid by such Class C shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.

   Under each Institutional Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Institutional Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Institutional Class shares. In addition, each Institutional Class Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of Institutional Class shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Institutional Class shares.

   Under each Class A, Class T, Class B, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class A, Class T, Class B, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits, or its other resources, to pay FDC for expenses incurred in connection with the distribution of the applicable class's shares, including payments made to third parties that engage in the sale of the applicable class's shares or to third parties, including banks, that provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Class A, Class T, Class B, and Class C shares.

   Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of each


                                       61A
fund and its shareholders. In particular, the Trustees noted that each Institutional Class Plan does not authorize payments by Institutional Class of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares of the applicable class, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

   Each Class A, Class T, Class B, and Class C Plan does not provide for specific payments by the applicable class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

   The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

   Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.


                          CONTRACTS WITH FMR AFFILIATES

   Each class of each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each class of each fund.

   For providing transfer agency services, FIIOC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.

   The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.

   FIIOC also collects small account fees from certain accounts with balances of less than $2,500.

   FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

   Each fund has entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

   For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% (for equity funds) or 0.0750% (for international funds) of the first $500 million of average net assets and 0.0300% (for equity funds) or 0.0375% (for international funds) of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.

   For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

   Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution


                                       62A
agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.


                            DESCRIPTION OF THE TRUSTS

   TRUSTS' ORGANIZATION. Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Retirement Growth Fund, and Fidelity Advisor Asset Allocation Fund are funds of Fidelity Advisor Series I, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated June 24, 1983, as amended and restated October 26, 1984. On January 29, 1992, the name of the trust was changed from Equity Portfolio Growth to Fidelity Broad Street Trust by an amendment to the Declaration of Trust. On April 15, 1993, the name of the trust was changed again from Fidelity Broad Street Trust to Fidelity Advisor Series I by an amendment to the Declaration of Trust. Currently there are 11 funds of the trust: Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Retirement Growth Fund, Fidelity Advisor Asset Allocation Fund, Fidelity Advisor Small Cap Fund, Fidelity Advisor Equity Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor TechnoQuant Growth Fund.

   Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, and Fidelity Advisor Global Equity Fund are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated October 1, 1986. On April 15, 1993, the name of the trust was changed from Fidelity Special Situations Fund to Fidelity Advisor Series VIII. Currently there are eight funds of the trust: Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor International Capital Appreciation Fund, and Fidelity Advisor Overseas Fund.

   The Declarations of Trust permit the Trustees to create additional funds.

   In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.

   The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.

   SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

   Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

   VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive rights, and Class A, Class T, Class C,


                                       63A
and Institutional Class shares have no conversion rights; the voting and dividend rights, the conversion rights of Class B shares, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust, a fund, or a class of a fund may, as set forth in the Declarations of Trust, call meetings of a trust, fund, or class, as applicable, for any purpose related to the trust, fund, or class, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, each trust and fund will continue indefinitely. Each fund may invest all of its assets in another investment company.

   CUSTODIAN. _______ is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian.

   FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

   AUDITOR. _______ serves as the funds' independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.


                                    APPENDIX

   The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

   DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS

   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.

   AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



                                       64A

   B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   CA - Bonds that are rated Ca represent obligations which are speculative in a
high   degree.   Such  issues  are  often  in  default  or  have  other   marked
short-comings.

   C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS

   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

   AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

   A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

   CI - The rating CI is reserved for income bonds on which no interest is being paid.

   D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Fidelity is a registered trademark of FMR Corp. Fidelity Advisor Funds is a servicemark of FMR Corp.

   The third party marks appearing above are the marks of their respective owners.



                                       65A

                                                     FIDELITY ADVISOR SERIES I


                            PART C. OTHER INFORMATION


Item 24.    FINANCIAL STATEMENTS AND EXHIBITS


   (a)      Not applicable.

   (b)      Exhibits:

      (1)   (a)   Amended and Restated  Declaration of Trust,  dated October
                  26, 1984, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 31.

            (b) Supplement to the Declaration of Trust, dated February 10, 1987, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 31.

            (c) Supplement to the Declaration of Trust, dated November 26, 1990, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 31.

            (d) Supplement to the Declaration of Trust, dated December 20, 1991, is incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 31.

            (e)   Amendment to the  Declaration of Trust,  dated May 3, 1993, is
                  incorporated   herein  by   reference   to  Exhibit   1(f)  of
                  Post-Effective Amendment No. 31.

            (f) Supplement to the Declaration of Trust, dated August 25, 1997, is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 41.

      (2)         By-Laws of the Trust are  incorporated  herein by reference to
                  Exhibit 2 of Post-Effective Amendment No. 41.

      (3)         Not applicable.

      (4)         Not applicable.

      (5)   (a)   Management Contract between Fidelity Advisor Equity Growth
                  Fund  and  Fidelity  Management  &  Research  Company,   dated
                  September  1, 1997,  is  incorporated  herein by  reference to
                  Exhibit 5(a) of Post-Effective Amendment No. 41.

            (b) Management Contract between Fidelity Advisor Mid Cap Fund and Fidelity Management & Research Company, dated January 18, 1996, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 32.

            (c) Management Contract between Fidelity Advisor Large Cap Fund and Fidelity Management & Research Company, dated January 18, 1996, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 32.

            (d) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Equity Growth Fund, and Fidelity Management & Research (U.K.) Inc., dated September 1, 1997, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 41.

            (e) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Equity Growth Fund, and Fidelity Management & Research (Far East) Inc., dated September 1, 1997, is incorporated herein by reference to
                  Exhibit 5(e) of Post-Effective Amendment No. 41.

                                                       FIDELITY ADVISOR SERIES I

            (f) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Mid Cap Fund, and Fidelity Management & Research (U.K.) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.

            (g) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Mid Cap Fund, and Fidelity Management & Research (Far East) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 32.

            (h) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Large Cap Fund, and Fidelity Management & Research (U.K.) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.

            (i) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Large Cap Fund, and Fidelity Management & Research (Far East) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 32.

            (j) Management Contract between Fidelity Advisor Growth & Income Fund and Fidelity Management & Research Company, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(j) of Post-Effective Amendment No. 38.

            (k) Management Contract between Fidelity Advisor TechnoQuant Growth Fund and Fidelity Management & Research Company, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(k) of Post-Effective Amendment No. 38.

            (l) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth & Income Fund, and Fidelity Management & Research (U.K.) Inc., dated December 1, 1996, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 38.

            (m) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth & Income Fund, and Fidelity Management & Research (Far East) Inc., dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(m) of Post-Effective Amendment No. 38.

            (n) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Management & Research (U.K.) Inc., dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(n) of Post-Effective Amendment No. 38.

            (o) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Management & Research (Far East) Inc., dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(o) of Post-Effective Amendment No. 38.

            (p) Management Contract between Fidelity Advisor Growth Opportunities Fund and Fidelity Management & Research Company, dated February 28, 1998, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 43.

            (q) Management Contract between Fidelity Advisor Strategic Opportunities Fund and Fidelity Management & Research Company, dated February 28, 1998, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 43.

            (r) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth Opportunities

                                                       FIDELITY ADVISOR SERIES I

                  Fund, and Fidelity Management & Research (U.K.) Inc., dated February 28, 1998, is incorporated herein by reference to
                  Exhibit 5(r) of Post-Effective Amendment No. 43.

            (s) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Opportunities Fund, and Fidelity Management & Research (U.K.) Inc., dated February 28, 1998, is incorporated herein by reference to
                  Exhibit 5(s) of Post-Effective Amendment No. 43.

            (t) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth Opportunities Fund, and Fidelity Management & Research (Far East) Inc., dated February 28, 1998, is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 43.

            (u) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Opportunities Fund, and Fidelity Management & Research (Far East) Inc., dated February 28, 1998, is incorporated herein by reference to Exhibit 5(u) of Post-Effective Amendment No. 43.

            (v) Management Contract between Fidelity Advisor Small Cap Fund and Fidelity Management & Research Company, dated July 16, 1998, is incorporated herein by reference to Exhibit 5(v) of Post-Effective Amendment No. 45.

            (w) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Small Cap Fund, and
                  Fidelity Management & Research (U.K.) Inc., dated July 16, 1998, is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 45.

            (x) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Small Cap Fund, and Fidelity Management & Research (Far East) Inc., dated July 16, 1998, is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 45.

            (y) Form of Management Contract between Fidelity Advisor Dividend Growth Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(y).

            (z) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Dividend Growth Fund, and Fidelity Management & Research (U.K.) Inc.
                  is filed herein as Exhibit 5(z).

            (aa) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Dividend Growth Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(aa).

            (bb)  Form  of  Management   Contract   between   Fidelity   Advisor
                  Retirement Growth Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(bb).

            (cc) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Retirement Growth Fund, and Fidelity Management & Research (U.K.) Inc. is filed herein as Exhibit 5(cc).

            (dd) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Retirement Growth Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(dd).

            (ee) Form of Management Contract between Fidelity Advisor Asset Allocation Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(ee).

                                                       FIDELITY ADVISOR SERIES I


            (ff) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Asset Allocation Fund, and Fidelity Management & Research (U.K.) Inc. is filed herein as Exhibit 5(ff).

            (gg) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Asset Allocation Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(gg).

     (6)    (a)   General Distribution Agreement between Fidelity Advisor Equity
                  Portfolio  Growth  (currently known as Fidelity Advisor Equity
                  Growth  Fund) and  Fidelity  Distributors  Corporation,  dated
                  April 1, 1987, is incorporated  herein by reference to Exhibit
                  6(a) of Post-Effective Amendment No. 29.

            (b) Amendment to the General Distribution Agreement for Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), dated January 1, 1988, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 29.

            (c) General Distribution Agreement between Fidelity Advisor Mid Cap Fund and Fidelity Distributors Corporation, dated January 18, 1996, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.

            (d) General Distribution Agreement between Fidelity Advisor Large Cap Fund and Fidelity Distributors Corporation, dated January 18, 1996, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 32.

            (e) Amendments to the General Distribution Agreement between Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

            (f) General Distribution Agreement between Fidelity Advisor Growth & Income Fund and Fidelity Distributors Corporation, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 6(h) of Post-Effective Amendment No. 38.

            (g) General Distribution Agreement between Fidelity Advisor TechnoQuant Growth Fund and Fidelity Distributors Corporation, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 6(i) of Post-Effective Amendment No. 38.

            (h) General Distribution Agreement between Fidelity Advisor Growth Opportunities Fund and Fidelity Distributors Corporation, dated February 28, 1998, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 43.

            (i) General Distribution Agreement between Fidelity Advisor Strategic Opportunities Fund and Fidelity Distributors Corporation, dated February 28, 1998, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 43.

            (j) General Distribution Agreement between Fidelity Advisor Small Cap Fund and Fidelity Distributors Corporation, dated July 16, 1998, is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 45.

            (k)   Form  of  General  Distribution   Agreement  between  Fidelity
                  Advisor   Dividend  Growth  Fund  and  Fidelity   Distributors
                  Corporation is filed herein as Exhibit 6(k).

            (l)   Form  of  General  Distribution   Agreement  between  Fidelity
                  Advisor Retirement Growth Fund and Fidelity Distributors Corporation is filed herein as Exhibit 6(l).

                                                       FIDELITY ADVISOR SERIES I

            (m)   Form  of  General  Distribution   Agreement  between  Fidelity
                  Advisor  Asset  Allocation  Fund  and  Fidelity   Distributors
                  Corporation is filed herein as Exhibit 6(m).

            (n)   Form of Bank Agency  Agreement (most recently revised January,
                  1997) is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 43.

            (o) Form of Selling Dealer Agreement (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 43.

            (p) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 43.

     (7)    (a)   Retirement Plan for Non-Interested Person Trustees,  Directors
                  or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity
                  Select Portfolio's (File No. 2-69972) Post-Effective Amendment
                  No. 54.

            (b) The Fee Deferral plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

     (8)   (a)    Custodian  Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan  Bank,  N.A. and Fidelity  Advisor
                  Series I on behalf of Fidelity Advisor Equity Growth Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity
                  Investment Trust's  Post-Effective  Amendment No. 59 (File No.
                  2-90649).

            (b) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).

            (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).

            (d) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Mid Cap Fund and Fidelity Advisor Large Cap Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).

            (e) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Mid Cap Fund and Fidelity Advisor Large Cap Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).

            (f) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Mid Cap Fund and Fidelity Advisor Large Cap Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).

            (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolio's (File No. 2-74808) Post-Effective Amendment No. 31.
5

                                                       FIDELITY ADVISOR SERIES I


            (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios'(File No. 2-74808) Post-Effective Amendment No. 31.

            (k) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (m) Forms of Custodian Agreement, Appendix B, and Appendix C between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund and Fidelity Advisor Growth & Income Fund are incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 43.

            (n) Forms of Custodian Agreement, Appendix B, and Appendix C between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 43.

            (o)   Forms   of   Fidelity  Group  Repo  Custodian   Agreement  and
                  Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 43.

            (p)   Forms   of   Fidelity  Group  Repo  Custodian   Agreement  and
                  Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 43.

                                                       FIDELITY ADVISOR SERIES I

            (q) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(q) of Post-Effective Amendment No. 43.

            (r) Forms of Custodian Agreement, Appendix B, and Appendix C between State Street Bank and Trust Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Small Cap Fund are incorporated herein by reference to Exhibit 8(r) of Post-Effective Amendment No. 45.

     (9)          Not applicable.

     (10) Opinion and Consent of Counsel to be filed by subsequent amendment.

     (11)         Not applicable.

     (12)         Not applicable.

     (13)         Not applicable.

     (14)   (a)   Fidelity  Individual  Retirement  Account  Custodial Agreement
                  and  Disclosure   Statement,   as  currently  in  effect,   is
                  incorporated  herein by reference to Exhibit 14(a) of Fidelity
                  Union  Street  Trust's  (File  No.   2-50318)   Post-Effective
                  Amendment No. 87.

            (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

                                                       FIDELITY ADVISOR SERIES I


            (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

            (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

            (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (m) The CORPORATE plan for Retirement 100(SERVICEMARK) Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and
                  Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (q) Fidelity SIMPLE-IRA Plan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

     (15)  (a)    Distribution  and  Service  Plan  pursuant  to  Rule 12b-1 for
                  Fidelity  Advisor Equity Growth Fund:  Class T is incorporated
                  herein  by  reference  to  Exhibit  15(a)  of   Post-Effective
                  Amendment No. 41.

            (b)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity Advisor Equity Growth Fund (formerly known as Fidelity Advisor Equity Portfolio Growth): Institutional Class is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 38.

            (c)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity Advisor Mid Cap Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 38.

            (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mid Cap Fund: Class B is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 38.

                                                       FIDELITY ADVISOR SERIES I

            (e)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity  Advisor  Mid  Cap  Fund:   Institutional   Class  is
                  incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 38.

            (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 38.

            (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class B is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 38.

            (h)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity  Advisor  Large  Cap  Fund:  Institutional  Class  is
                  incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 38.

            (i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Equity Growth Fund: Class A is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 34.

            (j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mid Cap Fund: Class A is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 34.

            (k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class A is incorporated herein by reference to Exhibit 15(k) of Post-Effective Amendment No. 34.

            (l) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Equity Growth Fund: Class B is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 36.

            (m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class A is incorporated herein by reference to Exhibit 15(m) of Post-Effective Amendment No. 36.

            (n) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class T is incorporated herein by reference to Exhibit 15(n) of Post-Effective Amendment No. 36.

            (o) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class B is incorporated herein by reference to Exhibit 15(o) of Post-Effective Amendment No. 36.

            (p) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Institutional Class is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 38.

            (q) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class A is
                  incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 36.

            (r) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class T is
                  incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 36.

                                                       FIDELITY ADVISOR SERIES I

            (s) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class B is
                  incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 36.

            (t) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Institutional Class is incorporated herein by reference to Exhibit 15(t) of Post-Effective Amendment No. 38.

            (u) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Equity Growth Fund: Class C is incorporated herein by reference to Exhibit 15(u) of Post-Effective Amendment No. 41.

            (v) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mid Cap Fund: Class C is incorporated herein by reference to Exhibit 15(v) of Post-Effective Amendment No. 41.

            (w) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class C is incorporated herein by reference to Exhibit 15(w) of Post-Effective Amendment No. 41.

            (x) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class C is
                  incorporated herein by reference to Exhibit 15(x) of Post-Effective Amendment No. 41.

            (y) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class C is incorporated herein by reference to Exhibit 15(y) of Post-Effective Amendment No. 41.

            (z)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity  Advisor  Growth   Opportunities  Fund:  Class  A  is
                  incorporated herein by reference to Exhibit 15(z) of Post-Effective Amendment No. 43.

            (aa) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Opportunities Fund: Class T is incorporated herein by reference to Exhibit 15(aa) of Post-Effective Amendment No. 43.

            (bb)  Distribution  and  Service  Plan  pursuant  to  Rule 12b-1 for
                  Fidelity Advisor Growth Opportunities Fund: Class B is incorporated herein by reference to Exhibit 15(bb) of Post-Effective Amendment No. 43.

            (cc)  Distribution  and  Service  Plan  pursuant  to  Rule 12b-1 for
                  Fidelity Advisor Growth Opportunities Fund: Class C is incorporated herein by reference to Exhibit 15(cc) of Post-Effective Amendment No. 43.

            (dd) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Opportunities Fund: Institutional Class is incorporated herein by reference to Exhibit 15(dd) of Post-Effective Amendment No. 43.

            (ee) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class A is incorporated herein by reference to Exhibit 15(ee) of Post-Effective Amendment No. 43.

            (ff) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class T is incorporated herein by reference to Exhibit 15(ff) of Post-Effective Amendment No. 43.

                                                       FIDELITY ADVISOR SERIES I

            (gg) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class B is incorporated herein by reference to Exhibit 15(gg) of Post-Effective Amendment No. 43.

            (hh) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Institutional Class is incorporated herein by reference to Exhibit 15(hh) of Post-Effective Amendment No. 43.

            (ii) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class A is incorporated herein by reference to Exhibit 15(ii) of Post-Effective Amendment No. 45.

            (jj) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class T is incorporated herein by reference to Exhibit 15(jj) of Post-Effective Amendment No. 45.

            (kk) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class B is incorporated herein by reference to Exhibit 15(kk) of Post-Effective Amendment No. 45.

            (ll) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class C is incorporated herein by reference to Exhibit 15(ll) of Post-Effective Amendment No. 45.

            (mm) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Institutional Class is
                  incorporated herein by reference to Exhibit 15(mm) of Post-Effective Amendment No. 45.

            (nn) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class A is filed herein as Exhibit 15(nn).

            (oo) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class T is filed herein as Exhibit 15(oo).

            (pp) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class B is filed herein as Exhibit 15(pp).

            (qq) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class C is filed herein as Exhibit 15(qq).

            (rr) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Institutional Class is filed herein as Exhibit 15(rr).

            (ss) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Retirement Growth Fund: Class A is filed herein as Exhibit 15(ss).

            (tt)  Form  of  Distribution   and  Service  Plan  pursuant  to Rule
                  12b-1 for Fidelity Advisor Retirement Growth Fund: Class T is filed herein as Exhibit 15(tt).

            (uu)  Form  of  Distribution  and Service  Plan  pursuant  to   Rule
                  12b-1 for Fidelity Advisor Retirement Growth Fund: Class B is filed herein as Exhibit 15(uu).

            (vv) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Retirement Growth Fund: Class C is filed herein as Exhibit 15(vv).

            (ww)  Form  of  Distribution  and  Service  Plan  pursuant  to  Rule
                  12b-1   for   Fidelity   Advisor   Retirement   Growth   Fund:
                  Institutional Class is filed herein as Exhibit 15(ww).

                                                       FIDELITY ADVISOR SERIES I


            (xx) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Asset Allocation Fund: Class A is filed herein as Exhibit 15(xx).

            (yy) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Asset Allocation Fund: Class T is filed herein as Exhibit 15(yy).

            (zz) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Asset Allocation Fund: Class B is filed herein as Exhibit 15(zz).

            (aaa) Form  of  Distribution  and  Service  Plan  pursuant  to  Rule
                  12b-1 for Fidelity Advisor Asset Allocation Fund: Class C is filed herein as Exhibit 15(aaa).

            (bbb) Form  of  Distribution  and  Service  Plan  pursuant  to  Rule
                  12b-1   for   Fidelity    Advisor   Asset   Allocation   Fund:
                  Institutional Class is filed herein as Exhibit 15(bbb).

     (16)   (a)   Schedule  for  computation  of  cumulative  total  returns and average annual returns is incorporated herein by reference to 16(a) of Post-Effective Amendment No. 29.

            (b) Schedule for computation of adjusted net asset value and moving averages calculations incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 29.

     (17)         Not applicable.

     (18)   (a)   Multiple  Class  of  Shares  Plan  pursuant  to  Rule   18f-3,
                  dated March 19, 1998, is  incorporated  herein by reference to
                  Exhibit 18(a) of Post-Effective Amendment No. 45.

            (b) Schedule I, dated July 16, 1998, to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Strategic Opportunities Fund, Fidelity Advisor Growth Opportunities Fund, and Fidelity Advisor Small Cap Fund is filed herein as Exhibit 18(b).

            (c) Form of Schedule I to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Retirement Growth Fund, and Fidelity Advisor Asset Allocation Fund is filed herein as Exhibit 18(c).

Item 25.    PERSONS  CONTROLLED  BY  OR UNDER COMMON CONTROL WITH REGISTRANT

         The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

   Item 26.   NUMBER OF HOLDERS OF SECURITIES

              Title of Class:  Shares  of  Beneficial  Interest as of August 31,
                               1998


                              NAME OF SERIES                         NUMBER OF
                                                                  RECORD HOLDERS
              Fidelity Advisor Equity Growth Fund:  Class A            5,124
              Fidelity Advisor Equity Growth Fund:  Class T          124,357

                                                       FIDELITY ADVISOR SERIES I

              Fidelity Advisor Equity Growth Fund:  Class B           17,188
              Fidelity Advisor Equity Growth Fund:  Class C            2,113
              Fidelity Advisor Equity Growth Fund:                     3,893
              Institutional Class
              Fidelity Advisor Mid Cap Fund:  Class A                    929
              Fidelity Advisor Mid Cap Fund:  Class T                 22,757
              Fidelity Advisor Mid Cap Fund:  Class B                  6,153
              Fidelity Advisor Mid Cap Fund:  Class C                    884
              Fidelity  Advisor Mid Cap Fund: Institutional Class        538
              Fidelity Advisor Large Cap Fund:  Class A                  360
              Fidelity Advisor Large Cap Fund:  Class T                3,036
              Fidelity Advisor Large Cap Fund:  Class B                2,192
              Fidelity Advisor Large Cap Fund:  Class C                  201
              Fidelity Advisor Large Cap Fund:  Institutional Class       33
              Fidelity  Advisor Growth & Income Fund:  Class A         1,725
              Fidelity  Advisor Growth & Income Fund:  Class T        15,439
              Fidelity  Advisor Growth & Income Fund:  Class B         7,199
              Fidelity  Advisor Growth & Income Fund:  Class C         2,037
              Fidelity Advisor Growth  & Income Fund:
              Institutional Class                                        701
              Fidelity Advisor TechnoQuant Growth Fund: Class A          323
              Fidelity Advisor TechnoQuant Growth Fund: Class T        1,832
              Fidelity Advisor TechnoQuant Growth Fund: Class B          947
              Fidelity Advisor TechnoQuant Growth Fund: Class C           63
              Fidelity  Advisor   TechnoQuant  Growth  Fund:
              Institutional Class                                         13
              Fidelity   Advisor   Strategic   Opportunities
              Fund:  Initial Class                                       928
              Fidelity   Advisor   Strategic   Opportunities
              Fund   Class A                                             597
              Fidelity   Advisor   Strategic   Opportunities
              Fund:  Class T                                          22,211
              Fidelity   Advisor   Strategic   Opportunities
              Fund:   Class B                                          8,367
              Fidelity   Advisor   Strategic   Opportunities
              Fund: Institutional Class                                   86
              Fidelity  Advisor Growth  Opportunities  Fund:
              Class A                                                 22,110
              Fidelity  Advisor Growth  Opportunities  Fund:
              Class T                                                533,581
              Fidelity  Advisor Growth  Opportunities  Fund:
              Class B                                                 83,902
              Fidelity  Advisor Growth  Opportunities  Fund:
              Class C                                                 12,738
              Fidelity  Advisor Growth  Opportunities  Fund:
              Institutional Class                                      3,680
              Fidelity Advisor Small Cap Fund:  Class A                    0
              Fidelity Advisor Small Cap Fund:  Class T                    0
              Fidelity Advisor Small Cap Fund:  Class B                    0
              Fidelity Advisor Small Cap Fund:  Class C                    0
              Fidelity Advisor Small Cap Fund:  Institutional Class        0
              Fidelity  Advisor  Dividend Growth Fund: Class A             0
              Fidelity  Advisor  Dividend Growth Fund: Class T             0
              Fidelity  Advisor  Dividend Growth Fund: Class B             0
              Fidelity  Advisor  Dividend Growth Fund: Class C             0
              Fidelity   Advisor   Dividend   Growth   Fund:
              Institutional Class                                          0
              Fidelity Advisor Retirement Growth Fund: Class A             0
              Fidelity Advisor Retirement Growth Fund: Class T             0
              Fidelity Advisor Retirement Growth Fund: Class B             0
              Fidelity Advisor Retirement Growth Fund: Class C             0
              Fidelity Advisor Retirement Growth Fund: Institutional Class 0

                                                       FIDELITY ADVISOR SERIES I

              Fidelity  Advisor Asset Allocation Fund: Class A             0
              Fidelity  Advisor Asset Allocation Fund: Class T             0
              Fidelity  Advisor Asset Allocation Fund: Class B             0
              Fidelity  Advisor Asset Allocation Fund: Class C             0
              Fidelity  Advisor Asset Allocation Fund: Institutional Class 0

    Item 27.INDEMNIFICATION

          Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

          Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.

          Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

          (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or

          (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

          Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

                                                       FIDELITY ADVISOR SERIES I


          (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

          (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (1) FIDELITY  MANAGEMENT & RESEARCH  COMPANY  (FMR)
         82  Devonshire  Street,  Boston, MA 02109

     FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

     Edward C. Johnson 3d          Chairman  of  the  Board and Director of FMR;
                                   President and Chief Executive  Officer of FMR
                                   Corp.;  Chairman of the Board and Director of
                                   FMR   Corp.,   Fidelity   Investments   Money
                                   Management,  Inc. (FIMM), Fidelity Management
                                   &  Research  (U.K.)  Inc.  (FMR  U.K.),   and
                                   Fidelity  Management  &  Research  (Far East)
                                   Inc.   (FMR  Far  East);   Chairman   of  the
                                   Executive   Committee  of  FMR;  Director  of
                                   Fidelity  Investments  Japan  Limited  (FIJ);
                                   President and Trustee of funds advised by FMR.

     Robert C. Pozen               President  and  Director  of FMR; Senior Vice
                                   President and Trustee of funds advised by FMR; President and Director of FIMM, FMR
                                   U.K., and FMR Far East;  Previously,  General
                                   Counsel,  Managing Director,  and Senior Vice
                                   President of FMR Corp.

     Peter S. Lynch                Vice  Chairman  of  the Board and Director of
                                   FMR.

     John H. Carlson               Vice President of FMR and of funds advised by
                                   FMR.

     Dwight D. Churchill           Senior  Vice  President  of  FMR  and    Vice
                                   President of Bond Funds  advised by FMR; Vice
                                   President of FIMM.

     Brian Clancy                  Vice President of FMR and Treasurer  of  FMR,
                                   FIMM, FMR U.K., and FMR Far East.

     Barry Coffman                 Vice President of FMR.

     Arieh Coll                    Vice President of FMR.

     Frederic G. Corneel           Tax Counsel of FMR.

                                                       FIDELITY ADVISOR SERIES I


     Stephen G. Manning            Assistant  Treasurer of FMR, FIMM, FMR U.K.,
                                   FMR Far East; Vice President and Treasurer of
                                   FMR Corp.;  Treasurer of Strategic  Advisers,
                                   Inc.

     William Danoff                Senior Vice  President of FMR and Vice
                                   President of a fund advised by FMR.

     Scott E. DeSano               Vice President of FMR.

     Penelope Dobkin               Vice  President  of FMR and of a fund advised
                                   by FMR.

     Walter C. Donovan             Vice President of FMR.

     Bettina Doulton               Vice  President  of FMR and of funds  advised
                                   by FMR.

     Margaret L. Eagle             Vice President of FMR and of funds advised by
                                   FMR.

     William R. Ebsworth           Vice President of FMR.

     Richard B. Fentin             Senior  Vice  President  of  FMR   and   Vice
                                   President of a fund advised by FMR.

     Gregory Fraser                Vice  President  of FMR and of a fund advised
                                   by FMR.

     Jay Freedman                  Assistant Clerk of FMR; Clerk  of  FMR Corp.,
                                   FMR  U.K.,   FMR  Far  East,   and  Strategic
                                   Advisers,  Inc.; Secretary of FIMM; Associate
                                   General Counsel FMR Corp.

     David L. Glancy               Vice President of FMR and of a  fund  advised
                                   by FMR.

     Barry A. Greenfield           Vice  President  of FMR and of a fund advised
                                   by FMR.

     Boyce I. Greer                Senior  Vice   President  of  FMR  and   Vice
                                   President of Money  Market  Funds  advised by
                                   FMR; Vice President of FIMM.

     Bart A. Grenier               Senior Vice President of FMR; Vice  President
                                   of High-Income Funds advised by FMR.

     Robert Haber                  Vice President of FMR.

     Richard C.  Habermann         Senior Vice  President of FMR; Vice President
                                   of funds advised by FMR.

     Fred L. Henning Jr.           Senior  Vice   President  of  FMR   and  Vice
                                   President of Fixed-Income Funds advised by FMR.

     Bruce T. Herring              Vice President of FMR.

     Robert F. Hill                Vice President of FMR; Director of  Technical
                                   Research.

     Abigail P. Johnson            Senior  Vice  President  of  FMR  and    Vice
                                   President of funds advised by FMR; Director of FMR Corp.; Associate Director and Senior
                                   Vice  President  of Equity  Funds  advised by
                                   FMR.

                                                       FIDELITY ADVISOR SERIES I

     David B. Jones                Vice President of FMR.

     Steven Kaye                   Vice  President of  FMR and of a fund advised
                                   by FMR.

     Francis V. Knox               Vice President of FMR; Compliance Officer  of
                                   FMR U.K.

     Harris Leviton                Vice  President of FMR and of a fund  advised
                                   by FMR.

     Bradford E. Lewis             Vice President of FMR and of funds advised by
                                   FMR.

     Richard R. Mace Jr.           Vice President of FMR and of funds advised by
                                   FMR.

     Charles A. Mangum             Vice President of FMR and of a fund  advised
                                   by FMR.

     Kevin McCarey                 Vice  President of FMR and of a fund  advised
                                   by FMR.

     Neal P. Miller                Vice President of FMR.

     Jacques Perold                Vice President of FMR.

     Alan Radlo                    Vice President of FMR.

     Eric D. Roiter                Senior Vice President and  General Counsel of
                                   FMR and Secretary of funds advised by FMR.

     Lee H. Sandwen                Vice President of FMR.

     Patricia A. Satterthwaite     Vice President of FMR and of a  fund  advised
                                   by FMR.

     Fergus Shiel                  Vice President of FMR.

     Richard A. Silver             Vice President of FMR.

     Carol A. Smith-Fachetti       Vice President of FMR.

     Steven J. Snider              Vice President of FMR and of funds advised by
                                   FMR.

     Thomas T. Soviero             Vice President of FMR and of a  fund  advised
                                   by FMR.

     Richard Spillane              Senior  Vice  President  of  FMR;   Associate
                                   Director and Senior Vice  President of Equity
                                   Funds advised by FMR; Previously, Senior Vice
                                   President and Director of Operations and Compliance of FMR U.K.

     Thomas M. Sprague             Vice President of FMR and  of  funds  advised
                                   by FMR.

     Robert E. Stansky             Senior  Vice  President  of  FMR   and   Vice
                                   President of a fund advised by FMR.

     Scott D. Stewart              Vice President of FMR.

     Thomas Sweeney                Vice President of FMR.

                                                       FIDELITY ADVISOR SERIES I

     Beth F. Terrana               Senior  Vice  President  of  FMR  and  Vice
                                   President of a fund advised by FMR.

     Yoko Tilley                   Vice President of FMR.

     Joel C. Tillinghast           Vice President of FMR and of a  fund  advised
                                   by FMR.

     Robert Tuckett                Vice President of FMR.

     Jennifer Uhrig                Vice President  of FMR  and of  funds advised
                                   by FMR.

     George A. Vanderheiden        Senior  Vice  President   of  FMR  and   Vice
                                   President of funds advised by FMR; Director of FMR Corp.

     Steven S. Wymer               Vice President of FMR and of a  fund  advised
                                   by FMR.



     (2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
            25 Lovat Lane, London, EC3R 8LL, England


     FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

     Edward C. Johnson 3d       Chairman of the Board and Director of FMR  U.K.,
                                FMR,  FMR  Corp.,   FIMM,   and  FMR  Far  East;
                                President  and Chief  Executive  Officer  of FMR
                                Corp.;  Chairman of the  Executive  Committee of
                                FMR;  Director  of  Fidelity  Investments  Japan
                                Limited (FIJ); President and Trustee of funds advised by FMR.

     Robert C. Pozen            President  and  Director  of  FMR;  Senior  Vice
                                President  and Trustee of funds  advised by FMR;
                                President  and Director of FIMM,  FMR U.K.,  and
                                FMR  Far  East;  Previously,   General  Counsel,
                                Managing Director,  and Senior Vice President of
                                FMR Corp.

     Brian Clancy               Treasurer of  FMR  U.K., FMR  Far East, FMR, and
                                FIMM and Vice President of FMR.

     Stephen G. Manning         Assistant  Treasurer of  FMR U.K., FMR, FMR  Far
                                East, and FIMM;  Vice President and Treasurer of
                                FMR Corp.; Treasurer of Strategic Advisers, Inc.

     Francis V. Knox            Compliance Officer of FMR U.K.;  Vice  President
                                of FMR.

     Jay Freedman               Clerk of FMR  U.K., FMR  Far East, FMR Corp. and
                                Strategic  Advisers,  Inc.;  Assistant  Clerk of
                                FMR;   Secretary  of  FIMM;   Associate  General
                                Counsel FMR Corp.

                                                       FIDELITY ADVISOR SERIES I

     Sarah H. Zenoble           Senior Vice President and Director of Operations
                                and Compliance.


     (3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

     FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

     Edward C. Johnson 3d       Chairman of the Board and  Director of  FMR  Far
                                East,  FMR,  FMR  Corp.,  FIMM,  and  FMR  U.K.;
                                Chairman  of the  Executive  Committee  of  FMR;
                                President  and Chief  Executive  Officer  of FMR
                                Corp.;  Director of Fidelity  Investments  Japan
                                Limited (FIJ); President and Trustee of funds advised by FMR.

     Robert C. Pozen            President  and  Director  of  FMR;  Senior  Vice
                                President  and Trustee of funds  advised by FMR;
                                President  and Director of FIMM,  FMR U.K.,  and
                                FMR  Far  East;  Previously,   General  Counsel,
                                Managing Director,  and Senior Vice President of
                                FMR Corp.

     Robert H. Auld             Senior Vice President of FMR Far East.

     Brian Clancy               Treasurer of FMR Far East, FMR U.K., FMR, and
                                FIMM and Vice President of FMR.

     Jay Freedman               Clerk of FMR  Far East, FMR  U.K., FMR Corp. and
                                Strategic  Advisers,  Inc.;  Assistant  Clerk of
                                FMR;   Secretary  of  FIMM;   Associate  General
                                Counsel FMR Corp.

     Stephen G. Manning         Assistant  Treasurer of FMR Far East, FMR,  FMR
                                U.K., and FIMM;  Vice President and Treasurer of
                                FMR Corp.; Treasurer of Strategic Advisers, Inc.

     Billy Wilder               Vice  President of  FMR  Far East; President and
                                Representative  Director of Fidelity Investments
                                Japan Limited.


Item 29.   PRINCIPAL UNDERWRITERS

     (a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR or an affiliate.


     (b)
     NAME AND PRINCIPAL    POSITIONS AND OFFICES     POSITIONS AND OFFICES
     BUSINESS ADDRESS*     WITH UNDERWRITER          WITH REGISTRANT

     Edward C. Johnson 3d  Director                  Trustee and President

                                                       FIDELITY ADVISOR SERIES I


     Michael Mlinac        Director                  None
     James Curvey          Director                  None
     Martha B. Willis      President                 None
     Eric D. Roiter        Senior Vice President     Secretary
     Caron Ketchum         Treasurer and Controller  None
     Gary Greenstein       Assistant Treasurer       None
     Jay Freedman          Assistant Clerk           None
     Linda Holland         Compliance Officer        None

*    82 Devonshire Street, Boston, MA

     (c) Not applicable.

Item 30.   LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books,  and other  documents  required to be  maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians: The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA, or State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA.


Item 31.   MANAGEMENT SERVICES

           Not applicable.

Item 32.   UNDERTAKINGS

      (a) The Registrant undertakes for Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Retirement Growth Fund, and Fidelity Advisor Asset Allocation Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

       (b) The Registrant, on behalf of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Retirement Growth Fund, and Fidelity Advisor Asset Allocation Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 46 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 28th day of September, 1998.



                                        Fidelity Advisor Series I

                                        By:/s/Edward C. Johnson 3d, President  +
                                           -------------------------------------
                                              Edward C. Johnson 3d, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




(Signature)                     (Title)                            (Date)
----------                       -----                              ----

/s/Edward C. Johnson 3d    +    President and Trustee         September 28, 1998
----------------------------    (Principal Executive Officer)
Edward C. Johnson 3d

/s/Richard A. Silver       *    Treasurer                     September 28, 1998
----------------------------
Richard A. Silver

/s/Robert C. Pozen              Trustee                       September 28, 1998
----------------------------
Robert C. Pozen

/s/Ralph F. Cox             **  Trustee                       September 28, 1998
----------------------------
Ralph F. Cox

/s/Phyllis Burke Davis      **  Trustee                       September 28, 1998
----------------------------
Phyllis Burke Davis

/s/Robert M. Gates          *** Trustee                       September 28, 1998
----------------------------
Robert M. Gates

/s/E. Bradley Jones         **  Trustee                       September 28, 1998
----------------------------
E. Bradley Jones

/s/Donald J. Kirk           **  Trustee                       September 28, 1998
----------------------------
Donald J. Kirk

/s/Peter S. Lynch           **  Trustee                       September 28, 1998
----------------------------
Peter S. Lynch

/s/Marvin L. Mann           **  Trustee                       September 28, 1998
----------------------------
Marvin L. Mann

/s/William O. McCoy         **  Trustee                       September 28, 1998
----------------------------
William O. McCoy

/s/Gerald C. McDonough      **  Trustee                       September 28, 1998
----------------------------
Gerald C. McDonough

/s/Thomas R. Williams       **  Trustee                       September 28, 1998
----------------------------
Thomas R. Williams


+ Signature affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by John H. Costello pursuant to a power of attorney dated June 30,1997 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

*** Signature  affixed by Robert C. Hacker pursuant to a power of attorney dated
    March 6, 1997 and filed herewith.

                                POWER OF ATTORNEY

        I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

                                                     Fidelity Hereford Street Trust
Fidelity Aberdeen Street Trust                       Fidelity Income Fund
Fidelity Advisor Series I                            Fidelity Institutional Cash Portfolios
Fidelity Advisor Series II                           Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series III                          Fidelity Investment Trust
Fidelity Advisor Series IV                           Fidelity Magellan Fund
Fidelity Advisor Series V                            Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VI                           Fidelity Money Market Trust
Fidelity Advisor Series VII                          Fidelity Mt. Vernon Street Trust
Fidelity Advisor Series VIII                         Fidelity Municipal Trust
Fidelity Beacon Street Trust                         Fidelity Municipal Trust II
Fidelity Boston Street Trust                         Fidelity New York Municipal Trust
Fidelity California Municipal Trust                  Fidelity New York Municipal Trust II
Fidelity California Municipal Trust II               Fidelity Phillips Street Trust
Fidelity Capital Trust                               Fidelity Puritan Trust
Fidelity Charles Street Trust                        Fidelity Revere Street Trust
Fidelity Commonwealth Trust                          Fidelity School Street Trust
Fidelity Concord Street Trust                        Fidelity Securities Fund
Fidelity Congress Street Fund                        Fidelity Select Portfolios
Fidelity Contrafund                                  Fidelity Sterling Performance Portfolio, L.P.
Fidelity Corporate Trust                             Fidelity Summer Street Trust
Fidelity Court Street Trust                          Fidelity Trend Fund
Fidelity Court Street Trust II                       Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Covington Trust                             Fidelity U.S. Investments-Government Securities
Fidelity Daily Money Fund                               Fund, L.P.
Fidelity Destiny Portfolios                          Fidelity Union Street Trust
Fidelity Deutsche Mark Performance                   Fidelity Union Street Trust II
  Portfolio, L.P.                                    Fidelity Yen Performance Portfolio, L.P.
Fidelity Devonshire Trust                            Newbury Street Trust
Fidelity Exchange Fund                               Variable Insurance Products Fund
Fidelity Financial Trust                             Variable Insurance Products Fund II
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund III
Fidelity Government Securities Fund
Fidelity Hastings Street Trust

in addition to any other  investment  company for which  Fidelity  Management  &
Research  Company or an affiliate  acts as investment  adviser and for which the undersigned  individual  serves as President and Director,  Trustee,  or General
Partner  (collectively,  the "Funds"),  hereby  constitute and appoint Robert C.
Pozen my true and lawful attorney-in-fact,  with full power of substitution, and with  full  power  to him to  sign  for me  and in my  name  in the  appropriate capacity,  all Registration  Statements of the Funds on Form N-1A, Form N-8A, or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A, Form N-8A, or any successor thereto,  any Registration  Statements on Form
N-14, and any  supplements or other  instruments  in connection  therewith,  and generally  to do all such  things  in my name  and on my  behalf  in  connection therewith as said  attorney-in-fact  deems necessary or  appropriate,  to comply with the provisions of the Securities Act of 1933 and the Investment Company Act
of 1940, and all related requirements of the Securities and Exchange Commission.
I hereby ratify and confirm all that said  attorney-in-fact  or his  substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

        WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d                              July 17, 1997
-----------------------
Edward C. Johnson 3d

                                POWER OF ATTORNEY

        I, the undersigned Treasurer and principal financial and accounting officer of the following investment companies:

Fidelity Aberdeen Street Trust                       Fidelity Hereford Street Trust
Fidelity Advisor Series I                            Fidelity Income Fund
Fidelity Advisor Series II                           Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III                          Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV                           Fidelity Investment Trust
Fidelity Advisor Series V                            Fidelity Magellan Fund
Fidelity Advisor Series VI                           Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII                          Fidelity Money Market Trust
Fidelity Advisor Series VIII                         Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust                         Fidelity Municipal Trust
Fidelity Boston Street Trust                         Fidelity Municipal Trust II
Fidelity California Municipal Trust                  Fidelity New York Municipal Trust
Fidelity California Municipal Trust II               Fidelity New York Municipal Trust II
Fidelity Capital Trust                               Fidelity Phillips Street Trust
Fidelity Charles Street Trust                        Fidelity Puritan Trust
Fidelity Commonwealth Trust                          Fidelity Revere Street Trust
Fidelity Concord Street Trust                        Fidelity School Street Trust
Fidelity Congress Street Fund                        Fidelity Securities Fund
Fidelity Contrafund                                  Fidelity Select Portfolios
Fidelity Corporate Trust                             Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust                          Fidelity Summer Street Trust
Fidelity Court Street Trust II                       Fidelity Trend Fund
Fidelity Covington Trust                             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                            Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                             Fund, L.P.
Fidelity Deutsche Mark Performance                   Fidelity Union Street Trust
  Portfolio, L.P.                                    Fidelity Union Street Trust II
Fidelity Devonshire Trust                            Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                               Newbury Street Trust
Fidelity Financial Trust                             Variable Insurance Products Fund
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund II
Fidelity Government Securities Fund                  Variable Insurance Products Fund III
Fidelity Hastings Street Trust

plus any other  investment  company  for which  Fidelity  Management  & Research
Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner
(collectively, the "Funds"), hereby constitute and appoint John H. Costello my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities
Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after July 1, 1997.

        WITNESS my hand on the date set forth below.


/s/Richard A. Silver                                 June 30, 1997
--------------------------
Richard A. Silver

                                POWER OF ATTORNEY

        We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:


Fidelity Aberdeen Street Trust                       Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund                        Fidelity Hastings Street Trust
Fidelity Advisor Series I                            Fidelity Hereford Street Trust
Fidelity Advisor Series II                           Fidelity Income Fund
Fidelity Advisor Series III                          Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV                           Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                            Fidelity Institutional Trust
Fidelity Advisor Series VI                           Fidelity Investment Trust
Fidelity Advisor Series VII                          Fidelity Magellan Fund
Fidelity Advisor Series VIII                         Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust                         Fidelity Money Market Trust
Fidelity Boston Street Trust                         Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust                  Fidelity Municipal Trust
Fidelity California Municipal Trust II               Fidelity Municipal Trust II
Fidelity Capital Trust                               Fidelity New York Municipal Trust
Fidelity Charles Street Trust                        Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust                          Fidelity Phillips Street Trust
Fidelity Congress Street Fund                        Fidelity Puritan Trust
Fidelity Contrafund                                  Fidelity Revere Street Trust
Fidelity Corporate Trust                             Fidelity School Street Trust
Fidelity Court Street Trust                          Fidelity Securities Fund
Fidelity Court Street Trust II                       Fidelity Select Portfolios
Fidelity Covington Trust                             Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                            Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund                       Fidelity Trend Fund
Fidelity Destiny Portfolios                          Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance                   Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                                       Fund, L.P.
Fidelity Devonshire Trust                            Fidelity Union Street Trust
Fidelity Exchange Fund                               Fidelity Union Street Trust II
Fidelity Financial Trust                             Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund
                                                     Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

        WITNESS our hands on this nineteenth day of December, 1996.


/s/Edward C. Johnson 3d                       /s/Peter S. Lynch
------------------------------                ------------------------------
Edward C. Johnson 3d                             Peter S. Lynch



/s/J. Gary Burkhead                           /s/William O. McCoy
------------------------------                -------------------------------
J. Gary Burkhead                                 William O. McCoy


/s/Ralph F. Cox                               /s/Gerald C. McDonough
------------------------------                -------------------------------
Ralph F. Cox                                     Gerald C. McDonough


/s/Phyllis Burke Davis                       /s/Marvin L. Mann
------------------------------               --------------------------------
Phyllis Burke Davis                             Marvin L. Mann


/s/E. Bradley Jones                          /s/Thomas R. Williams
------------------------------               --------------------------------
E. Bradley Jones                                Thomas R. Williams


/s/Donald J. Kirk
------------------------------
Donald J. Kirk

                                POWER OF ATTORNEY

        I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust                       Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund                        Fidelity Hastings Street Trust
Fidelity Advisor Series I                            Fidelity Hereford Street Trust
Fidelity Advisor Series II                           Fidelity Income Fund
Fidelity Advisor Series III                          Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV                           Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                            Fidelity Institutional Trust
Fidelity Advisor Series VI                           Fidelity Investment Trust
Fidelity Advisor Series VII                          Fidelity Magellan Fund
Fidelity Advisor Series VIII                         Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust                         Fidelity Money Market Trust
Fidelity Boston Street Trust                         Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust                  Fidelity Municipal Trust
Fidelity California Municipal Trust II               Fidelity Municipal Trust II
Fidelity Capital Trust                               Fidelity New York Municipal Trust
Fidelity Charles Street Trust                        Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust                          Fidelity Phillips Street Trust
Fidelity Congress Street Fund                        Fidelity Puritan Trust
Fidelity Contrafund                                  Fidelity Revere Street Trust
Fidelity Corporate Trust                             Fidelity School Street Trust
Fidelity Court Street Trust                          Fidelity Securities Fund
Fidelity Court Street Trust II                       Fidelity Select Portfolios
Fidelity Covington Trust                             Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                            Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund                       Fidelity Trend Fund
Fidelity Destiny Portfolios                          Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance                   Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                                       Fund, L.P.
Fidelity Devonshire Trust                            Fidelity Union Street Trust
Fidelity Exchange Fund                               Fidelity Union Street Trust II
Fidelity Financial Trust                             Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust                          Variable Insurance Products Fund
                                                     Variable Insurance Products Fund II

plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

        WITNESS my hand on the date set forth below.

/s/Robert M. Gates                                   March 6, 1997
--------------------------
Robert M. Gates

                                 EXHIBIT INDEX

     Exhibit No.                   Description
     -----------                   -----------

      (1)   (a)   Amended and Restated  Declaration of Trust,  dated October
                  26, 1984, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 31.

            (b) Supplement to the Declaration of Trust, dated February 10, 1987, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 31.

            (c) Supplement to the Declaration of Trust, dated November 26, 1990, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 31.

            (d) Supplement to the Declaration of Trust, dated December 20, 1991, is incorporated herein by reference to Exhibit 1(e) of Post-Effective Amendment No. 31.

            (e)   Amendment to the  Declaration of Trust,  dated May 3, 1993, is
                  incorporated   herein  by   reference   to  Exhibit   1(f)  of
                  Post-Effective Amendment No. 31.

            (f) Supplement to the Declaration of Trust, dated August 25, 1997, is incorporated herein by reference to Exhibit 1(f) of Post-Effective Amendment No. 41.

      (2)         By-Laws of the Trust are  incorporated  herein by reference to
                  Exhibit 2 of Post-Effective Amendment No. 41.

      (3)         Not applicable.

      (4)         Not applicable.

      (5)   (a)   Management Contract between Fidelity Advisor Equity Growth
                  Fund  and  Fidelity  Management  &  Research  Company,   dated
                  September  1, 1997,  is  incorporated  herein by  reference to
                  Exhibit 5(a) of Post-Effective Amendment No. 41.

            (b) Management Contract between Fidelity Advisor Mid Cap Fund and Fidelity Management & Research Company, dated January 18, 1996, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 32.

            (c) Management Contract between Fidelity Advisor Large Cap Fund and Fidelity Management & Research Company, dated January 18, 1996, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 32.

            (d) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Equity Growth Fund, and Fidelity Management & Research (U.K.) Inc., dated September 1, 1997, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 41.

            (e) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Equity Growth Fund, and Fidelity Management & Research (Far East) Inc., dated September 1, 1997, is incorporated herein by reference to
                  Exhibit 5(e) of Post-Effective Amendment No. 41.

     Exhibit No.                   Description
     -----------                   -----------

            (f) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Mid Cap Fund, and Fidelity Management & Research (U.K.) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 32.

            (g) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Mid Cap Fund, and Fidelity Management & Research (Far East) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 32.

            (h) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Large Cap Fund, and Fidelity Management & Research (U.K.) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 32.

            (i) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Large Cap Fund, and Fidelity Management & Research (Far East) Inc., dated January 18, 1996, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 32.

            (j) Management Contract between Fidelity Advisor Growth & Income Fund and Fidelity Management & Research Company, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(j) of Post-Effective Amendment No. 38.

            (k) Management Contract between Fidelity Advisor TechnoQuant Growth Fund and Fidelity Management & Research Company, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(k) of Post-Effective Amendment No. 38.

            (l) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth & Income Fund, and Fidelity Management & Research (U.K.) Inc., dated December 1, 1996, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 38.

            (m) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth & Income Fund, and Fidelity Management & Research (Far East) Inc., dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(m) of Post-Effective Amendment No. 38.

            (n) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Management & Research (U.K.) Inc., dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(n) of Post-Effective Amendment No. 38.

            (o) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor TechnoQuant Growth Fund, and Fidelity Management & Research (Far East) Inc., dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 5(o) of Post-Effective Amendment No. 38.

            (p) Management Contract between Fidelity Advisor Growth Opportunities Fund and Fidelity Management & Research Company, dated February 28, 1998, is incorporated herein by reference to Exhibit 5(p) of Post-Effective Amendment No. 43.

            (q) Management Contract between Fidelity Advisor Strategic Opportunities Fund and Fidelity Management & Research Company, dated February 28, 1998, is incorporated herein by reference to Exhibit 5(q) of Post-Effective Amendment No. 43.

            (r) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth Opportunities

     Exhibit No.                   Description
     -----------                   -----------

                  Fund, and Fidelity Management & Research (U.K.) Inc., dated February 28, 1998, is incorporated herein by reference to
                  Exhibit 5(r) of Post-Effective Amendment No. 43.

            (s) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Opportunities Fund, and Fidelity Management & Research (U.K.) Inc., dated February 28, 1998, is incorporated herein by reference to
                  Exhibit 5(s) of Post-Effective Amendment No. 43.

            (t) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Growth Opportunities Fund, and Fidelity Management & Research (Far East) Inc., dated February 28, 1998, is incorporated herein by reference to Exhibit 5(t) of Post-Effective Amendment No. 43.

            (u) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Strategic Opportunities Fund, and Fidelity Management & Research (Far East) Inc., dated February 28, 1998, is incorporated herein by reference to Exhibit 5(u) of Post-Effective Amendment No. 43.

            (v) Management Contract between Fidelity Advisor Small Cap Fund and Fidelity Management & Research Company, dated July 16, 1998, is incorporated herein by reference to Exhibit 5(v) of Post-Effective Amendment No. 45.

            (w) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Small Cap Fund, and
                  Fidelity Management & Research (U.K.) Inc., dated July 16, 1998, is incorporated herein by reference to Exhibit 5(w) of Post-Effective Amendment No. 45.

            (x) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Small Cap Fund, and Fidelity Management & Research (Far East) Inc., dated July 16, 1998, is incorporated herein by reference to Exhibit 5(x) of Post-Effective Amendment No. 45.

            (y) Form of Management Contract between Fidelity Advisor Dividend Growth Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(y).

            (z) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Dividend Growth Fund, and Fidelity Management & Research (U.K.) Inc.
                  is filed herein as Exhibit 5(z).

            (aa) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Dividend Growth Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(aa).

            (bb)  Form  of  Management   Contract   between   Fidelity   Advisor
                  Retirement Growth Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(bb).

            (cc) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Retirement Growth Fund, and Fidelity Management & Research (U.K.) Inc. is filed herein as Exhibit 5(cc).

            (dd) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Retirement Growth Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(dd).

            (ee) Form of Management Contract between Fidelity Advisor Asset Allocation Fund and Fidelity Management & Research Company is filed herein as Exhibit 5(ee).

     Exhibit No.                   Description
     -----------                   -----------

            (ff) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Asset Allocation Fund, and Fidelity Management & Research (U.K.) Inc. is filed herein as Exhibit 5(ff).

            (gg) Form of Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Asset Allocation Fund, and Fidelity Management & Research (Far East) Inc. is filed herein as Exhibit 5(gg).

     (6)    (a)   General Distribution Agreement between Fidelity Advisor Equity
                  Portfolio  Growth  (currently known as Fidelity Advisor Equity
                  Growth  Fund) and  Fidelity  Distributors  Corporation,  dated
                  April 1, 1987, is incorporated  herein by reference to Exhibit
                  6(a) of Post-Effective Amendment No. 29.

            (b) Amendment to the General Distribution Agreement for Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), dated January 1, 1988, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 29.

            (c) General Distribution Agreement between Fidelity Advisor Mid Cap Fund and Fidelity Distributors Corporation, dated January 18, 1996, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 32.

            (d) General Distribution Agreement between Fidelity Advisor Large Cap Fund and Fidelity Distributors Corporation, dated January 18, 1996, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 32.

            (e) Amendments to the General Distribution Agreement between Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

            (f) General Distribution Agreement between Fidelity Advisor Growth & Income Fund and Fidelity Distributors Corporation, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 6(h) of Post-Effective Amendment No. 38.

            (g) General Distribution Agreement between Fidelity Advisor TechnoQuant Growth Fund and Fidelity Distributors Corporation, dated December 1, 1996, is incorporated herein by reference to
                  Exhibit 6(i) of Post-Effective Amendment No. 38.

            (h) General Distribution Agreement between Fidelity Advisor Growth Opportunities Fund and Fidelity Distributors Corporation, dated February 28, 1998, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 43.

            (i) General Distribution Agreement between Fidelity Advisor Strategic Opportunities Fund and Fidelity Distributors Corporation, dated February 28, 1998, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment No. 43.

            (j) General Distribution Agreement between Fidelity Advisor Small Cap Fund and Fidelity Distributors Corporation, dated July 16, 1998, is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 45.

            (k)   Form  of  General  Distribution   Agreement  between  Fidelity
                  Advisor   Dividend  Growth  Fund  and  Fidelity   Distributors
                  Corporation is filed herein as Exhibit 6(k).

            (l)   Form  of  General  Distribution   Agreement  between  Fidelity
                  Advisor Retirement Growth Fund and Fidelity Distributors Corporation is filed herein as Exhibit 6(l).

     Exhibit No.                   Description
     -----------                   -----------

            (m)   Form  of  General  Distribution   Agreement  between  Fidelity
                  Advisor  Asset  Allocation  Fund  and  Fidelity   Distributors
                  Corporation is filed herein as Exhibit 6(m).

            (n)   Form of Bank Agency  Agreement (most recently revised January,
                  1997) is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment No. 43.

            (o) Form of Selling Dealer Agreement (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 43.

            (p) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997) is incorporated herein by reference to Exhibit 6(l) of Post-Effective Amendment No. 43.

     (7)    (a)   Retirement Plan for Non-Interested Person Trustees,  Directors
                  or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity
                  Select Portfolio's (File No. 2-69972) Post-Effective Amendment
                  No. 54.

            (b) The Fee Deferral plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

     (8)   (a)    Custodian  Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan  Bank,  N.A. and Fidelity  Advisor
                  Series I on behalf of Fidelity Advisor Equity Growth Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity
                  Investment Trust's  Post-Effective  Amendment No. 59 (File No.
                  2-90649).

            (b) Appendix A, dated October 17, 1996, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 57 (File No. 2-73133).

            (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).

            (d) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Mid Cap Fund and Fidelity Advisor Large Cap Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).

            (e) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Mid Cap Fund and Fidelity Advisor Large Cap Fund is incorporated herein by reference to Exhibit 8(b) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).

            (f) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Mid Cap Fund and Fidelity Advisor Large Cap Fund is incorporated herein by reference to Exhibit 8(c) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).

            (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolio's (File No. 2-74808) Post-Effective Amendment No. 31.

     Exhibit No.                   Description
     -----------                   -----------

            (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Advisor Series I on behalf of Fidelity Equity Portfolio Growth (currently known as Fidelity Advisor Equity Growth Fund), Fidelity Advisor Mid Cap Fund, and Fidelity Advisor Large Cap Fund, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios'(File No. 2-74808) Post-Effective Amendment No. 31.

            (k) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Advisor Equity Growth Fund, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

            (m) Forms of Custodian Agreement, Appendix B, and Appendix C between The Chase Manhattan Bank, N.A. and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund and Fidelity Advisor Growth & Income Fund are incorporated herein by reference to Exhibit 8(m) of Post-Effective Amendment No. 43.

            (n) Forms of Custodian Agreement, Appendix B, and Appendix C between Brown Brothers Harriman & Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Strategic Opportunities Fund and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 43.

            (o)   Forms   of   Fidelity  Group  Repo  Custodian   Agreement  and
                  Schedule 1 among The Bank of New York, J.P. Morgan Securities, Inc., and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(o) of Post-Effective Amendment No. 43.

            (p)   Forms   of   Fidelity  Group  Repo  Custodian   Agreement  and
                  Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 43.

     Exhibit No.                   Description
     -----------                   -----------

            (q) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Advisor Series I on behalf of Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Strategic Opportunities Fund, and Fidelity Advisor Growth Opportunities Fund are incorporated herein by reference to Exhibit 8(q) of Post-Effective Amendment No. 43.

            (r) Forms of Custodian Agreement, Appendix B, and Appendix C between State Street Bank and Trust Company and Fidelity Advisor Series I on behalf of Fidelity Advisor Small Cap Fund are incorporated herein by reference to Exhibit 8(r) of Post-Effective Amendment No. 45.

     (9)          Not applicable.

     (10) Opinion and Consent of Counsel to be filed by subsequent amendment.

     (11)         Not applicable.

     (12)         Not applicable.

     (13)         Not applicable.

     (14)   (a)   Fidelity  Individual  Retirement  Account  Custodial Agreement
                  and  Disclosure   Statement,   as  currently  in  effect,   is
                  incorporated  herein by reference to Exhibit 14(a) of Fidelity
                  Union  Street  Trust's  (File  No.   2-50318)   Post-Effective
                  Amendment No. 87.

            (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

            (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

     Exhibit No.                   Description
     -----------                   -----------

            (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

            (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.

            (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (m) The CORPORATE plan for Retirement 100(SERVICEMARK) Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to
                  Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and
                  Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.

            (q) Fidelity SIMPLE-IRA Plan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.

     (15)  (a)    Distribution  and  Service  Plan  pursuant  to  Rule 12b-1 for
                  Fidelity  Advisor Equity Growth Fund:  Class T is incorporated
                  herein  by  reference  to  Exhibit  15(a)  of   Post-Effective
                  Amendment No. 41.

            (b)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity Advisor Equity Growth Fund (formerly known as Fidelity Advisor Equity Portfolio Growth): Institutional Class is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 38.

            (c)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity Advisor Mid Cap Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 38.

            (d) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mid Cap Fund: Class B is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 38.

     Exhibit No.                   Description
     -----------                   -----------

            (e)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity  Advisor  Mid  Cap  Fund:   Institutional   Class  is
                  incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 38.

            (f) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class T (formerly known as Class A) is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 38.

            (g) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class B is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 38.

            (h)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity  Advisor  Large  Cap  Fund:  Institutional  Class  is
                  incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 38.

            (i) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Equity Growth Fund: Class A is incorporated herein by reference to Exhibit 15(i) of Post-Effective Amendment No. 34.

            (j) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mid Cap Fund: Class A is incorporated herein by reference to Exhibit 15(j) of Post-Effective Amendment No. 34.

            (k) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class A is incorporated herein by reference to Exhibit 15(k) of Post-Effective Amendment No. 34.

            (l) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Equity Growth Fund: Class B is incorporated herein by reference to Exhibit 15(l) of Post-Effective Amendment No. 36.

            (m) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class A is incorporated herein by reference to Exhibit 15(m) of Post-Effective Amendment No. 36.

            (n) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class T is incorporated herein by reference to Exhibit 15(n) of Post-Effective Amendment No. 36.

            (o) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class B is incorporated herein by reference to Exhibit 15(o) of Post-Effective Amendment No. 36.

            (p) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Institutional Class is incorporated herein by reference to Exhibit 15(p) of Post-Effective Amendment No. 38.

            (q) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class A is
                  incorporated herein by reference to Exhibit 15(q) of Post-Effective Amendment No. 36.

            (r) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class T is
                  incorporated herein by reference to Exhibit 15(r) of Post-Effective Amendment No. 36.

     Exhibit No.                   Description
     -----------                   -----------

            (s) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class B is
                  incorporated herein by reference to Exhibit 15(s) of Post-Effective Amendment No. 36.

            (t) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Institutional Class is incorporated herein by reference to Exhibit 15(t) of Post-Effective Amendment No. 38.

            (u) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Equity Growth Fund: Class C is incorporated herein by reference to Exhibit 15(u) of Post-Effective Amendment No. 41.

            (v) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Mid Cap Fund: Class C is incorporated herein by reference to Exhibit 15(v) of Post-Effective Amendment No. 41.

            (w) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Large Cap Fund: Class C is incorporated herein by reference to Exhibit 15(w) of Post-Effective Amendment No. 41.

            (x) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor TechnoQuant Growth Fund: Class C is
                  incorporated herein by reference to Exhibit 15(x) of Post-Effective Amendment No. 41.

            (y) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth & Income Fund: Class C is incorporated herein by reference to Exhibit 15(y) of Post-Effective Amendment No. 41.

            (z)   Distribution  and  Service  Plan  pursuant  to Rule  12b-1 for
                  Fidelity  Advisor  Growth   Opportunities  Fund:  Class  A  is
                  incorporated herein by reference to Exhibit 15(z) of Post-Effective Amendment No. 43.

            (aa) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Opportunities Fund: Class T is incorporated herein by reference to Exhibit 15(aa) of Post-Effective Amendment No. 43.

            (bb)  Distribution  and  Service  Plan  pursuant  to  Rule 12b-1 for
                  Fidelity Advisor Growth Opportunities Fund: Class B is incorporated herein by reference to Exhibit 15(bb) of Post-Effective Amendment No. 43.

            (cc)  Distribution  and  Service  Plan  pursuant  to  Rule 12b-1 for
                  Fidelity Advisor Growth Opportunities Fund: Class C is incorporated herein by reference to Exhibit 15(cc) of Post-Effective Amendment No. 43.

            (dd) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Growth Opportunities Fund: Institutional Class is incorporated herein by reference to Exhibit 15(dd) of Post-Effective Amendment No. 43.

            (ee) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class A is incorporated herein by reference to Exhibit 15(ee) of Post-Effective Amendment No. 43.

            (ff) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class T is incorporated herein by reference to Exhibit 15(ff) of Post-Effective Amendment No. 43.

     Exhibit No.                   Description
     -----------                   -----------

            (gg) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Class B is incorporated herein by reference to Exhibit 15(gg) of Post-Effective Amendment No. 43.

            (hh) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Strategic Opportunities Fund: Institutional Class is incorporated herein by reference to Exhibit 15(hh) of Post-Effective Amendment No. 43.

            (ii) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class A is incorporated herein by reference to Exhibit 15(ii) of Post-Effective Amendment No. 45.

            (jj) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class T is incorporated herein by reference to Exhibit 15(jj) of Post-Effective Amendment No. 45.

            (kk) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class B is incorporated herein by reference to Exhibit 15(kk) of Post-Effective Amendment No. 45.

            (ll) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Class C is incorporated herein by reference to Exhibit 15(ll) of Post-Effective Amendment No. 45.

            (mm) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Small Cap Fund: Institutional Class is
                  incorporated herein by reference to Exhibit 15(mm) of Post-Effective Amendment No. 45.

            (nn) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class A is filed herein as Exhibit 15(nn).

            (oo) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class T is filed herein as Exhibit 15(oo).

            (pp) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class B is filed herein as Exhibit 15(pp).

            (qq) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Class C is filed herein as Exhibit 15(qq).

            (rr) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Dividend Growth Fund: Institutional Class is filed herein as Exhibit 15(rr).

            (ss) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Retirement Growth Fund: Class A is filed herein as Exhibit 15(ss).

            (tt)  Form  of  Distribution   and  Service  Plan  pursuant  to Rule
                  12b-1 for Fidelity Advisor Retirement Growth Fund: Class T is filed herein as Exhibit 15(tt).

            (uu)  Form  of  Distribution  and Service  Plan  pursuant  to   Rule
                  12b-1 for Fidelity Advisor Retirement Growth Fund: Class B is filed herein as Exhibit 15(uu).

            (vv) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Retirement Growth Fund: Class C is filed herein as Exhibit 15(vv).

            (ww)  Form  of  Distribution  and  Service  Plan  pursuant  to  Rule
                  12b-1   for   Fidelity   Advisor   Retirement   Growth   Fund:
                  Institutional Class is filed herein as Exhibit 15(ww).

     Exhibit No.                   Description
     -----------                   -----------

            (xx) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Asset Allocation Fund: Class A is filed herein as Exhibit 15(xx).

            (yy) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Asset Allocation Fund: Class T is filed herein as Exhibit 15(yy).

            (zz) Form of Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Asset Allocation Fund: Class B is filed herein as Exhibit 15(zz).

            (aaa) Form  of  Distribution  and  Service  Plan  pursuant  to  Rule
                  12b-1 for Fidelity Advisor Asset Allocation Fund: Class C is filed herein as Exhibit 15(aaa).

            (bbb) Form  of  Distribution  and  Service  Plan  pursuant  to  Rule
                  12b-1   for   Fidelity    Advisor   Asset   Allocation   Fund:
                  Institutional Class is filed herein as Exhibit 15(bbb).

     (16)   (a)   Schedule  for  computation  of  cumulative  total  returns and average annual returns is incorporated herein by reference to 16(a) of Post-Effective Amendment No. 29.

            (b) Schedule for computation of adjusted net asset value and moving averages calculations incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 29.

     (17)         Not applicable.

     (18)   (a)   Multiple  Class  of  Shares  Plan  pursuant  to  Rule   18f-3,
                  dated March 19, 1998, is  incorporated  herein by reference to
                  Exhibit 18(a) of Post-Effective Amendment No. 45.

            (b) Schedule I, dated July 16, 1998, to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Equity Growth Fund, Fidelity Advisor Mid Cap Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor TechnoQuant Growth Fund, Fidelity Advisor Strategic Opportunities Fund, Fidelity Advisor Growth Opportunities Fund, and Fidelity Advisor Small Cap Fund is filed herein as Exhibit 18(b).

            (c) Form of Schedule I to Multiple Class of Shares Plan pursuant to Rule 18f-3 on behalf of Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Retirement Growth Fund, and Fidelity Advisor Asset Allocation Fund is filed herein as Exhibit 18(c).